As filed with the Securities and Exchange Commission on July 26, 2006

                           1933 Act File No. 33-37971
                           1940 Act File No. 811-6223

                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D. C. 20549

                                    FORM N-lA

REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933                      [X]
                                    Pre-Effective Amendment No:              [ ]
                                    Post-Effective Amendment No: 22          [X]

                                       and

REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940              [X]
                                Amendment No: 23

                         LEGG MASON TAX-FREE INCOME FUND
               (Exact Name of Registrant as Specified in Charter)

                                100 Light Street
                            Baltimore, Maryland 21202
                    (Address of Principal Executive Offices)
       Registrant's Telephone Number, including Area Code: (410) 539-0000

                                   Copies to:

RICHARD M. WACHTERMAN, ESQ.                     ARTHUR C. DELIBERT, ESQ.
Legg Mason & Co., LLC                           Kirkpatrick & Lockhart Nicholson
100 Light Street                                Graham LLP
Baltimore, Maryland 21202                       1601 K Street, N.W.
(Name and address of agent for service)         Washington, D.C. 20006-1600

It is proposed that this filing will become effective:

[ ] immediately upon filing pursuant to Rule 485(b)
[X] on July 29, 2006, pursuant to Rule 485(b)
[ ] 60 days after filing pursuant to Rule 485(a)(i)
[ ] on, pursuant to Rule 485(a)(i)
[ ] 75 days after filing pursuant to Rule 485(a)(ii)
[ ] on, pursuant to Rule 485(a)(ii)

If appropriate, check the following box:
[ ] This post-effective amendment designates a new effective date for a previously filed post-effective amendment.

                         Legg Mason Tax-Free Income Fund

                       Contents of Registration Statement


This registration statement consists of the following papers and documents.

Cover Sheet

Contents of Registration Statement

Legg Mason Maryland Tax-Free Income Trust
Legg Mason Pennsylvania Tax-Free Income Trust
Legg Mason Tax-Free Intermediate-Term Income Trust
Part A - Primary Class Prospectus

Legg Mason Maryland Tax-Free Income Trust
Legg Mason Pennsylvania Tax-Free Income Trust
Legg Mason Tax-Free Intermediate-Term Income Trust
Part B - Statement of Additional Information

Part C - Other Information

Signature Page

Exhibits

LEGG MASON TAX-FREE INCOME FUND

LEGG MASON MARYLAND TAX-FREE INCOME TRUST
LEGG MASON PENNSYLVANIA TAX-FREE INCOME TRUST
LEGG MASON TAX-FREE INTERMEDIATE-TERM INCOME TRUST

                            PRIMARY CLASS PROSPECTUS
                                 AUGUST 1, 2006



                                     [LOGO]

The shares offered by this Prospectus are subject to various fees and expenses, including distribution and service (12b-1) fees. See "Fees and Expenses of the Funds" on page 11 and "Distribution Plan" on page 12.


As with all mutual funds, the U.S. Securities and Exchange Commission ("SEC") has not passed upon the accuracy or adequacy of this Prospectus, nor has it approved or disapproved these securities. It is a criminal offense to state otherwise.


Not every fund listed in this Prospectus is available for purchase in every state. Please consult your Financial Adviser concerning the availability of a particular fund.

TABLE OF CONTENTS

About the funds:


1         Investment objectives and policies

5         Principal risks

7         Performance

11        Fees and expenses of the funds

12        Distribution plan

13        Management

About your investment:


14        How to invest

16        How to redeem your shares

18        Account policies

21        Services for investors

22        Distributions and taxes

24        Portfolio holdings disclosure policy

25        Financial highlights

LEGG MASON TAX-FREE INCOME FUND

[icon] INVESTMENT OBJECTIVES AND POLICIES

Legg Mason Tax-Free Income Fund ("Tax-Free Income Fund") offers three series:
Legg Mason Maryland Tax-Free Income Trust ("Maryland Tax-Free"), Legg Mason Pennsylvania Tax-Free Income Trust ("Pennsylvania Tax-Free") and Legg Mason Tax-Free Intermediate-Term Income Trust ("Tax-Free Intermediate").


Proposed Mergers - Pennsylvania Tax-Free and Tax-Free Intermediate:

The Board of Trustees of Tax-Free Income Fund has approved Agreements and Plans of Reorganization (collectively, the "Plans") with respect to two series, Pennsylvania Tax-Free and Tax-Free Intermediate. Under the Plans, Pennsylvania Tax-Free would transfer all of its assets and liabilities to Legg Mason Partners Pennsylvania Municipals Fund ("PA Municipals") and Tax-Free Intermediate would transfer all of its assets and liabilities to Legg Mason Partners Limited Term Municipals Fund ("Limited Term Municipals") (collectively, the "Partners Funds"), each a series of Legg Mason Partners Municipals Funds. The investment adviser and principal underwriter of the Partners Funds are affiliates of the investment manager and principal underwriter of Pennsylvania Tax-Free and Tax-Free Intermediate.

The Plans are subject to the approval of shareholders of record of Pennsylvania Tax-Free and Tax-Free Intermediate as of October 12, 2006. If the Plans are approved, shareholders of Pennsylvania Tax-Free and Tax-Free Intermediate would become shareholders of PA Municipals and Limited Term Municipals, respectively, in the first calendar quarter of 2007. The Plans provide for Primary Class shareholders of Pennsylvania Tax-Free and Tax-Free Intermediate to receive Class A shares of the corresponding Partners Fund equal in aggregate value to their Pennsylvania Tax-Free and Tax-Free Intermediate shares on the date of the transfer. Pennsylvania Tax-Free and Tax-Free Intermediate would cease operations shortly thereafter. Under the Plans, the Board of Trustees may terminate a proposed reorganization at any time prior to the closing date if, in the opinion of the Board, circumstances develop that make proceeding with the proposed reorganization inadvisable.


You may continue to buy and redeem shares of Pennsylvania Tax-Free and Tax-Free Intermediate prior to the closing of the proposed reorganizations. However, if the Plans are approved, sales of new shares of Pennsylvania Tax-Free and Tax-Free Intermediate are expected to be suspended approximately five days prior to the consummation of the proposed reorganizations.

LEGG MASON MARYLAND TAX-FREE INCOME TRUST

Investment objective: A high level of current income exempt from federal and Maryland state and local income taxes, consistent with prudent investment risk and preservation of capital.

Principal investment strategies:

The fund invests primarily in debt instruments issued by or on behalf of the State of Maryland, its political subdivisions, municipalities, agencies, instrumentalities or public authorities, the interest on which, in the opinion of counsel to the issuers of those instruments, is exempt from federal and Maryland state and local income taxes. Securities considered for investment must be investment grade. Investment grade securities are those rated within the four highest grades by Moody's Investors Service, Inc. ("Moody's"), Standard & Poor's, a division of the McGraw-Hill Companies, Inc. ("S&P") or Fitch Ratings ("Fitch") or, if unrated, deemed by the adviser to be of comparable quality. The fund may invest 25% or more of its total assets in a particular segment of the municipal securities market, such as hospital revenue bonds, housing agency bonds, private activity bonds or airport bonds, or in securities the interest on which is paid from revenues of a similar type of project.

Under normal circumstances, the fund will invest at least 80% of its net assets in municipal obligations the interest on which is not subject to Maryland state and local taxes, exclusive of any such obligations the interest on which is a tax preference item for purposes of the federal alternative minimum tax. This is a fundamental policy of the fund, which may be changed only by a vote of fund shareholders.

The fund may invest in securities of any maturity. The adviser anticipates that the dollar-weighted average maturity for the fund will be in the long-intermediate to long-term range (generally from 7 to 20 years) although, at times, depending on the adviser's market outlook, the average maturity may be somewhat longer or shorter than this. The adviser establishes a duration target for the fund based on the adviser's investment outlook. This outlook is determined by the adviser's analysis of the economy, fiscal and monetary policy and international events. Factors directly impacting the municipal market, such as supply, demand and legislative developments, are also incorporated into the adviser's outlook.

Duration is a measure of a bond or fixed-income portfolio's sensitivity to changes in interest rates. During periods of falling interest rates a portfolio with a shorter duration will generally not generate as high a level of total return as a portfolio with a longer duration. Conversely, when interest rates rise, a portfolio with a shorter duration will generally outperform longer duration portfolios.

The adviser analyzes each industry and issuer to determine its credit fundamentals and outlook. Issuers are scrutinized not only for their ability to make timely interest and principal payments, but for the stability of their financial position and ratings. The tax consequences of trading activity are always considered, and only those trades that the adviser believes add value to shareholders on an after-tax basis are ordinarily executed.

Securities may be sold because their credit fundamentals have changed or in order to buy a security that the adviser believes will produce greater risk-adjusted returns.


For temporary defensive purposes, when, in the adviser's opinion, no suitable municipal securities are available, for liquidity purposes or pending the investment of the proceeds of the sale of shares, the fund may invest in taxable short-term investments. The fund may also temporarily invest more than 20% of its net assets in municipal obligations the interest on which is exempt from federal income tax but is a tax preference item and/or is subject to Maryland state and local income taxes. If the fund invests substantially in such instruments, it will not be pursuing its principal investment strategies and may not achieve its investment objective.


LEGG MASON PENNSYLVANIA TAX-FREE INCOME TRUST

Investment objective: A high level of current income exempt from federal income tax and Pennsylvania personal income tax consistent with prudent investment risk and preservation of capital.

Principal investment strategies:

The fund invests primarily in debt instruments issued by or on behalf of the Commonwealth of Pennsylvania, its political subdivisions, municipalities, agencies, instrumentalities or public authorities, the interest on which, in the opinion of counsel to the issuers of those instruments, is exempt from federal income tax and Pennsylvania personal income tax. Securities considered for investment must be investment grade. Investment grade securities are those rated within the four highest grades by Moody's, S&P or Fitch, or, if unrated, deemed by the adviser to be of comparable quality. Pennsylvania Tax-Free's shares are exempt from Pennsylvania county personal property tax to the extent that it invests in Pennsylvania municipal obligations. The fund may invest 25% or more of its total assets in a particular segment of the municipal securities market, such as hospital revenue bonds, housing agency bonds, private activity bonds or airport bonds, or in securities the interest on which is paid from revenues of a similar type of project.

Under normal circumstances, the fund will invest at least 80% of its net assets in municipal obligations the interest on which is not subject to Pennsylvania state and local taxes, exclusive of any such obligations the interest on which is a tax preference item for purposes of the federal alternative minimum tax. This is a fundamental policy of the fund, which may be changed only by a vote of fund shareholders.

The fund may invest in securities of any maturity. The adviser anticipates that the dollar-weighted average maturity of the fund will be in the long-intermediate to long-term range (generally from 7 to 20 years) although, at times, depending on the adviser's market outlook, the average maturity may be somewhat longer or shorter than this. The adviser establishes a duration target for the fund based on the adviser's investment outlook. This outlook is determined by the adviser's analysis of the economy, fiscal and monetary policy and international events. Factors directly impacting the municipal market, such as supply, demand and legislative developments, are also incorporated into the adviser's outlook.

Duration is a measure of a bond or fixed-income portfolio's sensitivity to changes in interest rates. During periods of falling interest rates a portfolio with a shorter duration will generally not generate as high a level of total return as a portfolio with a longer duration. Conversely, when interest rates rise, a portfolio with a shorter duration will generally outperform longer duration portfolios.

The adviser analyzes each industry and issuer to determine its credit fundamentals and outlook. Issuers are scrutinized not only for their ability to make timely interest and principal payments, but for the stability of their financial position and ratings. The tax consequences of trading activity are always considered, and only those trades that the adviser believes add value to shareholders on an after-tax basis are ordinarily executed.

Securities may be sold because their credit fundamentals have changed or in order to buy a security that the adviser believes will produce greater risk-adjusted returns.


For temporary defensive purposes, when, in the adviser's opinion, no suitable municipal securities are available, for liquidity purposes or pending the investment of the proceeds of the sale of shares, the fund may invest in taxable short-term investments. The fund may also temporarily invest more than 20% of its net assets in municipal obligations the interest on which is exempt from federal income tax but is a tax preference item and/or is subject to Pennsylvania personal income tax. If the fund invests substantially in such instruments, it will not be pursuing its principal investment strategies and may not achieve its investment objective.


LEGG MASON TAX-FREE INTERMEDIATE-TERM INCOME TRUST

Investment objective: A high level of current income exempt from federal income tax, consistent with prudent investment risk.

Principal investment strategies:

The fund invests primarily in debt instruments issued by or on behalf of states, territories and possessions of the United States, the District of Columbia and their respective authorities, agencies, instrumentalities and political subdivisions, the interest on which, in the opinion of counsel to the issuers of those instruments, is exempt from federal income tax. Securities considered for investment must be investment grade. Investment grade securities are those rated within the four highest grades by Moody's, S&P or Fitch, or, if unrated, deemed by the adviser to be of comparable quality. The fund may invest 25% or more of its total assets in a particular segment of the municipal securities market, such as hospital revenue bonds, housing agency bonds, private activity bonds or airport bonds, or in securities the interest on which is paid from revenues of a similar type of project.

Under normal circumstances, the fund will maintain at least 80% of its net assets in municipal obligations the interest on which is not a tax preference item for purposes of the federal alternative minimum tax. This is a fundamental policy of the fund, which may be changed only by a vote of fund shareholders.

The fund may invest in securities of any maturity. Under normal circumstances, when selecting securities for the fund, the adviser seeks to maintain the fund's dollar-weighted average maturity between 2 and 10 years. The adviser establishes a duration target for the fund based on the adviser's investment outlook. This outlook is determined by the adviser's analysis of the economy, fiscal and monetary policy and international events. Factors directly impacting the municipal market, such as supply, demand and legislative developments, are also incorporated into the adviser's outlook.

Duration is a measure of a bond or fixed-income portfolio's sensitivity to changes in interest rates. During periods of falling interest rates a portfolio with a shorter duration will generally not generate as high a level of total return as a portfolio with a longer duration. Conversely, when interest rates rise, a portfolio with a shorter duration will generally outperform longer duration portfolios.

The adviser analyzes each industry and issuer to determine its credit fundamentals and outlook. Issuers are scrutinized not only for their ability to make timely interest and principal payments, but for the stability of their financial position and ratings. The tax consequences of trading activity are always considered, and only those trades that the adviser believes add value to shareholders on an after-tax basis are ordinarily executed.

Securities may be sold because their credit fundamentals have changed or in order to buy a security that the adviser believes will produce greater risk-adjusted returns.


For temporary defensive purposes, when, in the adviser's opinion, no suitable municipal securities are available, for liquidity purposes or pending the investment of the proceeds of the sale of shares, the fund may invest in taxable short-term investments. The fund may also temporarily invest more than 20% of its net assets in municipal obligations the interest on which is exempt from federal income tax but is a tax preference item. If the fund invests substantially in such instruments, it will not be pursuing its principal investment strategies and may not achieve its investment objective.


                                      *****

Each fund's investment objective is non-fundamental and may be changed by the Tax-Free Income Fund's Board of Trustees ("Board of Trustees") without shareholder approval.

[icon] PRINCIPAL RISKS

In General:

There is no assurance that a fund will meet its investment objective; investors could lose money by investing in a fund. As with all mutual funds, an investment in any of these funds is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Unless otherwise stated, the following risks apply to each of the funds:

Interest Rate Risk:

Debt securities are subject to interest rate risk, which is the possibility that the rates of interest income generated by a fund's fixed-income investments may decline due to a decrease in market interest rates and the market prices of a fund's fixed-income investments may decline due to an increase in market interest rates. Generally, the longer the maturity of a fixed-income security, the greater the effect on its value when rates increase.

Certain securities pay interest at variable or floating rates. Variable rate securities reset at specified intervals, while floating rate securities reset whenever there is a change in a specified index rate. In most cases, these reset provisions generally reduce the effect of market interest rates on the value of the security, but mean that declines in market interest rates are reflected more quickly in a fund's holdings than they would be if a fund held fixed rate securities. However, some securities do not track the underlying index directly, but reset based on formulas that can produce an effect similar to leveraging; others may provide for interest payments that vary inversely with market rates. The market prices of these securities may fluctuate significantly when interest rates change.

Risk of Changes in Economic Conditions or Governmental Policies:

Changes in economic conditions in, or governmental policies of, the State of Maryland or the Commonwealth of Pennsylvania could have a significant impact on the performance of Maryland Tax-Free and Pennsylvania Tax-Free, respectively.

Sector Focus and Issuer Non-Diversification:

A fund focusing a significant portion of its investments in a single sector of the municipal securities market will be more susceptible to factors adversely affecting that sector than would a fund not following this practice.


Each fund is a non-diversified fund. The percentage of each fund's assets invested in any single issuer is not limited by the Investment Company Act of 1940. When a fund's assets are invested in the securities of a limited number of issuers or it holds a large portion of its assets in a few issuers, the performance of the fund is likely to be more volatile and the value of its shares will be more susceptible to being materially impacted by a single economic, political or regulatory event affecting those issuers or their securities than shares of a diversified fund.

Each fund may invest in securities issued by hospitals and other healthcare providers. The hospital industry throughout the nation has been subjected to pressure to reduce expenses and to limit lengths of stay. That pressure may adversely affect the financial health of some hospitals.


Credit Risk:

Debt securities are subject to credit risk, i.e., the risk that an issuer of securities will be unable to pay principal and interest when due, or that the value of the security will suffer because investors believe the issuer is less able to pay. This is broadly gauged by the credit ratings of the securities in which a fund invests. However, ratings are only the opinions of the companies issuing them and are not absolute guarantees as to quality.

Each fund may invest a significant portion of assets in securities that are not general obligations of a state. These may be issued by local governments or public authorities and are rated according to their particular creditworthiness, which may vary significantly from the state's general obligations.

Each fund may invest in bonds that are issued by or on behalf of public authorities to finance privately operated facilities. Payment of principal and interest on these bonds depends on the stream of revenue from the facility or the credit standing of the private operator; they are not supported by the taxing power of the public authority that issued them. The credit quality of private activity bonds is usually directly related to the credit standing of the corporate user of the facilities. Accordingly, there is a risk of default by the issuer.

Call Risk:

Many fixed-income securities, especially those issued at high interest rates and with longer maturities, provide that the issuer may repay them early. Issuers often exercise this right when prevailing interest rates are lower than the interest rate of the security. Accordingly, holders of callable securities may not benefit fully from the increase in value that other fixed-income securities experience when rates decline. Furthermore, the funds most likely would have to reinvest the proceeds of the payoff at current yields, which would be lower than those paid by the security that was paid off.

Other Principal Risks:

Periodic efforts to restructure the federal budget and the relationship between the federal government and state and local governments may impact the financing of some issuers of municipal securities. Some states and localities at times experience substantial deficits and may find it difficult for political or economic reasons to increase taxes. Some local jurisdictions have invested heavily in derivative instruments and may now hold portfolios of uncertain valuation. Congress periodically considers restructuring the federal income tax system. These developments could reduce the value of all municipal securities or the securities of particular issuers or reduce the attractiveness of investing in municipal instruments as compared to taxable instruments. Moreover, each of these factors may affect the ability of an issuer of municipal securities to meet its obligations.

[icon]  PERFORMANCE

The information below provides an indication of the risks of investing in each fund by showing changes in its performance from year to year and by showing how each fund's average annual total returns for various periods compare with those of a broad measure of market performance. Annual returns assume reinvestment of all distributions, if any. Historical performance of a fund, whether before or after taxes, does not necessarily indicate what will happen in the future. A fund's yield is its net income over a recent 30-day period, expressed as an annualized rate of return. For a fund's current yield, call Legg Mason Funds Investor Services, toll-free 1-800-822-5544.


                     MARYLAND TAX-FREE -Primary Class Shares

Year-by-year total return as of December 31 of each year (before taxes) %*



----------- --------- --------- --------- ---------- --------- --------- --------- ---------- ---------
   1996       1997      1998      1999      2000       2001      2002      2003      2004       2005
----------- --------- --------- --------- ---------- --------- --------- --------- ---------- ---------
----------- --------- --------- --------- ---------- --------- --------- --------- ---------- ---------
   3.59       7.69      5.59     (3.35)     11.46      4.30      8.34      5.01      4.12       2.65
----------- --------- --------- --------- ---------- --------- --------- --------- ---------- ---------

*    The fund's year-to-date total return as of June 30, 2006 was (0.04)%.

                       During the past ten calendar years:

----------------------------------- ------------------------------- --------------------------------
                                            Quarter Ended                    Total Return
----------------------------------- ------------------------------- --------------------------------
----------------------------------- ------------------------------- --------------------------------
Best quarter:                             December 31, 2000                      4.68%
----------------------------------- ------------------------------- --------------------------------
----------------------------------- ------------------------------- --------------------------------
Worst quarter:                              June 30, 1999                       (1.80)%
----------------------------------- ------------------------------- --------------------------------


                          Average Annual Total Returns

The table below shows the fund's average annual total returns before and after taxes. The table also shows returns for the Lehman Brothers Municipal Bond Index, a total return performance benchmark for the long-term investment grade tax-exempt bond market.


For periods ended December 31, 2005:

------------------------------------------- ----------------- -------------------- -------------------
Maryland Tax-Free                                1 Year             5 Years             10 Years
------------------------------------------- ----------------- -------------------- -------------------
------------------------------------------- ----------------- -------------------- -------------------
          Primary Class Shares -

Return Before Taxes                              2.65%               4.87%             4.87% (a)
Return After Taxes on Distributions (b)          2.65%               4.85%             4.82% (a)
Return After Taxes on Distributions and          3.16%               4.80%             4.82% (a)
Sale of Fund Shares (b)
------------------------------------------- ----------------- -------------------- -------------------
------------------------------------------- ----------------- -------------------- -------------------
Lehman Brothers Municipal Bond Index             3.51%               5.59%               5.71%
(reflects no deduction for fees, expenses
or taxes)
------------------------------------------- ----------------- -------------------- -------------------


During periods of fund losses, the return after taxes on distributions and sale of fund shares may exceed the fund's other returns because the loss generates a tax benefit that is factored into the result.

                                       7



(a) Prior to November 3, 1997, shares of the fund were subject to a maximum initial sales charge of 2.75%. The returns shown above do not reflect the imposition of an initial sales charge. If these amounts were reflected, returns would be less than those shown.

(b) After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown.

PENNSYLVANIA TAX-FREE-Primary Class Shares

   Year-by-year total return as of December 31 of each year (before taxes) %*

------------- ---------- ----------- ---------- ---------- ----------- ---------- ---------- ----------- ----------
    1996        1997        1998       1999       2000        2001       2002       2003        2004       2005
------------- ---------- ----------- ---------- ---------- ----------- ---------- ---------- ----------- ----------
------------- ---------- ----------- ---------- ---------- ----------- ---------- ---------- ----------- ----------
    3.29        8.09        5.76      (3.29)      12.03       3.61       8.72       4.94        3.54       2.28
------------- ---------- ----------- ---------- ---------- ----------- ---------- ---------- ----------- ----------

* The fund's year-to-date total return as of June 30, 2006 was (0.26)%.

                       During the past ten calendar years:

--------------------------- --------------------------------- --------------------------
                           Quarter Ended Total Return
--------------------------- --------------------------------- --------------------------
Best quarter:                      December 31, 2000                    5.02%
--------------------------- --------------------------------- --------------------------
Worst quarter:                       June 30, 2004                     (2.52)%
--------------------------- --------------------------------- --------------------------


                          Average Annual Total Returns

         The table below shows the fund's average annual total returns before and after taxes. The table also shows returns for the Lehman Brothers Municipal Bond Index, a total return performance benchmark for the long-term investment grade tax-exempt bond market.


For periods ended December 31, 2005:

------------------------------------------- ----------------- -------------------- -------------------
Pennsylvania Tax-Free                            1 Year             5 Years             10 Years
------------------------------------------- ----------------- -------------------- -------------------
------------------------------------------- ----------------- -------------------- -------------------
Primary Class Shares -

Return Before Taxes                              2.28%               4.60%             4.82% (a)
Return After Taxes on Distributions (b)          2.28%               4.56%             4.76% (a)
Return After Taxes on Distributions and          2.81%               4.50%             4.75% (a)
Sale of Fund Shares (b)
------------------------------------------- ----------------- -------------------- -------------------
------------------------------------------- ----------------- -------------------- -------------------
Lehman Brothers Municipal Bond Index             3.51%               5.59%               5.71%
(reflects no deduction for fees, expenses
or taxes)
------------------------------------------- ----------------- -------------------- -------------------


         During periods of fund losses, the return after taxes on distributions and sale of fund shares may exceed the fund's other returns because the loss generates a tax benefit that is factored into the result.


(a) Prior to November 3, 1997, shares of the fund were subject to a maximum initial sales charge of 2.75%. The returns shown above do not reflect the imposition of an initial sales charge. If these amounts were reflected, returns would be less than those shown.

(b) After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown.

TAX-FREE INTERMEDIATE -Primary Class Shares

   Year-by-year total return as of December 31 of each year (before taxes) %*


------------- ----------- ---------- ----------- ----------- ----------- ---------- ----------- ----------- ----------
1996          1997        1998       1999        2000        2001        2002       2003        2004        2005
------------- ----------- ---------- ----------- ----------- ----------- ---------- ----------- ----------- ----------
------------- ----------- ---------- ----------- ----------- ----------- ---------- ----------- ----------- ----------
3.48          6.09        5.26       (0.74)      8.30        4.30        7.85       3.66        2.51        1.50
------------- ----------- ---------- ----------- ----------- ----------- ---------- ----------- ----------- ----------

*    The fund's year-to-date total return as of June 30, 2006 was (0.09)%.

                       During the past ten calendar years:

--------------------------- -------------------------------- -------------------------
                                     Quarter Ended                 Total Return
--------------------------- -------------------------------- -------------------------
--------------------------- -------------------------------- -------------------------
Best quarter:                      December 31, 2000                  3.83%
--------------------------- -------------------------------- -------------------------
--------------------------- -------------------------------- -------------------------
Worst quarter:                       June 30, 2004                   (2.01)%
--------------------------- -------------------------------- -------------------------


                          Average Annual Total Returns

The table below shows the fund's average annual total returns before and after taxes. The table also shows returns for the Lehman Brothers Seven-Year Municipal Bond Index, a total return performance benchmark for investment grade tax-exempt bonds with maturities ranging from six to eight years.


For periods ended December 31, 2005:

------------------------------------------- ----------------- -------------------- -------------------
Tax-Free Intermediate                            1 Year             5 Years             10 Years
------------------------------------------- ----------------- -------------------- -------------------
------------------------------------------- ----------------- -------------------- -------------------
Primary Class Shares -

Return Before Taxes                              1.50%               3.94%               4.19%
Return After Taxes on Distributions (a)          1.50%               3.94%               4.19%
Return After Taxes on Distributions and          2.22%               3.90%               4.17%
Sale of Fund Shares (a)
------------------------------------------- ----------------- -------------------- -------------------
------------------------------------------- ----------------- -------------------- -------------------
Lehman Brothers Seven-Year Municipal Bond        1.72%               5.13%               5.26%
Index (reflects no deduction for fees,
expenses or taxes)
------------------------------------------- ----------------- -------------------- -------------------


         During periods of fund losses, the return after taxes on distributions and sale of fund shares may exceed the fund's other returns because the loss generates a tax benefit that is factored into the result.



(a) After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown.

[icon]  FEES AND EXPENSES OF THE FUNDS


The tables below describe the fees and expenses you may incur directly or indirectly as an investor in a fund. Each fund pays operating expenses directly out of its assets thereby lowering that fund's dividends and/or share price. Other expenses include transfer agency, custody, professional and registration fees.


                                Shareholder Fees
                    (fees paid directly from your investment)

------------------------------------------------------ -------------------- --------------------- --------------------
                                                            Maryland            Pennsylvania           Tax-Free
                                                            Tax-Free              Tax-Free            Intermediate
------------------------------------------------------ -------------------- --------------------- --------------------
Sales Charge (Load) Imposed on Purchases                      None                  None                 None
------------------------------------------------------ -------------------- --------------------- --------------------
Sales Charge (Load) Imposed on Reinvested Dividends           None                  None                 None
------------------------------------------------------ -------------------- --------------------- --------------------
Redemption Fee                                                None                  None                 None
------------------------------------------------------ -------------------- --------------------- --------------------

                         Annual Fund Operating Expenses
                  (expenses that are deducted from fund assets)


------------------------------------------------------ -------------------- --------------------- --------------------
                                                            Maryland            Pennsylvania           Tax-Free
                                                            Tax-Free              Tax-Free            Intermediate
------------------------------------------------------ -------------------- --------------------- --------------------
Management Fees                                               0.55%                0.55%                 0.55%
------------------------------------------------------ -------------------- --------------------- --------------------
Distribution and Service (12b-1) Fees                         0.25%                0.25%                 0.25%
------------------------------------------------------ -------------------- --------------------- --------------------
Other Expenses                                                0.17%                0.27%                 0.27%
------------------------------------------------------ -------------------- --------------------- --------------------
Total Annual Fund Operating Expenses (a)                      0.97%                1.07%                 1.07%
------------------------------------------------------ -------------------- --------------------- --------------------

(a) The manager currently intends to voluntarily waive fees or reimburse expenses so that Primary Class operating expenses (exclusive of taxes, interest, brokerage, and extraordinary expenses) do not exceed an annual rate of 0.70% of average daily net assets attributable to Primary Class shares of each fund. These waivers are currently expected to continue until August 1, 2007, but may be terminated at any time. Including the effect of waivers, total annual fund operating expenses for the fiscal year ended March 31, 2006 were: 0.70% for Maryland Tax-Free; 0.70% for Pennsylvania Tax-Free; and 0.70% for Tax-Free Intermediate.


Example:


         This example helps you compare the cost of investing in a fund with the cost of investing in other mutual funds. Although your actual costs and returns may be higher or lower, you would pay the following expenses on a $10,000 investment in a fund, assuming (1) a 5% return each year, (2) the fund's operating expenses remain the same as shown in the table above (not including the effect of the voluntary fee waivers for the specified period), and (3) you redeem all of your shares at the end of the time periods shown.

------------------------------------------------ ----------------- --------------- --------------- -----------------
                                                      1 Year          3 Years         5 Years          10 Years
------------------------------------------------ ----------------- --------------- --------------- -----------------
Maryland Tax-Free                                      $99              $309            $536            $1,190
------------------------------------------------ ----------------- --------------- --------------- -----------------
Pennsylvania Tax-Free                                  $109             $340            $590            $1,306
------------------------------------------------ ----------------- --------------- --------------- -----------------
Tax-Free Intermediate                                  $109             $340            $590            $1,306
------------------------------------------------ ----------------- --------------- --------------- -----------------

[icon]  DISTRIBUTION PLAN


Legg Mason Investor Services, LLC ("LMIS"), 100 Light Street, Baltimore, Maryland 21202, distributes each fund's shares.

Each fund has adopted a plan under Rule 12b-1 that allows it to pay fees for the sale of its Primary Class shares and for services provided to Primary Class shareholders. The fees are calculated daily and paid monthly.

Under each plan, each fund pays LMIS a fee equal to an annual rate of 0.25% of that fund's average daily net assets attributable to Primary Class shares.

Because these fees are paid out of each fund's assets on an ongoing basis, over time these fees will increase the cost of your investment and may cost you more than paying other types of sales charges.

LMIS may enter into agreements with other brokers to sell Primary Class shares of each fund. LMIS pays these brokers up to 100% of the distribution and service fee that it receives from a fund for those sales and for services to the investors who hold the shares. LMIS may also enter into agreements with and make payments to brokers or other entities that support the distribution of fund shares or are engaged in the servicing or maintenance of shareholder accounts including, but not limited to, providing sub-accounting and recordkeeping services.

The funds' adviser and its affiliates may pay non-affiliated entities out of their own assets to support the distribution of Primary Class shares and shareholder servicing. These payments may create an incentive for a dealer (or other entity) or its representatives to recommend or offer shares of a fund to its customers.

Shares may be available through authorized financial intermediaries. Each fund may pay such financial intermediaries for their services out of that class's assets pursuant to the class's distribution plan or otherwise, as appropriate. These services include sub-accounting and other shareholder services. A fund may pay different financial intermediaries different rates for the sub-accounting and other services they provide when the fund determines that this is in the best interest of the fund and its shareholders. LMIS and its affiliates (including the advisers) may also from time to time, at their own expense, make payments to financial intermediaries that make shares of the funds available to their clients or to other parties in connection with the sale of shares. If investors effect transactions through a broker or agent, investors may be charged a fee by that broker or agent.

[icon]  MANAGEMENT

Manager and Adviser:

Legg Mason Fund Adviser, Inc. ("LMFA"), 100 Light Street, Baltimore, Maryland 21202, is the funds' manager. As manager, LMFA is responsible for the non-investment affairs of the funds, providing office space and administrative staff for the funds and directing all matters related to the operation of the funds. LMFA has been registered as an investment adviser since 1982.


LMFA has entered into a sub-advisory agreement with Legg Mason Investment Counsel & Trust Company, N.A. ("LMIC"), 100 Light Street, Baltimore, Maryland 21202, to provide investment advisory services to the funds. As investment adviser, LMIC provides investment management services to the funds, including making investment decisions and placing orders to buy, sell or hold particular securities. LMIC acts as investment adviser to investment companies and private accounts with aggregate assets of approximately $2.3 billion as of March 31, 2006. LMFA, not the funds, pays LMIC for providing advisory services to the funds.

A discussion regarding the basis for the Board of Trustees' approval of the investment management agreement with LMFA and the sub-advisory agreement with LMIC is available in the funds' Annual Report to shareholders for the period ending March 31, 2006.

For its services during the fiscal year ended March 31, 2006, each fund paid LMFA a percentage of its average daily net assets (net of any fee waivers) as follows:

---------------------------------- -------------------------------

Maryland Tax- Free                             0.29%

---------------------------------- -------------------------------
---------------------------------- -------------------------------

Pennsylvania Tax- Free                         0.20%

---------------------------------- -------------------------------
---------------------------------- -------------------------------

Tax- Free Intermediate                         0.19%

---------------------------------- -------------------------------

For its services during the fiscal year ended March 31, 2006, LMFA paid LMIC a fee equal to the following percentage of each fund's average daily net assets (net of any waivers):

---------------------------------- -------------------------------

Maryland Tax- Free                             0.26%

---------------------------------- -------------------------------
---------------------------------- -------------------------------

Pennsylvania Tax- Free                         0.19%

---------------------------------- -------------------------------
---------------------------------- -------------------------------

Tax- Free Intermediate                         0.17%

---------------------------------- -------------------------------

LMIS, LMFA and LMIC are wholly owned subsidiaries of Legg Mason, Inc., a financial services holding company.


Portfolio Management:

Jane Trust, CFA, and Scott Pierce, CFA, are responsible for the day-to-day management of the funds. Ms. Trust has served as portfolio manager to the funds since 1998. Prior to joining Legg Mason in 1987, Ms. Trust was a management consultant. Mr. Pierce has been co-portfolio manager to the funds since 2001. Prior to joining Legg Mason in 1994, Mr. Pierce worked at T. Rowe Price Associates, Inc.

The funds' Statement of Additional Information provides information about each portfolio manager's compensation, other accounts managed by the portfolio managers and the portfolio managers' ownership of securities in the funds.

[icon] HOW TO INVEST

Shareholder Accounts


You have the following options for holding fund shares.

1. You may hold fund shares in a securities brokerage account with a firm that has an agreement with LMIS. At the present time, there are only a small number of securities firms that have agreements of this kind.

      2. You may hold fund shares directly with a fund, through its transfer agent. There are no additional fees to you for holding your shares directly with a fund in this manner. You will receive confirmations of transactions from the fund's transfer agent and periodic statements reporting your account activity and share ownership. To assist you in the management of your account you may direct the fund's transfer agent to send copies of your confirmations and/or periodic statements to another party whom you designate, at no charge. You may call the funds at 800-822-5544 regarding holding fund shares directly with a fund.

Purchasing Shares

The fund generally will not accept new account applications to establish an account with a non-U.S. address (APO/FPO and U.S. territories are acceptable) or for a non-resident alien.

You can open an account by contacting a financial adviser that has entered into an agreement with LMIS to sell shares of the funds ("Financial Adviser"). To open an account directly with the funds call LMIS' Funds Investor Services Division ("FIS") at 1-800-822-5544 or visit www.leggmasonfunds.com for an account application. The minimum initial investment is $1,000 and the minimum for each purchase of additional shares is $100.

Certain investment methods may be subject to lower minimum initial and/or additional investment amounts. In certain limited circumstances, the minimum initial and additional purchase amounts may be waived. Contact your Financial Adviser or the funds with any questions regarding your investment options.

Once your account is open, you may use the following methods to purchase additional shares of the funds.

--------------------------------------------------------------------------------
                         Through Your Financial Adviser
--------------------------------------------------------------------------------
Your Financial Adviser can purchase shares of the funds on your behalf and provide information on other methods available to you for purchasing additional shares. Investments made through your Financial Adviser may be subject to transaction fees or other purchase conditions as set by your Financial Adviser. Your Financial Adviser may have different minimum investment requirements for investments in Primary Class shares than the minimum investment requirements described in this Prospectus. You should consult its program literature for further information.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------------------
                             Directly With The Funds
--------------------------------------------------------------------------------------------------------------------
----------------------------------- --------------------------------------------------------------------------------
Mail                                Mail your check, payable to Legg Mason Funds, to the following address with either a fund additional purchase form or a note indicating the fund you want to buy and your fund account number:
                                                Legg Mason Funds
                                                c/o Boston Financial Data Services
                                                P.O. Box 55214
                                                Boston, MA 02205-8504
----------------------------------- --------------------------------------------------------------------------------
Telephone or Wire                   Call the funds at 1-800-822-5544 to arrange with your bank to transfer money directly from your checking or savings account. Wire transfers may be subject to a service charge by your bank.
----------------------------------- --------------------------------------------------------------------------------
Internet or TeleFund                Visit www.leggmasonfunds.com or call TeleFund, the automated telephone account management service, at 1-877-6-LMFUNDS (1-877-656-3863).
----------------------------------- --------------------------------------------------------------------------------
Future First(R) Systematic          Contact the funds to enroll in Legg Mason's Future First(R) Systematic
Investment Plan                     Investment Plan. This plan allows you to automatically invest a specific dollar amount at regular intervals. The transfer agent will transfer money directly from your checking or savings account or another Legg Mason fund to purchase fund shares.
----------------------------------- --------------------------------------------------------------------------------

The funds must receive your purchase order in proper form (meaning that it is complete and contains all necessary information; for example, number of shares or dollar amount to be invested and name of the fund) before the close of regular trading on the New York Stock Exchange ("Exchange"), normally 4:00 p.m., Eastern time, to receive that day's price. Orders received after the close of the Exchange will be processed at the fund's net asset value as of the close of the Exchange on the next day the Exchange is open. Orders received by your Financial Adviser before the close of regular trading on the Exchange and communicated to the fund on the following business day, will be processed at the net asset value determined on the day the order was received by the Financial Adviser. Certain Financial Advisers may have agreements to purchase shares of the funds with payment generally to follow the next business day, but no later than three business days after the order is placed. If payment is not received by that time, your order is subject to cancellation and you and the Financial Adviser could be held liable for resulting fees or losses. It is your Financial Adviser's responsibility to transmit your order to the funds in a timely manner. If you purchase shares directly from the funds, your payment must accompany your order.

If you pay with a check or ACH transfer that does not clear or if your payment is not received in a timely manner, your purchase may be cancelled and you may be liable for any loss to the fund. The funds and their agents have the right to reject or cancel any purchase due to nonpayment.

When you purchase shares directly from the funds and have not identified a broker-dealer that has an agreement to distribute the funds, your order will be placed through LMIS, the funds' distributor, which will provide shareholder services to you and will receive any distribution and service (12b-1) fees paid by the fund which you own. For more information regarding 12b-1 fees see "Distribution Plan."

[icon]  HOW TO REDEEM YOUR SHARES


You can redeem your shares through any of the following methods.

--------------------------------------------------------------------------------
                       Through Your Financial Adviser
--------------------------------------------------------------------------------
Your Financial Adviser can redeem shares of the funds on your behalf. Redemptions made through your Financial Adviser may be subject to transaction fees or other conditions as set by your Financial Adviser. You should consult its program literature for further information.
--------------------------------------------------------------------------------


-------------------------------------------------------------------------------------------------------------------
                           Directly With The Funds
Additional documentation may be required from corporations, executors, partnerships, administrators, trustees or custodians.
-------------------------------------------------------------------------------------------------------------------
--------------------- ---------------------------------------------------------------------------------------------
Telephone             Call the funds at 1-800-822-5544 to request a redemption. Please have the following information ready when you call: the name of the fund, dollar amount (or number of shares) to be redeemed and your shareholder account number.

                      Wire transfers may be subject to a service charge by your bank. For wire transfers, be sure that the fund has your bank account information on file.

                      Redemption proceeds can be mailed to your account address, sent to your bank by ACH transfer or wired to your bank account (provided that your bank information is already on file).
--------------------- ---------------------------------------------------------------------------------------------
Internet or TeleFund  Redeem shares through the Internet at www.leggmasonfunds.com or through TeleFund at
                      1-877-6-LMFUNDS (1-877-656-3863).
--------------------- ---------------------------------------------------------------------------------------------
Mail                  Send a letter to the funds requesting redemption of your shares to:
                           Legg Mason Funds
                           c/o Boston Financial Data Services
                           P.O. Box 55214
                           Boston, MA 02205-8504

                      The letter should be signed by all of the owners of the account.  Redemption requests for shares valued at $10,000 or more or when the proceeds are to be paid to someone other than the accountholder(s) may require a signature guarantee. (See "ACCOUNT POLICIES - Signature
                      Guarantee.")
--------------------- ---------------------------------------------------------------------------------------------

The funds must receive your redemption order in proper form (meaning that it is complete and contains all necessary information; for example, number of shares or dollar amount to be redeemed and name of the fund) before the close of regular trading on the Exchange, normally 4:00 p.m., Eastern time, to receive that day's price. However, orders received by your Financial Adviser by the close of regular trading on the Exchange and communicated to the fund on the following business day, will be effected at the net asset value determined on the day the order was received by the Financial Adviser. It is your Financial Adviser's responsibility to transmit your order to the funds in a timely manner.

Additional Information about Redemptions:

The funds' service providers will follow reasonable procedures to ensure the validity of any telephone or Internet redemption requests, such as requesting identifying information from users or employing identification numbers. The funds and their service providers will not be responsible for any account losses due to fraudulent telephone or Internet orders that they reasonably believe to be genuine.

Payment of redemption proceeds of shares that were recently purchased by check or automatic investment arrangements or acquired through reinvestment of distributions paid on such shares by the fund may be delayed for up to ten days from the purchase date until the check or automatic investment has cleared.

Each fund has reserved the right under certain conditions to redeem its shares in-kind by distributing portfolio securities in payment for redemptions. Shareholders who receive a redemption in-kind may incur costs to dispose of the securities they receive and may receive securities that are difficult to sell.

[icon]  ACCOUNT POLICIES

Calculation of Net Asset Value:

Net asset value per Primary Class share is determined daily as of the close of regular trading on the Exchange on every day the Exchange is open. The Exchange is normally closed on all national holidays and Good Friday. To calculate each fund's Primary Class share price, the fund's assets attributable to that class of shares are valued and totaled, liabilities attributable to that class of shares are subtracted, and the resulting net assets are divided by the number of shares outstanding for that class.

Each fund's securities are generally valued on the basis of closing market prices or market quotations. When closing market prices or market quotations are not available (such as when trading in a security is halted or when the principal exchange on which a security is traded closes early) or are considered by the adviser to be unreliable, a fund's securities are valued at fair value as determined under policies approved by the Board of Trustees. Fixed-income securities generally are valued using market quotations or independent pricing services that use prices provided by market makers or estimates of market values. Fair value methods are necessarily estimates, and the use of fair value prices may cause the net asset value of a fund's shares to differ from the net asset value that would be calculated using other methods of valuation.

Signature Guarantee:

When a signature guarantee is called for, the shareholder should have "Signature Guaranteed" stamped under his or her signature and guaranteed by any of the following entities: U.S. banks, foreign banks having a U.S. correspondent bank, credit unions, savings associations, U.S. registered securities dealers and brokers, municipal securities dealers and brokers, government securities dealers and brokers, national securities exchanges, registered securities associations, and clearing agencies (each an "Eligible Guarantor Institution"). Each fund and its agents reserve the right to reject any signature guarantee pursuant to written signature guarantee standards or procedures, which may be revised in the future to permit them to reject signature guarantees from Eligible Guarantor Institutions that do not, based on credit guidelines, satisfy such written standards or procedures. Any fund may change the signature guarantee requirements from time to time without prior notice to shareholders.

A signature guarantee may be required for the following situations:
o remitting redemption proceeds to any person, address or bank account not on record.
o making changes to the account registration after the account has been opened.
o transferring shares to an account in another Legg Mason fund with a different account registration.

Other:

Fund shares may not be held in, or transferred to, an account with any firm that does not have an agreement with LMIS or its affiliates.


If your account with a fund falls below $500, the fund may ask you to increase your balance. If after 60 days your account is still below $500, the fund may close your account and send you the proceeds. A fund will not require you to redeem accounts that fall below $500 solely as a result of a reduction in the fund's net asset value.


The funds will not accept cash, money orders, traveler's checks, or credit card convenience checks. Third-party checks will not be accepted unless they are from another financial institution made for the purpose of transfer or rollover. The funds will accept non-retirement checks from other fund families and investment companies as long as the registration name on your fund account is the same as that listed on the check.

Federal anti-money laundering regulations require all financial institutions to obtain, verify and record information that identifies each person who opens an account. When you sign your account application, you may be asked to provide additional information in order for the funds to verify your identity in accordance with these regulations. Accounts may be restricted and/or closed, and the monies withheld, pending verification of this information or as otherwise required under these and other federal regulations.

Each fund reserves the right to:

o    suspend the offering of shares permanently or for a period of time;

o    change its minimum investment amounts;

o redeem shares if information provided in the application should prove to be incorrect in any manner judged by a fund to be material (i.e., in a manner such as to render the shareholder ineligible to purchase shares of that fund); and

o delay sending out redemption proceeds for up to seven days if, in the judgment of the adviser, the fund could be adversely affected by immediate payment. A fund may delay redemptions beyond seven days, or suspend redemptions, only as permitted by the SEC or the Investment Company Act of 1940, as amended.


Frequent Trading of Fund Shares:

Frequent trading in a fund's shares increases the fund's administrative costs associated with processing shareholder transactions. In addition, frequent trading may potentially interfere with the efficient management of a fund's portfolio and increase the fund's costs associated with trading the fund's portfolio securities. Under certain circumstances, frequent trading may also dilute the returns earned on shares held by a fund's other shareholders. The funds therefore discourage frequent purchases and redemptions by shareholders.

Each fund reserves the right to refuse any client or reject any purchase order for shares (including exchanges) for any reason. In particular, the Board of Trustees has determined that the funds are not designed to serve as vehicles for frequent trading in response to short-term fluctuations in the securities markets.


Under the funds' frequent trading policy, each fund reserves the right to restrict or reject purchases of shares (including exchanges) without prior notice whenever a fund detects a pattern of excessive trading. The policy provides that a fund will use its best efforts to restrict a shareholder's trading privileges in the Legg Mason Funds if that shareholder has engaged in four or more "Round Trips" during any rolling 12-month period. However, each fund has the discretion to determine that restricting a shareholder's trading privileges is not necessary (or that a new limit on Round Trips should be established for the shareholder) if it is determined that the pattern of trading is not abusive or harmful to the fund. In making such a determination, the fund will consider, among other things, the nature of the shareholder's account, the perceived reason for the frequent trading, the amount of trading and the particular fund in which the trading has occurred. Additionally, each fund has the discretion to make inquiries or to take action against any shareholder whose trading appears inconsistent with the frequent trading policy. Examples of the types of actions a fund may take to deter excessive trading in a shareholder account include restricting the shareholder from purchasing additional shares in the fund altogether or imposing other restrictions (such as requiring purchase orders to be submitted by mail) that would deter the shareholder from trading frequently in the fund.

A "Round Trip" is defined as a purchase (including subscriptions and exchanges) into a fund followed by a sale (including redemptions and exchanges) of the same or a similar number of shares out of the fund within 30 days of such purchase. Purchases and sales of a fund's shares pursuant to the Future First(R) Systematic Investment Plan and Systematic Withdrawal Plan are not considered in determining Round Trips.


With respect to accounts where shareholder transactions are processed or records are kept by third-party intermediaries, the funds use reasonable efforts to monitor such accounts to detect suspicious trading patterns. For any such account that is so identified, a fund will make such further inquiries and take such other actions as shall be considered necessary or appropriate to enforce the funds' frequent trading policy against the shareholder(s) trading through such account and, if necessary, the third-party intermediary maintaining such account. A fund may accept undertakings from intermediaries to enforce frequent trading policies on behalf of the fund that provide a substantially similar level of protection against excessive trading.

Although each fund will monitor shareholder transactions for certain patterns of frequent trading activity, there can be no assurance that all such trading activity can be identified, prevented or terminated.

[icon]  SERVICES FOR INVESTORS


If you hold shares through an intermediary, such as a securities brokerage firm, you may acquire shares of another Legg Mason fund by an exchange only if your intermediary has an agreement with the fund's distributor with respect to the class of shares of the Legg Mason fund that you seek to acquire.

Below is a description of services provided to shareholders who own shares directly with the funds. You should contact your Financial Adviser to determine if it offers similar services to those listed below.

Confirmations and Account Statements:

You will receive a confirmation from the appropriate fund after each transaction (except a reinvestment of dividends or capital gain distributions, an investment made through the Future First(R) Systematic Investment Plan, or other automatic investment arrangement, and withdrawals made through the Systematic Withdrawal
Plan). You will receive account statements monthly unless there has been no activity in the account. If there has been no monthly activity, you will receive a quarterly statement.


Systematic Withdrawal Plan:

If you are purchasing or already own shares of a fund with a net asset value of $5,000 or more, you may elect to make systematic withdrawals from the fund. The minimum amount for each withdrawal is $50. You should not purchase shares of the fund when you are a participant in the plan.

Exchange Privilege:


Primary Class shares of the funds may be exchanged for Primary Class shares of any other Legg Mason fund and for Class A shares of the Smith Barney Cash Portfolio ("Cash Portfolio"). If you choose to exchange your fund shares for shares of the Cash Portfolio, the only exchange option available to you will be to exchange back to Primary Class shares of a Legg Mason fund. You can request an exchange in writing or by telephone.

Important Information About Exchanges: In each case, the fund into which you are exchanging must be eligible for sale in your state of residence. Be sure to read the current prospectus for the fund into which you are exchanging.

There is currently no fee for exchanges. An exchange of a fund's shares will be treated as a sale of the shares being redeemed of the fund from which you are exchanging, and any gain on the sale will generally be taxable.

Each fund reserves the right to terminate or modify the exchange privilege after at least 60 days' prior written notice to shareholders.

Mailing of Shareholder Communications:

If two or more members of your household are Legg Mason fund shareholders, you may elect to have all account communications for those funds combined in one convenient mailing. If you have previously elected to have your account communications combined, but wish to discontinue this service, please contact the fund by calling 1-800-822-5544 or writing to Legg Mason Funds, c/o Boston Financial Data Services, P.O. Box 55214, Boston, MA 02205-8504.

[icon] DISTRIBUTIONS AND TAXES


Each fund declares dividends from any net investment income daily and pays them monthly. Shares will normally begin to earn dividends on the first business day following the settlement date of purchase.

Dividends from the excess of net short-term capital gain over net long-term capital loss, and distributions of substantially all of a fund's net capital gain (i.e., the excess of net long-term capital gain over net short-term capital loss) generally are declared and paid after the end of the taxable year in which the gain is realized. A second distribution of such gain(s) may be necessary in some years to avoid imposition of a federal excise tax. There is no assurance that a fund will realize any capital gain in a given year.


A fund will be able to pay "exempt-interest" dividends if at the close of each quarter of its taxable year, at least 50% of the value of its total assets consists of certain obligations the interest on which is excludable from gross income for federal income tax purposes. Exempt-interest dividends will be excludable from a shareholder's gross income for federal income tax purposes; however, the amount of those dividends must be reported on the recipient's federal income tax return.

Fund dividends (other than exempt-interest dividends) and other distributions are taxable to investors whether received in cash or reinvested in additional shares of a fund. Dividends from a fund's investment company taxable income (which includes taxable net investment income and the excess of net short-term capital gain over net long-term capital loss) are taxable as ordinary income. Distributions of a fund's net capital gain are taxable as long-term capital gain, regardless of how long you have held your fund shares. A tax statement will be sent to you after the end of each year detailing the tax status of your distributions.

Generally, distributions paid by Maryland Tax-Free to Maryland residents attributable to interest received or capital gains recognized by the fund on Maryland municipal obligations are exempt from Maryland state and local income taxes. Distributions attributable to interest received or capital gains recognized by the fund on certain U.S. Government obligations also are exempt from those taxes. Individual shareholders of Pennsylvania Tax-Free who are otherwise subject to the Pennsylvania personal income tax will generally not be subject to that tax on distributions by the fund that are attributable to interest on Pennsylvania municipal obligations and certain U.S. government obligations.


The sale or exchange of fund shares may result in a taxable gain or loss, depending on whether the proceeds are more or less than the cost of your shares. Any capital gain an individual shareholder recognizes on a redemption or exchange through 2010 of his or her fund shares that have been held for more than one year will generally qualify for a 15% maximum federal income tax rate.


As required by law, each fund will withhold 28% of all taxable dividends, capital gain distributions and redemption proceeds otherwise payable to individuals and certain other non-corporate shareholders who do not provide the fund with a valid taxpayer identification number. Each fund is also required to withhold 28% of all taxable dividends and capital gain distributions otherwise payable to those shareholders who are otherwise subject to backup withholding.

Because each investor's tax situation is different, please consult your tax adviser about federal, state, and local tax considerations.

Receiving Your Dividends and Other Distributions:

Contact your Financial Adviser to discuss what options are available to you for receiving your dividends and other distributions.

If you own shares directly with the funds the following conditions apply:

o your dividends and other distributions will be automatically reinvested in additional Primary Class shares of the distributing fund unless you elect to receive dividends and/or other distributions in cash.
o Primary Class shareholders who have a minimum account balance of $10,000 may request that their dividends and/or other distributions be invested in Primary Class shares of another eligible Legg Mason fund or Class A shares of the Cash Portfolio, provided these funds are available for sale in your state.
o to change your election, you must notify the appropriate fund at least ten days before the next distribution is to be paid.
o if the postal or other delivery service is unable to deliver your distribution check, your distribution election will automatically be converted to having all dividends and other distributions reinvested in fund shares. No interest will accrue on amounts represented by uncashed distribution or redemption checks.

[icon]  PORTFOLIO HOLDINGS DISCLOSURE POLICY


A description of the funds' policies and procedures with respect to the disclosure of their portfolio holdings is available in the funds' Statement of Additional Information. Each fund's complete portfolio holdings are available at http://www.leggmason.com/funds/ourfunds/portfolioholdings/ approximately on the next to last business day of the month following each quarter-end, and partial information concerning the funds' portfolio holdings (such as top ten holdings) is available on the Legg Mason Funds' website, in fact sheets and other formats, approximately on the 10th business day of the month following each quarter-end. Such information will remain available until the next quarter's holdings are posted.

[icon]  FINANCIAL HIGHLIGHTS

The financial highlights table is intended to help you understand each fund's financial performance for the past five years. Certain information reflects financial results for a single fund share. Total return represents the rate that an investor would have earned (or lost) on an investment in a fund, assuming reinvestment of all dividends and other distributions. This information has been audited by the funds' independent registered public accounting firm, PricewaterhouseCoopers LLP, whose report, along with the funds' financial statements, is incorporated by reference into the Statement of Additional Information (see back cover) and is included in the annual report for these funds. The funds' annual report is available upon request by calling toll-free 1-800-822-5544.

Maryland Tax-Free Income Trust
Primary Class:

                                                                                 Years Ended March 31,
                                                      ----------------------------------------------------------------------------
                                                          2006           2005           2004           2003           2002
--------------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of year                          $16.40         $16.77         $16.63         $15.89          $16.15
                                                      -------------  -------------  -------------  -------------  --------------
Investment operations:
   Net investment income                                       .67            .65            .68            .70             .75
   Net realized and unrealized
     gain/(loss) on investments                              (.15)          (.28)            .15            .74           (.28)
                                                      -------------  -------------  -------------  -------------  --------------
   Total from investment operations                            .52            .37            .83           1.44             .47
                                                      -------------  -------------  -------------  -------------  --------------

Distributions:
   From net investment income                                (.67)          (.66)          (.69)          (.70)           (.73)
   From net realized gain on investments                     ----- B        (.08)           ---            ---             ---
                                                      -------------  -------------  -------------  -------------  --------------
   Total distributions                                       (.67)          (.74)          (.69)          (.70)           (.73)
                                                      -------------  -------------  -------------  -------------  --------------
Net asset value, end of year                                $16.25         $16.40         $16.77         $16.63          $15.89
                                                      =============  =============  =============  =============  ==============

   Total return                                              3.22%          2.22%          5.06%          9.20%           2.96%

Ratios to Average Net Assets:A
   Total expenses                                             .97%           .93%           .95%           .94%            .93%
   Expenses net of waivers, if any                            .70%           .70%           .70%           .70%            .70%
   Expenses net of all reductions                             .70%           .70%           .70%           .70%            .70%
   Net investment income                                     4.10%          3.91%          4.05%          4.27%           4.53%

Supplemental Data:
   Portfolio turnover rate                                    4.7%           9.2%           7.5%          18.4%           16.4%
   Net assets, end of year (in thousands)                  $145,845       $156,066       $169,741       $167,624       $157,269
-------------------------------------------------------------------------------------------------------------------------------

A Total expenses reflects operating expenses prior to any voluntary expense waivers and/or compensating balance credits. Expenses net of waivers reflects total expenses before compensating balance credits but net of any voluntary expense waivers. Expenses net of all reductions reflects expenses less any compensating balance credits and/or voluntary expense waivers.
B  $(.003) per share.

Pennsylvania Tax-Free Income Trust
Primary Class:

                                                                                       Years Ended March 31,
                                                             ----------------------------------------------------------------------
                                                                 2006           2005           2004           2003           2002
----------------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of year                             $16.54         $16.95         $16.79         $15.98         $16.29
                                                         -------------  -------------  -------------  -------------  -------------
Investment operations:
  Net investment income                                           .64            .60            .56            .65            .74
  Net realized and unrealized
  gain/(loss) on investments                                     (.14)          (.37)           .28            .81           (.31)
                                                         -------------  -------------  -------------  -------------  -------------
  Total from investment operations                                .50            .23            .84           1.46            .43
                                                         -------------  -------------  -------------  -------------  -------------

Distributions:
  From net investment income                                    (.63)          (.60)          (.57)          (.65)          (.74)
  From net realized gain on investments                          ---           (.04)          (.11)           ---            ---
                                                         -------------  -------------  -------------  -------------  -------------
  Total distributions                                           (.63)          (.64)          (.68)          (.65)          (.74)
                                                         -------------  -------------  -------------  -------------  -------------
Net asset value, end of year                                   $16.41         $16.54         $16.95         $16.79         $15.98
                                                         =============  =============  =============  =============  =============

  Total return                                                  3.07%          1.37%          5.08%          9.27%          2.64%

Ratios to Average Net Assets:A
  Total expenses                                                1.07%          1.01%          1.01%           .98%          1.02%
  Expenses net of waivers, if any                                .70%           .70%           .70%           .70%           .70%
  Expenses net of all reductions                                 .70%           .70%           .70%           .70%           .70%
  Net investment income                                         3.80%          3.59%          3.32%          3.92%          4.47%

Supplemental Data:
  Portfolio turnover rate                                        2.8%           8.9%          18.3%          21.3%          36.8%
  Net assets, end of year (in thousands)                       $62,658        $71,450        $80,057        $77,665        $71,478
                                           ---------------------------------------------------------------------------------------


A Total expenses reflects operating expenses prior to any voluntary expense waivers and/or compensating balance credits. Expenses net of waivers reflects total expenses before compensating balance credits but net of any voluntary expense waivers. Expenses net of all reductions reflects expenses less any compensating balance credits and/or voluntary expense waivers.

Tax-Free Intermediate-Term Income Trust
Primary Class:

                                                                                  Years Ended March 31,
                                                       ----------------------------------------------------------------------------
                                                           2006            2005           2004          2003           2002
---------------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of year                           $15.81          $16.27         $16.13         $15.47         $15.66
                                                       -------------   -------------  ------------- -------------- --------------
Investment operations:
  Net investment income                                         .57             .54            .49            .56            .65
  Net realized and unrealized
  gain/(loss) on investments                                   (.21)           (.46)            .14            .66          (.18)
                                                       -------------   -------------  ------------- -------------- --------------
  Total from investment operations                              .36             .08            .63           1.22            .47
                                                       -------------   -------------  ------------- -------------- --------------

Distributions:
  From net investment income                                  (.57)           (.54)          (.49)          (.56)          (.66)
                                                       -------------   -------------  ------------- -------------- --------------
  Total distributions                                         (.57)           (.54)          (.49)          (.56)          (.66)
                                                       -------------   -------------  ------------- -------------- --------------
Net asset value, end of year                                 $15.60          $15.81         $16.27         $16.13         $15.47
                                                       =============   =============  ============= ============== ==============

  Total return                                                2.31%            .50%          3.95%          8.01%          3.00%

Ratios to Average Net Assets:A
  Total expenses                                              1.07%           1.03%          1.05%          1.08%          1.10%
  Expenses net of waivers, if any                              .70%            .70%           .70%           .70%           .70%
  Expenses net of all reductions                               .70%            .70%           .70%           .70%           .70%
  Net investment income                                       3.62%           3.36%          3.01%          3.52%          4.16%

Supplemental Data:
  Portfolio turnover rate                                     13.9%           12.6%          18.5%          17.3%          17.8%
  Net assets, end of year (in thousands)                    $63,029         $71,537        $77,154        $74,288        $59,266
                                                      ---------------------------------------------------------------------------

A Total expenses reflects operating expenses prior to any voluntary expense waivers and/or compensating balance credits. Expenses net of waivers reflects total expenses before compensating balance credits but net of any voluntary expense waivers. Expenses net of all reductions reflects expenses less any compensating balance credits and/or voluntary expense waivers.

                       THIS PAGE INTENTIONALLY LEFT BLANK

LEGG MASON FUNDS PRIVACY POLICY



         We are committed to keeping nonpublic personal information about you secure and confidential. This notice is intended to help you understand how we fulfill this commitment.


From time to time, we may collect a variety of personal information about you, including:

o information we receive from you on applications and forms, via the telephone, and through our websites; o information about your transactions with us, our affiliates, or others (such as your purchases, sales, or account balances); and
o information we receive from consumer reporting agencies.


         We do not disclose your nonpublic personal information, except as permitted by applicable law or regulation. For example, we may share this information with others in order to process your transactions. We may also provide this information to companies that perform services on our behalf, such as printing and mailing, or to other financial institutions with whom we have joint marketing agreements. We will require these companies to protect the confidentiality of this information and to use it only to perform the services for which we hired them.


With respect to our internal security procedures, we maintain physical, electronic, and procedural safeguards to protect your nonpublic personal information, and we restrict access to this information.

If you decide at some point either to close your account(s) or become an inactive customer, we will continue to adhere to our privacy policies and practices with respect to your nonpublic personal information.




                    [This page is not part of the Prospectus]

               LEGG MASON TAX-FREE INCOME FUND

The following additional information about the funds is available upon request and without charge:

Statement of Additional Information (SAI) - The SAI is filed with the SEC and is hereby incorporated by reference into (is considered part of) this Prospectus. The SAI provides further information and additional details about each fund and its policies. The SAI is available free of charge at the Legg Mason Funds website listed below.



Annual and Semi-Annual Reports - Additional information about each fund's investments is available in the funds' annual and semi-annual reports to shareholders. In the funds' annual report, you will find a discussion of the market conditions and investment strategies that significantly affected each fund's performance during its last fiscal year. These reports are available free of charge at the Legg Mason Funds' website listed below.


To request the SAI or any reports to shareholders, or to obtain more information:

                                Legg Mason Funds
                       c/o Boston Financial Data Services
                                 P.O. Box 55214
                        Boston, Massachusetts 02205-8504
                                 1-800-822-5544
                             www.leggmasonfunds.com


Information about the funds, including the SAI, can be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling the SEC at 1-202-942-8090. Reports and other information about the funds are available on the EDGAR database on the SEC's Internet site at www.sec.gov. Investors may also obtain this information, after paying a duplicating fee, by electronic request at the following e-mail address: publicinfo@sec.gov or by writing the SEC's Public Reference Section, Washington, D.C. 20549-0102.


LMF-038 08/2006                      Investment Company Act File Number 811-6223

                         LEGG MASON TAX-FREE INCOME FUND
                    Legg Mason Maryland Tax-Free Income Trust
                  Legg Mason Pennsylvania Tax-Free Income Trust
               Legg Mason Tax-Free Intermediate-Term Income Trust

                              PRIMARY CLASS SHARES

                       STATEMENT OF ADDITIONAL INFORMATION

                                 August 1, 2006



         This Statement of Additional Information ("SAI") is not a prospectus. It should be read in conjunction with the funds' Prospectus dated August 1, 2006, which has been filed with the U.S. Securities and Exchange Commission ("SEC"). The funds' financial statements, notes thereto and the report of their independent registered public accounting firm are incorporated by reference from the funds' annual report to shareholders into (and are therefore legally part of) this SAI. A copy of the Prospectus or the annual report may be obtained without charge from the funds' distributor, Legg Mason Investor Services, LLC ("LMIS"), by calling 1-800-822-5544.




                        Legg Mason Investor Services, LLC

--------------------------------------------------------------------------------


                                100 Light Street
                                  P.O. Box 1476
                         Baltimore, Maryland 21203-1476
                          (410) 539-0000 (800) 822-5544

                                TABLE OF CONTENTS

                                                                                                               PAGE

DESCRIPTION OF THE FUNDS..........................................................................................2

FUND POLICIES.....................................................................................................2

INVESTMENT STRATEGIES AND RISKS...................................................................................4

SPECIAL FACTORS AFFECTING MARYLAND TAX-FREE AND PENNSYLVANIA TAX-FREE............................................15

ADDITIONAL TAX INFORMATION.......................................................................................21

ADDITIONAL PURCHASE AND REDEMPTION INFORMATION...................................................................25

VALUATION OF FUND SHARES.........................................................................................27

MANAGEMENT OF THE FUNDS..........................................................................................28

THE FUNDS' INVESTMENT MANAGER/ADVISER............................................................................38

PORTFOLIO TRANSACTIONS AND BROKERAGE.............................................................................41

THE FUNDS' DISTRIBUTOR...........................................................................................42

DESCRIPTION OF THE TRUST.........................................................................................44

OTHER INFORMATION................................................................................................46

THE TRUST'S CUSTODIAN AND TRANSFER AND DIVIDEND-DISBURSING AGENT.................................................46

THE TRUST'S LEGAL COUNSEL........................................................................................46

THE TRUST'S INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM........................................................47

FINANCIAL STATEMENTS.............................................................................................47

RATINGS OF SECURITIES...........................................................................................A-1

PROXY VOTING POLICIES...........................................................................................B-1




         No person has been authorized to give any information or to make any representations not contained in the Prospectus or this SAI in connection with the offerings made by the Prospectus and, if given or made, such information or representations must not be relied upon as having been authorized by any fund or its distributor. The Prospectus and this SAI do not constitute offerings by any fund or by the distributor in any jurisdiction in which such offerings may not lawfully be made.

                            DESCRIPTION OF THE FUNDS

         Legg Mason Tax-Free Income Fund ("Trust") is a non-diversified open-end management investment company that was established as a Massachusetts business trust under a Declaration of Trust dated November 21, 1990. Legg Mason Maryland Tax-Free Income Trust ("Maryland Tax-Free"), Legg Mason Pennsylvania Tax-Free Income Trust ("Pennsylvania Tax-Free") and Legg Mason Tax-Free Intermediate-Term Income Trust ("Tax-Free Intermediate") are separate series of the Trust.

                                  FUND POLICIES

         The following information supplements the information concerning each fund's investment objective, policies and limitations found in the Prospectus.

         Maryland Tax-Free's investment objective is to seek a high level of current income exempt from federal and Maryland state and local income taxes, consistent with prudent investment risk and preservation of capital. Pennsylvania Tax-Free's investment objective is to seek a high level of current income exempt from federal income tax and Pennsylvania personal income tax, consistent with prudent investment risk and preservation of capital. Tax-Free Intermediate's investment objective is to seek a high level of current income exempt from federal income tax, consistent with prudent investment risk. The investment objective of each fund is non-fundamental and may be changed by the Trust's Board of Trustees ("Board of Trustees") without shareholder approval upon 60 days' prior written notice to shareholders.

         Each fund has adopted the following fundamental investment limitations, that cannot be changed except by a vote of its shareholders.

1. Borrowing: Each fund may not borrow money, except (i) in an amount not exceeding 33 1/3 % of the fund's total assets (including the amount borrowed) less liabilities (other than borrowings) or (ii) by entering into reverse repurchase agreements or dollar rolls;

2. Underwriting: Each fund may not engage in the business of underwriting the securities of other issuers, except as permitted by the Investment Company Act of 1940, as amended ("1940 Act"), and the rules and regulations promulgated thereunder, as such statute, rules, and regulations are amended from time to time or are interpreted from time to time by the SEC or SEC staff or to the extent that the fund may be permitted to do so by exemptive order or other relief from the SEC or SEC staff (collectively, "1940 Act Laws, Interpretations and Exemptions"). This restriction does not prevent the fund from engaging in transactions involving the acquisition, disposition or resale of portfolio securities, regardless of whether the fund may be considered to be an underwriter under the Securities Act of 1933, as amended ("1933 Act");

3. Loans: Each fund may not lend money or other assets, except to the extent permitted by the 1940 Act Laws, Interpretations and Exemptions. This restriction does not prevent the fund from purchasing debt obligations in pursuit of its investment program, or for defensive or cash management purposes, entering into repurchase agreements, loaning its portfolio securities to financial intermediaries, institutions or institutional investors, or investing in loans, including assignments and participation interests;

4. Senior Securities: Each fund may not issue senior securities, except as permitted under the 1940 Act Laws, Interpretations and Exemptions;

5. Real Estate: Each fund may not purchase or sell real estate unless acquired as a result of ownership of securities or other instruments. This restriction does not prevent the fund from investing in issuers that invest, deal, or otherwise engage in transactions in or hold real estate or interests therein, investing in instruments that are secured by real estate or interests therein, or exercising rights under agreements relating to such securities, including the right to enforce security interests;

6. Commodities: Each fund may not purchase or sell physical commodities unless acquired as a result of ownership of securities or other instruments. This restriction does not prevent the fund from engaging in transactions involving foreign currency, futures contracts and options, forward contracts, swaps, caps, floors, collars, securities purchased or sold on a forward-commitment or delayed-delivery basis or other similar financial instruments, or investing in securities or other instruments that are secured by physical commodities;

7. Concentration: Each fund may not make any investment if, as a result, the fund's investments will be concentrated (as that term may be defined or interpreted by the 1940 Act Laws, Interpretations and Exemptions) in any one industry. This restriction does not limit the fund's investment in securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities and repurchase agreements with respect thereto, or securities of municipal issuers.


     As a fundamental policy, under normal circumstances, Maryland Tax-Free and Pennsylvania Tax- Free will each invest at least 80% of its net assets in municipal obligations (as defined below) the interest on which is not subject to Maryland and Pennsylvania state and local taxes, respectively, exclusive of any such obligations the interest on which is a tax preference item for purposes of the federal alternative minimum tax ("Tax Preference Item"). As a fundamental policy, under normal circumstances, Tax-Free Intermediate will maintain at least 80% of its net assets in municipal obligations the interest on which is not a Tax Preference Item. As interpreted by the SEC, net assets include any borrowings for investment purposes.


         The foregoing fundamental investment limitations of a fund may be changed only by "the vote of a majority of the outstanding voting securities" of the fund, a term defined in the 1940 Act to mean the vote (i) of 67% or more of the voting securities present at a meeting, if the holders of more than 50% of the outstanding voting securities of the fund are present, or (ii) of more than 50% of the outstanding voting securities of the fund, whichever is less.

         Although not a part of each fund's fundamental investment restriction on concentration, it is the current position of the SEC staff that a fund's investments are concentrated in an industry when 25% or more of the fund's net assets are invested in issuers whose principal business is in that industry. For the purpose of a fund's fundamental limitation on concentration, private activity bonds issued by non-governmental users ("PABs") will not be considered municipal obligations.

         Unless otherwise stated, each fund's investment policies and limitations are non-fundamental and may be changed without shareholder approval. The following are some of the non-fundamental investment limitations that each fund currently observes:

1. Borrowing: Each fund will not borrow for investment purposes an amount in excess of 5% of its total assets.

2. Illiquid Securities: Each fund may invest up to 15% of its net assets in illiquid securities. For this purpose, illiquid securities are those that cannot be sold or disposed of within seven days for approximately the price at which the fund values the security.


3. Short Sales: Each fund may not sell securities short (unless it owns or has the right to obtain securities equivalent in kind and amount to the securities sold short). This restriction does not prevent the fund from entering into short positions in foreign currency, futures contracts, options, forward contracts, swaps, caps, floors, collars, securities purchased or sold on a forward commitment or delayed delivery basis or other financial instruments.

4. Margin Purchases: Each fund may not purchase securities on margin, except that (i) each fund may obtain such short-term credits as are necessary for the clearance of transactions and (ii) each fund may make margin payments in connection with foreign currency, futures contracts, options, forward contracts, swaps, caps, floors, collars, securities purchased or sold on a forward-commitment or delayed-delivery basis or other financial instruments.

         Each fund is a non-diversified fund; however, each fund intends to continue to qualify as a regulated investment company ("RIC") under the Internal Revenue Code of 1986, as amended ("Code"), which requires that, among other things, at the close of each quarter of the fund's taxable year, (i) with respect to 50% of the value of its total assets, no more than 5% of that value may be invested in the securities of any one issuer and (ii) no more than 25% of that value may be invested in the securities of any one issuer. These limits do not apply to U.S. Government securities or securities of other RICs.


         Except as otherwise stated, if a fundamental or non-fundamental percentage limitation set forth in the Prospectus or this SAI is complied with at the time an investment is made, a later increase or decrease in percentage resulting from a change in the value of portfolio securities, in the asset value of a fund, or in the number of securities an issuer has outstanding, will not be considered to be outside the limitation. Each fund will monitor the level of borrowing and illiquid securities in its portfolio and will make necessary adjustments to maintain required asset coverage and adequate liquidity.



                         INVESTMENT STRATEGIES AND RISKS

The following information applies to all of the funds:

Municipal Obligations

         Municipal obligations include obligations issued to obtain funds for various public purposes, including constructing a wide range of public facilities, such as bridges, highways, housing, hospitals, mass transportation, schools and streets. Other public purposes for which municipal obligations may be issued include the refunding of outstanding obligations, the obtaining of funds for general operating expenses and the making of loans to other public institutions and facilities. In addition, certain types of PABs are issued by or on behalf of public authorities to finance various privately operated facilities, including certain pollution control facilities, convention or trade show facilities, and airport, mass transit, port or parking facilities. Interest on certain tax-exempt PABs will constitute a Tax Preference Item. Accordingly, under normal circumstances, each fund's investment in obligations the interest on which is a Tax Preference Item, including PABs, will be limited to a maximum of 20% of its net assets.

         Municipal obligations also include short-term tax anticipation notes, bond anticipation notes, revenue anticipation notes and other forms of short-term debt obligations. Such notes may be issued with a short-term maturity in anticipation of the receipt of tax payments, the proceeds of bond placements or other revenues.

         The two principal classifications of municipal obligations are "general obligation" and "revenue" bonds. "General obligation" bonds are secured by the issuer's pledge of its faith, credit and taxing power. "Revenue" bonds are payable only from the revenues derived from a particular facility or class of facilities or from the proceeds of a special excise tax or other specific revenue source such as the corporate user of the facility being financed. PABs are usually revenue bonds and are not payable from the unrestricted revenues of the issuer. The credit quality of PABs is usually directly related to the credit standing of the corporate user of the facilities.

         The municipal obligations in which each fund may invest include municipal leases and participation interests therein. These obligations, which may take the form of a lease, an installment purchase or a conditional sales contract, are issued by state and local governments and authorities in order to acquire land and a wide variety of equipment and facilities, such as fire and sanitation vehicles, telecommunications equipment and other capital assets. Rather than holding such obligations directly, a fund may purchase a participation interest in a municipal lease obligation from a bank or other third party. A participation interest gives a fund a specified, undivided pro rata interest in the total amount of the obligation.

         Municipal lease obligations have risks distinct from those associated with general obligation or revenue bonds. State constitutions and statutes set forth requirements that states or municipalities must meet to incur debt. These may include voter referenda, interest rate limits or public sale requirements. Leases, installment purchase contracts or conditional sale contracts (which normally provide for title to the leased asset to pass to the governmental issuer) have evolved as a means for governmental issuers to acquire property and equipment without meeting their constitutional and statutory requirements for the issuance of debt. The debt-issuance limitations are deemed inapplicable because of the inclusion in many leases and contracts of "non-appropriation" clauses providing that the governmental user has no obligation to make future payments under the lease or contract unless money is appropriated for such purpose by the appropriate legislative body on a yearly or other periodic basis. If a governmental user were to invoke a non-appropriation clause, the security could lose much or all of its value or could be paid in ways that do not entitle the holder to a tax exemption on the payments.

         In determining the liquidity of a municipal lease obligation, the adviser will distinguish between simple or direct municipal leases and municipal lease-backed securities, the latter of which may take the form of a lease-backed revenue bond or other investment structure using a municipal lease-purchase agreement as its base. While the former may present special liquidity issues, the latter are based on a well-established method of securing payment of a municipal obligation. A fund's investment in municipal lease obligations and participation interests therein will be treated as illiquid unless the adviser determines, pursuant to guidelines established by the Board of Trustees, that the security could be disposed of within seven days in the normal course of business at approximately the amount at which the fund has valued the security.

         The municipal obligations in which each fund may invest also include zero coupon bonds and deferred interest bonds, although each fund currently does not intend to invest more than 5% of the value of its total assets in such instruments during the coming year. Zero coupon and deferred interest bonds are debt obligations that are issued at a significant discount from face value. Like other municipal securities, the price can also reflect a premium or discount to par reflecting the market's judgment as to the issuer's creditworthiness, the interest rate or other similar factors. The discount approximates the total amount of interest the bonds will accrue and compound over the period until maturity or the first interest payment date at a rate of interest reflecting the market rate of the security at the time of issuance. While zero coupon bonds do not require the periodic payment of interest, deferred interest bonds provide for a delay before the regular payment of interest begins. Such instruments benefit the issuer by mitigating its need for cash to meet debt service, but also require a higher rate of return to attract investors who are willing to defer receipt of such cash. Such instruments may experience greater volatility in market value than debt obligations that provide for regular payments of interest. Each fund will accrue income on such investments for accounting purposes, which income must be distributed to shareholders for tax purposes.

         An issuer's obligations under its municipal obligations are subject to the provisions of bankruptcy, insolvency and other laws affecting the rights and remedies of creditors, such as the Federal Bankruptcy Code, and laws that may be enacted by Congress or state legislatures extending the time for payment of principal or interest, or both, or imposing other constraints upon enforcement of such obligations. There is also the possibility that as a result of litigation or other conditions the power or ability of issuers to meet their obligations for the payment of interest and principal on their municipal obligations may be materially and adversely affected.

         Opinions relating to the validity of municipal obligations, to the exemption of interest thereon from federal income tax, Maryland state and local income taxes and Pennsylvania personal income tax, respectively, and in certain cases, to the lack of treatment of that interest as a Tax Preference Item, respectively, are rendered by counsel to the issuers at the time of issuance. Neither the funds nor the adviser will independently review the basis for such opinions.

         The United States Supreme Court has held that Congress may subject the interest on municipal obligations to federal income tax. It can be expected that, as in the past, proposals will be introduced before Congress for the purpose of restricting or eliminating the federal income tax exemption for interest on municipal obligations. Proposals also may be introduced in state legislatures that could affect the state tax treatment of each fund's distributions. If any such proposals were enacted, the availability of municipal obligations for investment by the funds and the value of their assets could be materially and adversely affected. In such event, each fund would re-evaluate its investment objective and policies and consider changes in its structure or possible dissolution.

         The municipal obligations in which the funds may invest may also include obligations issued by or on behalf of the Commonwealth of Puerto Rico or its political subdivisions, agencies or instrumentalities. Such obligations may present a different set of risks than municipal obligations issued by mainland United States entities. Generally, not all of the types of municipal obligations described above may be available in Puerto Rico and the Puerto Rican economy may be subject to greater volatility due to a lack of market diversification. Continuing efforts for and against Puerto Rican statehood and the gradual elimination of special federal tax benefits to corporations operating in Puerto Rico, among other things, could lead to a weakened Puerto Rican economy and lower ratings and prices of Puerto Rican municipal obligations held by the funds.

Concentration

         Each fund may invest 25% or more of its total assets in a particular segment of the municipal securities market, such as hospital revenue bonds, housing agency bonds, PABs or airport bonds, or in securities the interest on which is paid from revenues of a similar type of project. In such circumstances, economic, business, political or other changes affecting one issue of bonds (such as proposed legislation affecting healthcare or the financing of a project, shortages or price increases of needed materials or declining markets or needs for the projects) would most likely affect other bonds in the same segment, thereby potentially increasing market risk. As a result, each fund is subject to greater risk than other funds that do not follow this practice.

When-Issued Securities

         Each fund may enter into commitments to purchase municipal obligations or other securities on a when-issued basis. Such securities are often the most efficiently priced and have the best liquidity in the bond market. When a fund purchases securities on a when-issued basis, it assumes the risks of ownership, including the risk of price fluctuation, at the time of purchase, not at the time of receipt. Each fund does not expect that its commitment to purchase when-issued securities will at any time exceed, in the aggregate, 25% of total assets.

         Delivery of and payment for when-issued securities normally take place 15 to 45 days after the date of the commitment. Interest rates on when-issued securities are normally fixed at the time of the commitment. Consequently, increases in the market rate of interest between the commitment date and settlement date may result in a market value for the security on the settlement date that is less than its purchase price. Thus, fluctuation in the value of the security from the purchase date will affect a fund's net asset value and share price. Typically, no interest accrues to the purchaser until the security is delivered.

         With regard to each such commitment, a fund maintains in a segregated account with the custodian, commencing on the date of such commitment, cash, U.S. Government securities or other appropriate liquid securities at least equal in value to the purchase price for the when-issued securities due on the settlement date. Each fund makes when-issued commitments only with the intention of actually acquiring the securities subject thereto, but a fund may sell these securities before the settlement date if market conditions warrant. When payment is due for when-issued securities, a fund meets its obligations from then-available cash flow, from the sale of securities or, although it would not normally expect to do so, from the sale of the when-issued securities themselves (which may have a market value greater or less than the fund's payment obligation).

Callable Bonds

         Callable municipal bonds are municipal bonds that carry a provision permitting the issuer to redeem the bonds prior to their maturity dates at a specified price, which typically reflects a premium over the bonds' original issue price. If the proceeds of a bond owned by a fund called under circumstances favorable to the issuer are reinvested, the result may be a lower overall yield on such proceeds upon reinvestment because of lower prevailing interest rates. If the purchase price of such bonds included a premium related to the appreciated value of the bonds, some or all of that premium may not be recovered by bondholders, such as the funds, depending on the price at which such bonds were redeemed.

         Each callable bond is "marked-to-market" daily based on the bond's call date so that the call of some or all of a fund's callable bonds is not expected to have a material impact on that fund's net asset value. In light of the previously described pricing policies and because each fund follows certain amortization procedures required by the Internal Revenue Service, each fund does not expect to suffer any material adverse impact in connection with a call of bonds purchased at a premium. Notwithstanding such policies, however, as with any investment strategy, a call may have a more substantial impact than anticipated.

         Callable bonds generally have call-protection (that is, a period of time during which the bonds may not be called) which usually lasts for 7 to 10 years from the date of issue, after which time such bonds may be redeemed by the issuer. An issuer may generally be expected to call its bonds, or a portion of them, during periods of declining interest rates, when borrowings may be replaced at lower rates than those obtained in prior years. If interest rates decline as the call-protection on callable bonds expires, there is an increased likelihood that a number of such bonds may in fact be redeemed by the issuers.

Stand-By Commitments

         Each fund may acquire "stand-by commitments" with respect to its investments in municipal obligations. A stand-by commitment is a put (that is, the right to sell the underlying security within a specified period of time at a specified exercise price that may be sold, transferred or assigned only with the underlying security) that entitles the fund to same-day settlement. Under a stand-by commitment, a broker, dealer or bank agrees to purchase, at the fund's option, specified municipal obligations at amortized cost plus accrued interest. The total amount paid for outstanding stand-by commitments held by a fund will not exceed 25% of the fund's total assets calculated immediately after each stand-by commitment is acquired.

         When a fund exercises a stand-by commitment that it has acquired from a dealer with respect to municipal obligations held by it, the dealer normally pays the fund an amount equal to (1) the fund's acquisition cost of the municipal obligations (excluding any accrued interest which the fund paid on its acquisition) less any amortized market premium or plus any amortized market or original issue discount during the period the fund owned the securities, plus
(2) all interest accrued on the securities since the last interest payment date or the date the securities were purchased by the fund, whichever is later. The fund's right to exercise stand-by commitments is unconditional and unqualified and exercisable by the fund at any time prior to the underlying securities' maturity.

         A stand-by commitment is not transferable by a fund without the underlying securities, although the fund could sell the underlying municipal obligations to a third party at any time. The fund may pay for stand-by commitments either separately in cash or by paying a higher price for portfolio securities which are acquired subject to such a commitment (thus reducing the yield to maturity otherwise available for the same securities). Each fund intends to enter into stand-by commitments only with those banks, brokers and dealers that in the adviser's opinion present minimal credit risks.

         Each fund intends to acquire stand-by commitments solely to facilitate liquidity and does not intend to exercise its rights thereunder for trading purposes. The acquisition of a stand-by commitment would not ordinarily affect the valuation or assumed maturity of the underlying municipal obligations. Stand-by commitments would not affect the average weighted maturity of the assets of a fund.

Fixed, Variable and Floating Rate Obligations

         Each fund may invest in fixed, variable and floating rate municipal obligations. A variable rate obligation differs from an obligation with a fixed rate coupon, the value of which fluctuates in inverse relation to interest rate changes; that is, the market value of fixed rate obligations generally declines when market interest rates increase, and increases when market interest rates decline. If interest rates decline below the coupon rate, generally the obligation sells at a premium. If interest rates increase above the coupon rate, generally the obligation sells at a discount. The magnitude of such fluctuations is also a function of the period of time remaining until the obligation matures. Short-term fixed rate obligations are minimally affected by interest rate changes; the greater the remaining period until maturity, the greater the fluctuation in value of a fixed rate obligation is likely to be.

         Variable rate obligation coupons are not fixed for the full term of the obligation, but are adjusted periodically based upon changes in prevailing interest rates. As a result, the value of variable rate obligations is less affected by changes in interest rates. The more frequently such obligations are adjusted, the less such obligations are affected by interest rate changes during the period between adjustments. The value of a variable rate obligation, however, may fluctuate in response to market factors and changes in the creditworthiness of the issuer.

         There is no limitation on the percentage of a fund's assets that may be invested in variable rate obligations. However, each fund will limit the value of its investment in any variable rate securities that are illiquid and in all other illiquid securities to 15% or less of its net assets.

         Floating rate obligations also are not fixed, but are adjusted as specified benchmark interest rates change. In other respects, their characteristics are similar to variable rate obligations, as discussed above.

         Each fund may also invest in floating rate and variable rate demand notes. Demand notes provide that the holder may demand payment of the note at its par value plus accrued interest. These notes may be supported by an unconditional bank letter of credit guaranteeing payment of the principal or both the principal and accrued interest. Because each fund invests in such securities backed by banks and other financial institutions, changes in the credit quality of these institutions could cause losses to a fund. Floating rate demand notes have an interest rate related to a known lending rate, such as the prime rate, and are automatically adjusted when such lending rate changes. Such securities often react to changes in market interest rates in a manner similar to shorter-term securities that mature at the time of the next interest rate reset for the variable or floating rate instrument. In calculating its dollar-weighted average maturity, a fund may determine the maturity of a variable or floating rate note according to the interest rate reset date, or the date principal can be recovered on demand, rather than the date of ultimate maturity.

Yield Factors and Ratings

         The yield of a municipal obligation is dependent on a variety of factors, including general municipal securities market conditions, general fixed-income market conditions, the financial condition of the issuer, the size of the particular offering, the maturity of the obligation, the credit quality and rating of the issue and expectations regarding changes in income tax rates.

          Moody's Investors Service, Inc. ("Moody's"), Standard & Poor's, a division of The McGraw-Hill Companies, Inc. ("S&P"), and Fitch Ratings ("Fitch") are private services that provide ratings of the credit quality of obligations. A description of the ratings assigned to obligations by Moody's, S&P and Fitch is included in Appendix A. A fund may consider these ratings in determining whether to purchase, sell or hold a security. The ratings represent Moody's, S&P's and Fitch's opinions as to the quality of the obligations which they undertake to rate. Ratings are general and are not absolute standards of quality. Consequently, obligations with the same maturity, interest rate and rating may have different market prices. In addition to ratings assigned to individual bond issues, the adviser will analyze interest rate trends and developments that may affect individual issuers, including factors such as liquidity, profitability and asset quality. Credit rating agencies attempt to evaluate the safety of principal and interest payments and do not evaluate the risks of fluctuations in market value. Also, rating agencies may not make timely changes in credit ratings in response to subsequent events, so that an issuer's current financial condition may be better or worse than the rating indicates.

         Each fund may only invest in investment grade securities. Investment grade securities are those rated within the four highest grades by Moody's, S&P, or Fitch or, if unrated, deemed by the adviser to be of comparable quality. Subsequent to its purchase by a fund, an issue of obligations may cease to be rated or its rating may be reduced below investment grade. If as a result of such a downgrading, or, for unrated securities, because the adviser determines they are no longer of comparable quality to investment grade securities, more than 5% of a fund's total assets are represented by securities rated below investment grade or the equivalent, the adviser will, as soon as practicable consistent with achieving an orderly disposition of the securities, sell such holdings until they represent 5% or less of the fund's total assets. Securities rated below investment grade are subject to greater fluctuations in value and risk of loss of income and principal due to default by the issuer, than are higher rated securities. These securities may be less liquid which means that the funds may have difficulty selling them at times, and may have to apply a greater degree of judgment in establishing a price. The adviser will carefully monitor the continuing creditworthiness of issuers that have been downgraded.

         In addition to the agency ratings, there are other criteria which will be used by the adviser in selecting securities for a fund. Consideration will be given to the maturity and duration of each bond as well as its effect on the overall average maturity and duration of the portfolio. Analysis of the current and historical yield spreads is done to determine the relative value in any bond considered for purchase. The coupon level and call features also figure in the decision on the relative merits of an investment. Consideration is also given to the type of bond - whether it is a general obligation or a revenue bond. In addition to this examination of bond characteristics, significant effort is devoted to analysis of the creditworthiness of the bond issuer at the time of purchase and on an ongoing basis.

Securities Lending

         Each fund may engage in securities lending and may invest in zero coupon and deferred interest bonds. Any income from securities lending will be taxable.


         A fund may lend portfolio securities to dealers in municipal securities, brokers or dealers in corporate or government securities, banks or other recognized institutional borrowers of securities, provided that cash or equivalent collateral, equal to at least 100% of the market value of the securities loaned, is continuously maintained by the borrower with the fund's custodian. During the time the securities are on loan, the borrower will pay the fund an amount equivalent to any interest paid on such securities, and the fund may invest the cash collateral and earn income, or it may receive an agreed upon amount of taxable interest income from the borrower who has delivered equivalent collateral. These loans are subject to termination at the option of the fund or the borrower. A fund may pay reasonable administrative and custodial fees in connection with a loan and may pay a negotiated portion of the interest earned on the cash or equivalent collateral to the borrower or placing broker. The risks of securities lending are similar to those of reverse repurchase agreements. Because interest from securities lending is taxable, each fund presently does not intend to loan more than 5% of its portfolio securities at any given time.


Reverse Repurchase Agreements

         A reverse repurchase agreement is a portfolio management technique in which a fund temporarily transfers possession of a portfolio instrument to another person, such as a financial institution or broker-dealer, in return for cash. At the same time, the fund agrees to repurchase the instrument at an agreed upon time (normally within seven days) and price, which includes an amount essentially equivalent to an interest payment. A fund may engage in reverse repurchase agreements as a means of raising cash to satisfy redemption requests or for other temporary or emergency purposes without the necessity of selling portfolio instruments. A fund may also engage in reverse repurchase agreements in order to reinvest the proceeds in other securities or repurchase agreements. Such a use of reverse repurchase agreements would constitute a form of leverage.

         When a fund reinvests the proceeds of a reverse repurchase agreement in other securities, any fluctuations in the market value of either the securities transferred to another party or the securities in which the proceeds are invested (in either case) would affect the market value of the fund's assets. As a result, such transactions could increase fluctuation in the fund's net asset value. If a fund reinvests the proceeds of the agreement at a rate lower than the cost of the agreement, engaging in the agreement will lower the fund's yield. While engaging in reverse repurchase agreements, each fund will segregate cash or other appropriate liquid securities with a value at least equal to the fund's obligation under the agreements.

         As the SEC considers reverse repurchase agreements to be borrowings, a fund will not engage in reverse repurchase agreements if total borrowings exceed 33 1/3% of its total assets.

Repurchase Agreements


         A repurchase agreement is an agreement under which either U.S. Government obligations or other high-quality liquid debt securities are acquired from a securities dealer or bank subject to resale at an agreed-upon price and date. The securities are held for each fund by a custodian bank as collateral until resold and will be supplemented by additional collateral if necessary to maintain a total value equal to or in excess of the value of the repurchase agreement. Each fund bears a risk of loss if the other party to a repurchase agreement defaults on its obligations and the fund is delayed or prevented from exercising its rights to dispose of the collateral securities, which may decline in value in the interim. The funds will enter into repurchase agreements only with financial institutions determined by the adviser to present minimal risk of default during the term of the agreement.

         Repurchase agreements are usually for a term of one week or less, but may be for longer periods. Repurchase agreements maturing in more than seven days may be considered illiquid. A fund will not enter into repurchase agreements of more than seven days' duration if more than 15% of its net assets would be invested in such agreements and other illiquid investments. To the extent that proceeds from any sale upon a default of the obligation to repurchase were less than the repurchase price, a fund might suffer a loss. If bankruptcy proceedings are commenced with respect to the seller of the security, realization upon the collateral by a fund could be delayed or limited. However, the adviser monitors the creditworthiness of parties with which the fund may enter into repurchase agreements to minimize the prospect of such parties becoming involved in bankruptcy proceedings within the time frame contemplated by the repurchase agreement.


         When a fund enters into a repurchase agreement, it will obtain as collateral from the other party securities equal in value to at least the repurchase amount including the interest factor. Such securities will be held for that fund by a custodian bank or an approved securities depository or book-entry system. A fund's income from repurchase agreements will be taxable.

         In applying its investment policies and limitations, each fund, in accordance with SEC rules and staff positions, considers investment in a fully collateralized repurchase agreement to be equivalent to investment in the collateral.

Other Taxable Investments

         For temporary defensive purposes, when, in the adviser's opinion, no suitable municipal securities are available, for liquidity purposes, or pending the investment of the proceeds of the sale of shares, the funds may invest in taxable short-term investments consisting of: (i) obligations of the U.S. Government, its agencies and instrumentalities; (ii) certificates of deposit and bankers' acceptances of U.S. domestic banks with assets of one billion dollars or more; (iii) commercial paper or other corporate notes of high quality; and
(iv) any of such items subject to short-term repurchase agreements.

Futures and Option Strategies

         To protect against the effect of adverse changes in interest rates, each fund may purchase and sell interest rate futures contracts and options on securities indices and may purchase put options on interest rate futures contracts (practices known as "hedging"). A fund may purchase put options on interest rate futures contracts or sell interest rate futures contracts (that is, enter into a futures contract to sell the underlying security) to attempt to reduce the risk of fluctuations in its share value. A fund may purchase an interest rate futures contract (that is, enter into a futures contract to purchase the underlying security) to attempt to establish more definitely the return on securities the fund intends to purchase. The funds may not use these instruments for speculation or leverage. In addition, a fund's ability to use these strategies may be limited by market conditions, regulatory limits and tax considerations. Any gains from futures and options transactions will be taxable; accordingly, the adviser may not make extensive use of the techniques described.

         The success of a fund's strategies in reducing risks depends on many factors, the most significant of which is the adviser's ability to predict market interest rate changes correctly, which differs from its ability to select portfolio securities. In addition, a hedge could be unsuccessful if the changes in the value of a fund's futures contract or option positions do not correlate to the changes in the value of its investments. It is also possible that a fund may be unable to purchase or sell a portfolio security at a time that otherwise would be favorable for it to do so, or that a fund may need to sell a portfolio security at a disadvantageous time, due to the need for the fund to maintain "cover" or to segregate securities in connection with hedging transactions. Because the markets for futures and options are not always liquid, a fund may be unable to close out or liquidate its hedged position and may be locked in during a market decline. The adviser attempts to minimize the possible negative effects of these factors through careful selection and monitoring of each fund's futures and options positions. The adviser is of the opinion that a fund's investments in futures transactions will not have a material adverse effect on that fund's liquidity or ability to honor redemptions.

         The purchase and sale of options and futures contracts involve risks different from those involved with direct investments in securities and also require different skills from the adviser in managing the portfolios. While utilization of options, future contracts and similar instruments may be advantageous to a fund, if the adviser is not successful in employing such instruments in managing a fund's investments or in predicting interest rate changes, that fund's performance will be worse than if the fund did not use such instruments. In addition, a fund will pay commissions and other costs in connection with such investments, which may increase that fund's expenses and reduce its yield.

         Each fund's current policy is to limit options and futures transactions to those described above. Each fund currently does not intend to purchase put and call options having a value in excess of 5% of its total assets.

Interest Rate Futures Contracts

         Interest rate futures contracts, which are traded on commodity futures exchanges, provide for the sale by one party and the purchase by another party of a specified type and amount of financial instruments (or an index of financial instruments) at a specified future date. Interest rate futures contracts currently exist covering such financial instruments as U.S. Treasury bonds, notes and bills, Ginnie Mae certificates, bank certificates of deposit and 90-day commercial paper. An interest rate futures contract may be held until the underlying instrument is delivered and paid for on the delivery date, but most contracts are closed out before then by taking an offsetting position on a futures exchange.

         A fund may purchase an interest rate futures contract (that is, enter into a futures contract to purchase an underlying financial instrument) when it intends to purchase fixed-income securities but has not yet done so. This strategy is sometimes called an anticipatory hedge. This strategy is intended to minimize the effects of an increase in the price of the securities the fund intends to purchase (but may also reduce the effects of a decrease in price), because the value of the futures contract would be expected to rise and fall in the same direction as the price of the securities the fund intends to purchase. The fund could purchase the intended securities either by holding the contract until delivery and receiving the financial instrument underlying the futures contract, or by purchasing the securities directly and closing out the futures contract position. If the fund no longer wished to purchase the securities, it would close out the futures contract before delivery.

         A fund may sell a futures contract (that is, enter into a futures contract to sell an underlying financial instrument) to offset price changes of securities it already owns. This strategy is intended to minimize any price changes in the securities the fund owns (whether increases or decreases) caused by interest rate changes, because the value of the futures contract would be expected to move in the opposite direction from the value of the securities owned by the fund. The funds do not expect ordinarily to hold futures contracts they have sold until delivery or to use securities they own to satisfy delivery requirements. Instead, each fund expects to close out such contracts before the delivery date.

         The prices of interest rate futures contracts depend primarily on the value of the instruments on which they are based, the price changes of which, in turn, primarily reflect changes in current interest rates. Because there are a limited number of types of interest rate futures contracts, it is likely that the standardized futures contracts available to a fund will not exactly match the securities the fund wishes to hedge or intends to purchase, and consequently, will not provide a perfect hedge against all price fluctuation. However, since fixed-income instruments all respond similarly to changes in interest rates, a futures contract, the underlying instrument of which differs from the securities the fund wishes to hedge or intends to purchase, may still provide protection against changes in interest rate levels. To compensate for differences in historical volatility between positions a fund wishes to hedge and the standardized futures contracts available to it, the fund may purchase or sell futures contracts with a greater or lesser value than the securities it wishes to hedge or intends to purchase.

Futures Trading

         If a fund does not wish to hold a futures contract position until the underlying instrument is delivered and paid for on the delivery date, it may attempt to close out the contract by entering into an offsetting position on a futures exchange that provides a secondary market for the contract. A futures contract is closed out by entering into an opposite position in an identical futures contract (for example, by purchasing a contract on the same instrument and with the same delivery date as a contract the fund has sold) at the current price as determined on the futures exchange. A fund's gain or loss on closing out a futures contract depends on the difference between the price at which the fund entered into the contract and the price at which the contract is closed out. Transaction costs in opening and closing futures contracts must also be taken into account. There can be no assurance that a fund will be able to offset a futures position at the time it wishes to, or at a price that is advantageous. If a fund were unable to enter into an offsetting position in a futures contract, it might have to continue to hold the contract until the delivery date, in which case it would continue to bear the risk of price fluctuation in the contract until the underlying instrument was delivered and paid for.

         At the time a fund enters into an interest rate futures contract, it is required to deposit with its custodian, in the name of the futures broker (known as a futures commission merchant, or "FCM"), a percentage of the contract's value. This amount, which is known as initial margin, generally equals 5% or less of the value of the futures contract. Initial margin is in the nature of a good faith deposit or performance bond and is returned to the fund when the futures position is terminated; after all contractual obligations have been satisfied. Futures margin does not represent a borrowing by a fund, unlike margin extended by a securities broker, and depositing initial margin in connection with futures positions does not constitute purchasing securities on margin for the purposes of a fund's investment limitations. Initial margin may be maintained either in cash or in appropriate liquid securities such as U.S. Government securities.

         As the contract's value fluctuates, payments known as variation margin or maintenance margin are made to or received from the FCM. If the contract's value moves against a fund (i.e., the fund's futures position declines in value), the fund may be required to make payments to the FCM, and, conversely, the fund may be entitled to receive payments from the FCM if the value of its futures position increases. This process is known as marking-to-market and takes place on a daily basis.

         In addition to initial margin deposits, a fund will instruct its custodian to segregate additional cash and appropriate liquid securities to cover its obligations under futures contracts it has purchased. The value of the assets held in the segregated account will be equal to the daily market value of all outstanding futures contracts purchased by a fund, less the amount deposited as initial margin. When a fund has sold futures contracts to hedge securities it owns, it will not sell those securities (or lend to another party) while the contracts are outstanding, unless it substitutes other similar securities for the securities sold or lent. A fund will not sell futures contracts with a value exceeding the value of securities it owns, except that a fund may do so to the extent necessary to adjust for differences in historical volatility between the securities owned and the contracts used as a hedge.

Risks of Interest Rate Future Contracts

         By purchasing an interest rate futures contract, a fund in effect becomes exposed to price fluctuations resulting from changes in interest rates, and by selling a futures contract a fund neutralizes those fluctuations. If interest rates fall, a fund would expect to profit from an increase in the value of the instrument underlying a futures contract it had purchased, and if interest rates rise, a fund would expect to offset the resulting decline in the value of the securities it owns by profits in a futures contract it has sold. If interest rates move in the direction opposite that which was contemplated at the time of purchase, however, a fund's positions in futures contracts could have a negative effect on the fund's net asset value. If interest rates rise when a fund has purchased futures contracts, the fund could suffer a loss in its futures positions. Similarly, if interest rates fall, losses in a futures contract a fund has sold could negate gains on securities the fund owns, or could result in a net loss to the fund. In this sense, successful use of interest rate futures contracts by a fund will depend on the adviser's ability to hedge the fund in the correct way at the appropriate time.

         Other than the risk that interest rates will not move as expected, the primary risk in employing interest rate futures contracts is that the market value of the futures contracts may not move in concert with the value of the securities a fund wishes to hedge or intends to purchase. This may result from differences between the instrument underlying the futures contracts and the securities a fund wishes to hedge or intends to purchase, as would be the case, for example, if a fund hedged U.S. Treasury bonds by selling futures contracts on U.S. Treasury notes.

         Even if the securities that are the objects of a hedge are identical to those underlying the futures contract, there may not be perfect price correlation between the two. Although the value of interest rate futures contracts is primarily determined by the price of the underlying financial instruments, the value of interest rate futures contracts is also affected by other factors, such as current and anticipated short-term and long-term interest rates, the time remaining until expiration of the futures contract, and conditions in the futures markets, which may not affect the current market price of the underlying financial instruments in the same way. In addition, futures exchanges establish daily price limits for interest rate futures contracts, and may halt trading in the contracts if their prices move upward and downward more than a specified daily limit on a given day. This could distort the relationship between the price of the underlying instrument and the futures contract, and could prevent prompt liquidation of unfavorable futures positions. The value of a futures contract may also move differently from the price of the underlying financial instrument because of inherent differences between the futures and securities markets, including variations in speculative demand for futures contracts and for debt securities, the differing margin requirements for futures contracts and debt securities, and possible differences in liquidity between the two markets.

Put Options on Interest Rate Futures Contracts

         Purchasing a put option on an interest rate futures contract gives a fund the right to assume a seller's position in the contract at a specified exercise price at any time up to the option's expiration date. In return for this right, the fund pays the current market price for the option (known as the option premium), as determined on the commodity futures exchange where the option is traded.

         A fund may purchase put options on interest rate futures contracts to hedge against a decline in the market value of securities the fund owns. Because a put option is based on a contract to sell a financial instrument at a certain price, its value will tend to move in the opposite direction from the price of the financial instrument underlying the futures contract; that is, the put option's value will tend to rise when prices fall, and fall when prices rise. By purchasing a put option on an interest rate futures contract, a fund would attempt to offset potential depreciation of securities it owns by appreciation of the put option. This strategy is similar to selling the underlying futures contract directly.

         A fund's position in a put option on an interest rate futures contract may be terminated either by exercising the option (and assuming a seller's position in the underlying futures contract at the option's exercise price) or by closing out the option at the current price as determined on the futures exchange. If the put option is not exercised or closed out before its expiration date, the entire premium paid would be lost by a fund. A fund could profit from exercising a put option if the current market value of the underlying futures contract were less than the sum of the exercise price of the put option and the premium paid for the option because the fund would, in effect, be selling the futures contract at a price higher than the current market price. A fund could also profit from closing out a put option if the current market price of the option is greater than the premium the fund paid for the option. Transaction costs must also be taken into account in these calculations. A fund may close out an option it had purchased by selling an identical option (that is, an option on the same futures contract, with the same exercise price and expiration date) in a closing transaction on a futures exchange that provides a secondary market for the option. A fund is not required to make futures margin payments when it purchases an option on an interest rate futures contract.

         Compared to the purchase or sale of an interest rate futures contract, the purchase of a put option on an interest rate futures contract involves a smaller potential risk to a fund because the maximum amount at risk is the premium paid for the option (plus related transaction costs). If prices of debt securities remain stable, however, purchasing a put option may involve a greater probability of loss than selling a futures contract, even though the amount of the potential loss is limited. The adviser will consider the different risk and reward characteristics of options and futures contracts when selecting hedging instruments.

Risks of Transactions in Options on Interest Rate Futures Contracts

         Options on interest rate futures contracts are subject to risks similar to those described above with respect to interest rate futures contracts. These risks include the risk that the adviser may not hedge a fund in the correct way at the appropriate time, the risk of imperfect price correlation between the option and the securities being hedged, and the risk that there may not be an active secondary market for the option. There is also a risk of imperfect price correlation between the option and the underlying futures contract.

         Although the adviser may purchase and write only those options for which there appears to be a liquid secondary market, there can be no assurance that such a market will exist for any particular option at any particular time. If there were no liquid secondary market for a particular option, a fund might have to exercise an option it had purchased in order to realize any profit, and might continue to be obligated under an option it had written until the option expired or was exercised.

Regulatory Notification of Futures and Options Strategies

         The Trust has filed on behalf of the funds a notice of eligibility for exclusion from the definition of the term "commodity pool operator" with the Commodity Futures Trading Commission ("CFTC") and the National Futures Association, which regulate trading in the futures markets. Under regulations adopted by the CFTC, futures contracts and related options may be used by a fund
(a) for hedging purposes, without quantitative limits, and (b) for other purposes to the extent that the amount of margin deposit on all such non-hedging futures contracts owned by the fund, together with the amount of premiums paid by the fund on all such non-hedging options held on futures contracts, does not exceed 5% of the market value of the fund's net assets. Each fund will not purchase futures contracts or related options if as a result more than 25% of the fund's total assets would be so invested. These limits on the funds' investments in futures contracts are not fundamental and may be changed by the Board of Trustees as regulatory agencies permit. Each fund will not modify these limits to increase its permissible futures and related options activities without supplying additional information in a supplement to the funds' current Prospectus or this SAI.


      SPECIAL FACTORS AFFECTING MARYLAND TAX-FREE AND PENNSYLVANIA TAX-FREE

Overview

         Because Maryland Tax-Free and Pennsylvania Tax-Free each focus investments in a specific state, certain risks associated with investment in each such fund are more pronounced than if those funds' investments were more widely diversified. These risks include the possible enactment of new legislation in the applicable state which could affect Maryland or Pennsylvania municipal obligations, economic factors which could affect these obligations and varying levels of supply and demand for Maryland or Pennsylvania municipal obligations.

         The following only highlights some of the more significant financial trends and problems and is based on information drawn from official statements and prospectuses relating to securities offerings of the states of the United States, the State of Maryland and the Commonwealth of Pennsylvania, their agencies and instrumentalities, as available on the date of this SAI. The funds assume no obligation to update this information.

Maryland Tax-Free

         State Debt The Maryland Constitution prohibits the contracting of State general obligation debt unless it is authorized by a law levying an annual tax or taxes sufficient to pay the debt service within 15 years and prohibiting the repeal of the tax or taxes or their use for another purpose until the debt is paid. As a uniform practice, each separate enabling act which authorizes the issuance of general obligation bonds for a given object or purpose has specifically levied and directed the collection of an ad valorem property tax on all taxable property in the State. The Board of Public Works is directed by law to fix by May 1 of each year the precise rate of such tax necessary to produce revenue sufficient for debt service requirements of the next fiscal year, which begins July 1. However, the taxes levied need not be collected if or to the extent that funds sufficient for debt service requirements in the next fiscal year have been appropriated in the annual State budget. Accordingly, this board, in annually fixing the rate of property tax after the end of the regular legislative session in April, takes account of appropriations of general funds for debt service.

         There is no general debt limit imposed by the Maryland Constitution or public general laws, but a special committee created by statute annually submits to the Governor an estimate of the maximum amount of new general obligation debt that prudently may be authorized. Although the committee's responsibilities are advisory only, the Governor is required to give due consideration to the committee's findings in preparing a preliminary allocation of new general debt authorization for the ensuing fiscal year. The continuation of the credit ratings on State debt is dependent upon several economic and political factors, including the ability to continue to fund a substantial portion of the debt service on general obligation debt from general fund revenues in the annual State budget or to raise the rate of State property tax levies, and the ability to maintain the amount of authorized debt within the range of affordability.


         Consolidated Transportation Bonds are limited obligations issued by the Maryland Department of Transportation, the principal of which must be paid within 15 years from the date of issue, for highway, port, transit, rail or aviation facilities or any combination of such facilities. Debt service on Consolidated Transportation Bonds is payable from those portions of the excise tax on each gallon of motor vehicle fuel and the motor vehicle titling tax, all mandatory motor vehicle registration fees, motor carrier fees, and the corporate income tax as are credited to the Maryland Department of Transportation, plus all departmental operating revenues and receipts. Holders of such bonds are not entitled to look to other sources for payment. As of December 31, 2005, the principal amount of outstanding consolidated Transportation bonds was $985.4 million. In addition, on January 25, 2006, the Department issued $100.0 million additional Consolidated Transportation Bonds - Series 2006 for the Department's capital program.

         The Maryland Transportation Authority operates certain highway, bridge and tunnel toll facilities in the State. The tolls and other revenues received from these facilities are pledged as security for revenue bonds of the Transportation Authority issued under, and secured by, a trust agreement between the Transportation Authority and a corporate trustee. As of December 31, 2005, $761.6 million of the Transportation's revenue bonds were outstanding.


         In March 2002, the Transportation Authority issued revenue bonds in the amount of $264,075,000 for the construction of projects at BWI. In June 2002, the Transportation Authority issued revenue bonds in the amount of $117,345,000 for construction of a consolidated rental car facility. Parking garage revenues and Customer Facility Charge revenues from these projects will be pledged for the repayment of these bonds. In December 2003, the Transportation Authority issued revenue bonds in the amount of $69.7 million for the construction of projects at Baltimore/Washington International Airport ("BWI").


         In June 2004, the Maryland Transportation Authority issued lease revenue bonds in the amount of $40.0 million to finance the cost of parking facilities projects at certain Metrorail stations operated by the Washington Metropolitan Area Transit Authority ("WMATA"). Lease revenue payable by WMATA and other amounts from Prince George's County, Maryland are pledged for the repayment of the bonds.

         In 2005, the General Assembly authorized funding for the Intercounty Connector highway project to be built in Montgomery and Prince George's Counties, Maryland. The Transportation Authority is authorized to issue grant anticipation revenue (GARVEE) bonds in an amount not to exceed $750 million, with a maximum maturity of twelve years. Debt service on the bonds will be paid from a portion of Maryland's future federal highway aid. It is expected that the Transportation Authority will issue the first series of bonds in early 2007 in the approximate amount of $380 million.

         In July 2005, the Transportation Authority issued lease revenue bonds in the amount of $23.8 million to finance the costs of a parking facility project for the Annapolis State Office complex, to be operated by the Maryland Department of General Services ("DGS"). Lease revenue payable by DGS is pledged for the repayment of the bonds.


         The Department of Transportation entered into conditional purchase agreements in fiscal years 1999 and 2001, respectively, to provide financing for capital improvements at BWI and to expand parking in the vicinity of the airport at the Maryland Rail Commuter ("MARC") BWI rail station. The Department issued $42,750,000 Project Certificates of Participation for various Maryland Aviation Administration ("MAA") projects in May 1999, and $33,000,000 Project Certificates of Participation for the Maryland Transit Administrations' ("MTA") rail station project in October 2000. Revenues from these projects are pledged to the payment of principal and interest on the Certificates, and, therefore, these financings are not considered to be tax-supported.


         In April 2003 the Maryland Economic Development Corporation ("MEDCO") issued lease revenue bonds in the amount of $223.7 million to finance the expansion and renovation of Piers A and B in the terminal building of BWI. The Department of Transportation records this financing as a capital lease, which is subject to annual appropriation by the General Assembly. Airline rentals and concession rentals are pledged to the payment of principal and interest on the bonds, therefore, this financing is not considered tax supported.

         In addition to the Conditional Purchase Financings, the Department has a capital lease in the amount of $18.4 million by virtue of an agreement with the Transportation Authority for financing the Maryland Port Administration ("MPA") Masonville Automobile Terminal. In March 2002, the Authority issued revenue bonds in the amount of $264.1 million for the construction of projects at BWI. Parking revenues are pledged for the repayment of the bonds. In June 2002, the Transportation Authority issued revenue bonds in the amount of $117.3 million for the construction of a consolidated rental car facility at BWI. Customer Facility Charge revenues on rental cars are pledged for the repayment of the bonds. In December 2003, the Transportation Authority issued $69.7 million passenger facility charge revenue bonds for roadway, airfield and other improvements at BWI.

         In June 2002, MEDCO issued lease revenue bonds in the amount of $36.0 million to finance the construction of a new headquarters building for the Department. In addition, in October 2004, the Department issued $15.5 million Certificates of Participation for the acquisition of MAA shuttle buses for BWI.

         The Maryland Stadium Authority is responsible for financing and directing the acquisition and construction of one or more new professional sports facilities in Maryland. Currently, the Stadium Authority operates Oriole Park at Camden Yards, which opened in 1992. In connection with the construction of that facility, the Stadium Authority issued $155 million in notes and bonds. Those notes and bonds are lease-backed revenue obligations, the payment of which is secured by, among other things, an assignment of revenues received under a lease of Oriole Park at Camden Yards from the Stadium Authority to the State. In October 1993, the Stadium Authority entered into an agreement to implement a synthetic fixed rate refinancing of the Sports Facility Bonds using a combination of variable rate refunding obligations and forward interest rate exchange agreements. In accordance with that agreement, the Stadium authority issued its $17,850,000 Sports Facilities Lease Revenue Refunding Bonds in December 1998, to refund its outstanding Sports Facilities Lease Revenue Bonds, Series 1989C, and issued its $121,000,000 Sports Facilities Lease Revenue Refunding Bonds in December 1999, to refund its Sports Facilities Lease Revenue Bond Series 1989D. In November 2001, the Authority issued $10.3 million in bond anticipation notes, which were refunded in July 2002 with $10.3 million in taxable lease-backed revenue bonds. The 2001 bond anticipation notes were used to fund a $10.0 million deposit to the "Supplemental Improvements Fund" under the Baltimore Orioles Lease in accordance with the order of the panel of Arbitrators in American Arbitration Association Case No. 16Y1150005500. Annual net debt service on the Stadium Authority's total bonds obligation for Oriole Park at Camden Yards is $15.3 million.

         The Stadium Authority also was assigned responsibility for constructing expansions of the Convention Centers in Baltimore and Ocean City. The Baltimore Convention Center expansion cost $167 million and was financed through a combination of funding from Baltimore City bonds, Stadium Authority revenue bonds, and State general obligation bonds. In June 1998, the Stadium Authority entered into an agreement to implement a synthetic fixed rate refinancing of its revenue bonds for the Baltimore City Convention Center using a combination of a variable rate refunding obligations and forward interest rate exchange agreements. The Ocean City Convention Center expansion cost $33.2 million and was financed through a matching grant from the state to Ocean City and a combination of funding from Ocean City and the Stadium Authority. Annual debt service in fiscal year 2006 on the obligations attributable to the Baltimore and Ocean City expansion projects was $4,800,000 and $1,480,000, respectively.


         The Stadium Authority currently operates M&T Bank Stadium (the home of the Baltimore Ravens), which opened in 1998. In connection with the construction of that facility, the Stadium Authority sold $87.565 million in lease-backed revenue bonds on May 1, 1996. The proceeds from the bonds, along with cash available from State lottery proceeds, investment earnings, and other sources were used to pay project design and construction expenses of approximately $229 million. The bonds are solely secured by an assignment of revenues received under a lease of the project from the Stadium Authority to the State. In June 1998, the Stadium Authority entered into an agreement to implement a synthetic fixed rate refinancing of the Football Lease-Back Revenue Bonds using a combination of variable rate refunding obligations and forward interest rates exchange agreements. On December 15, 1997, the Stadium Authority issued $4,640,000 in Sports facilities Lease Revenue Bonds, Series 1997. The proceeds from these Bonds were used toward the construction of the M&T Bank Stadium. Authority debt service on the bonds is $7.3 million annually.

         The Stadium Authority was responsible for construction of a conference center in Montgomery County. The center cost $33,500,000 and is being financed through a combination of funding from Montgomery County and the Stadium Authority. In January 2003, the Stadium Authority issued up to $23,185,000 in lease-backed revenue bonds. The average annual debt service for this series is $1.75 million.

         The Stadium Authority was also authorized to provide development and construction of the Hippodrome Theatre as part of Baltimore City's West Side Development. The cost of renovating the theatre was $63,000,000 and is being financed by various sources. In July 2002, the Stadium Authority issued $20.25 million in taxable lease-backed revenue bonds. The average annual debt service for this series is $1.8 million.


         In February 2004, the Stadium Authority issued $8.73 million in taxable lease-back revenue bonds in connection with the renovations of the historic Camden Station located at the Camden Yards complex in Baltimore, Maryland. The cost of the renovation is projected to be $8 million. The Stadium Authority has executed a lease agreement with the Babe Ruth Museum for approximately 22,600 square feet and a second museum leasing the balance of the building. The Babe Ruth Museum opened in May 12, 2005 and the second museum is projected to open in 2006. The average annual debt service of these bonds is $750,000.

         Certain other instrumentalities of the State government are authorized to borrow money under legislation which expressly provides that the loan obligations shall not be deemed to constitute a debt or a pledge of the faith and credit of the State. The Community Development Administration ("CDA") of the Department of Housing and Community Development, higher educational institutions (including St. Mary's College of Maryland, the University of Maryland System and Morgan State University), the Maryland Transportation Authority, the Maryland Water Quality Financing Administration ("WQFA") and the Maryland Environmental Service ("MES") have issued and have outstanding bonds of this type. The principal of and interest on bonds issued by these bodies are payable solely from various sources, principally fees generated from use of the facilities or enterprises financed by the bonds. As of December 31, 2005, $2.295 billion of CDA bonds and notes were outstanding, $1.074 billion of higher education debt was outstanding, $75 million of WQFA bonds were outstanding, and $11.6 million of MES debt was outstanding.


         The State has financed, and expects to continue to finance, the construction and acquisition of various facilities through conditional purchase, sale-leaseback, and similar transactions. All of the lease payments under these arrangements are subject to annual appropriation by the Maryland General Assembly. In the event that appropriations are not made, the State may not be held contractually liable for the payments.

         Local Subdivision Debt The counties and incorporated municipalities in Maryland issue general obligation debt for general governmental purposes. The general obligation debt of the counties and incorporated municipalities is generally supported by ad valorem taxes on real estate, tangible personal property and intangible personal property subject to taxation. The issuer typically pledges its full faith and credit and unlimited taxing power to the prompt payment of the maturing principal and interest on the general obligation debt and to the levy and collection of the ad valorem taxes as and when such taxes become necessary in order to provide sufficient funds to meet the debt service requirements. The amount of debt which may be authorized may in some cases be limited by the requirement that it not exceed a stated percentage of the assessable base upon which such taxes are levied.

         Other Risk Factors The State has a population of approximately 5.6 million, with employment based largely in services, trade and government. Those sectors, along with finance, insurance and real estate, are the largest contributors to the gross state product, according to the most recent census. Population is concentrated around the Baltimore and Washington, D.C. areas, and proximity to Washington, D.C. influences the above-average percentage of employees in government. Manufacturing, on the other hand, is a much smaller portion of employment then for the nation as a whole. Future economic difficulties in the service and high technology sectors that are being promoted by Maryland could have an adverse impact on the finances of the State and its subdivisions, and could adversely affect the market value of the Bonds in the Maryland Trust or the ability of the respective obligors to make payments of interest and principal due on such Bonds. In addition, Maryland's relatively high concentration of governmental employment makes the state potentially vulnerable to any decrease in federal, including military, and state governmental spending.

         The Port of Baltimore is one of the larger foreign trade ports in the United States and in the world and is a significant factor in Maryland's economy. The total cargo tonnage at the Port increased from 30,682,730 in 1982 to 31,777,409 in 2004. The Port handles both high value general cargo, including containers and automobiles, as well as bulk cargo such as coal and grain. The value of the tonnage handled increased from $14.2 billion in 1982 to $31.2 billion in 2004. The ability of the Port to sustain and improve its volume and value of cargoes is dependent, in part, upon national and worldwide economic conditions.


         The State and its subdivisions, and their respective officers and employees, are defendants in numerous legal proceedings, including alleged tort and breaches of contract and other alleged violations of laws. Although adverse decisions in these matters could require extraordinary appropriations not budgeted for, in the opinion of the Attorney General of Maryland, the legal proceedings are not likely to have a material adverse effect on the State's financial position.

Pennsylvania Tax-Free


         State Debt Pennsylvania may incur debt to rehabilitate areas affected by disaster, debt approved by the electorate, debt for certain capital projects (such as highways, public improvements, transportation assistance, flood control, redevelopment assistance, site development and industrial development) and tax anticipation debt payable in the fiscal year of issuance. Pennsylvania had net outstanding general obligation debt of $6.747 billion at June 30, 2005. Pennsylvania is not permitted to fund deficits between fiscal years with any form of debt. All year-end deficit balances must be funded within the succeeding fiscal year's budget. Over the five-year period ending June 30, 2010, Pennsylvania has projected that it will issue bonds totaling $6.059 billion and retire bonded debt in the principal amount of $3.626 billion.

         Certain agencies created by Pennsylvania have statutory authorization to incur debt for which Pennsylvania appropriations to pay debt service thereon are not required. As of December 31, 2005, the combined total debt outstanding for all above-mentioned agencies was $ 18,795.7 million. The debt of these agencies is supported by assets of, or revenues derived from, the various projects financed and is not a statutory or moral obligation of Pennsylvania. Some of these agencies, however, are indirectly dependent on Pennsylvania operating appropriations. The only obligations of agencies in Pennsylvania that bear a moral obligation of Pennsylvania are those issued by the Pennsylvania Housing Finance Agency ("PHFA"), a state-created agency which provides housing for lower and moderate income families, and The Hospitals and Higher Education Facilities Authority of Philadelphia ("Hospital Authority"), an agency created by the City of Philadelphia to acquire and prepare various sites for use as intermediate care facilities for the mentally retarded.


         Local Government Debt Numerous local government units in Pennsylvania issue general obligations (i.e., backed by taxing power) debt, including counties, cities, boroughs, townships and school districts. School district obligations are supported indirectly by Pennsylvania. The issuance of non-electoral general obligation debt is limited by constitutional and statutory provisions. Electoral debt, i.e., that approved by the voters, is unlimited. In addition, local government units and municipal and other authorities may issue revenue obligations that are supported by the revenues generated from particular projects or enterprises. Examples include municipal authorities (frequently operating water and sewer systems), municipal authorities formed to issue obligations benefiting hospitals and educational institutions, and industrial development authorities, whose obligations benefit industrial or commercial occupants. In some cases, sewer or water revenue obligations are guaranteed by taxing bodies and have the credit characteristics of general obligation debt.


         Litigation Pennsylvania is currently involved in certain litigation where adverse decisions could have an adverse impact on its ability to pay debt service. In 1978, the General Assembly approved a limited waiver of sovereign immunity. Damages for any loss are limited to $250,000 for each person and $1,000,000 for each accident. The Supreme Court of Pennsylvania has held that the limitation is constitutional. Approximately 3,150 suits against the Commonwealth remain open. Tort claim payments for the departments and agencies, other than the Department of Transportation, are paid from departmental and agency operating and program appropriations. Tort claim payments for the Department of Transportation are paid from an appropriation from the Motor License Fund. The Motor License Fund tort claim appropriation for fiscal year 2006 is $20 million.

         Unisys Corporation v. Commonwealth involves a challenge on constitutional and statutory grounds to the statutory three-factor apportionment formula used for the apportionment of capital stock value in the franchise tax. On October 25, 2002, the Pennsylvania Supreme Court issued a decision upholding the Commonwealth's statutory apportionment formula. Unisys' application for reargument with the Pennsylvania Supreme Court and petition for certiorari to the U.S. Supreme Court were denied. The decision in this matter denied relief to the taxpayer because it failed to carry its burden of proof and did not resolve the underlying issue. Thus, the decision has very limited applicability to the numerous cases pending which raise the identical issue and which collectively involve undetermined but significant dollars. Northbrook Life Insurance Co. v. Commonwealth is the lead case in potential litigation with the entire insurance industry that does business in Pennsylvania, in which the Pennsylvania Department of Revenue's application of portions of the Life and Health Guarantee Association Act of 1982 is being challenged. This case was argued before the Commonwealth Court en banc on December 14, 2005. On January 26, 2006 the en banc Court issued a conflicted decision in which the majority ruled for both parties. Exceptions will be filed by both parties and it is likely this case will not be resolved until after another round before the en banc Commonwealth Court and the appeal to the Pennsylvania Supreme Court. It is impossible to predict the outcome. If the taxpayers prevail on all issues, estimated refunds would total approximately $150 million. County of Allegheny v. Commonwealth of Pennsylvania involves litigation regarding the state constitutionality of the statutory scheme for county funding of the judicial system. Duquesne Light Co. v. Commonwealth involves several appeals covering a number of tax years and taxes. There is over $100 million in total disputed tax, and issues raised include entitlement to the manufacturing exemption for capital stock tax purposes for the generation of electricity, non-business income treatment on gains realized from the sale of several power plants in Ohio, and where sales receipts should be sourced for corporate net income tax and gross receipts tax purposes. At present, this case is in the discovery phase of litigation. The parties are engaged in settlement negotiations and have reached a tentative agreement to settle all issues for the tax years in court except for those issues involving the taxability of receipts from the competitive transition charges for gross receipts tax, franchise tax and corporate net income tax. A settlement memorandum is expected to be prepared in the near future. The parties will then proceed to litigate the issue of whether receipts from the competitive transition charges (stranded costs) are subject to gross receipts, franchise and corporate net income tax.


         The specific litigation matters described above are provided as an example only and do not compromise a complete listing of material ongoing or pending litigation involving the Commonwealth of Pennsylvania, its agencies, subdivisions and instrumentalities.


         Other Risk Factors Pennsylvania historically has been identified as a heavy industry state, although that reputation has changed with the decline of the coal, steel and railroad industries and the resulting diversification of Pennsylvania's industrial composition. The major new sources of growth are in the service sector, including trade, medical and health services, and educational and financial institutions. Manufacturing has fallen behind both the services sector and the trade sector as the largest single source of employment in Pennsylvania. Pennsylvania's annual average unemployment rate for the years 2000 through 2004 was consistent with the nation's annual average unemployment rate. The seasonally adjusted unemployment rate for Pennsylvania for March 2006 was 4.5% and for the United States for March 2006 was 4.7%. The population of Pennsylvania, 12.4 million people in 2005, according to the U.S. Bureau of the Census, represents a population growing slower than the United States with a higher portion than the United States comprised of persons between 45 and 65 years of age. Per capita income in Pennsylvania was $34,897 for calendar year 2005, slightly above the per capita income of the United States of $34,586. Pennsylvania's General Fund, which receives all tax receipts and most other revenues and through which debt service on all general obligations of Pennsylvania are made, closed fiscal years ended June 30, 2003, June 30, 2004 and June 30, 2005 with fund balances of $2.358 billion, $3.007 billion, and $2.869 billion respectively.

         The continuation of modest economic growth in the U.S. continues to positively impact the revenue estimates incorporated in the Commonwealth's enacted budget for fiscal year 2006. Actual revenues through April 2006 are $588.4 million or 2.8 percent above the estimate enacted as part of the fiscal year 2006 budget. Based on projections of revenues, as incorporated in the Governor's proposed fiscal year 2007 budget released in February 2006, the General Fund is projected to have a preliminary ending balance for the fiscal year of $272 million.


         Changes in local economic conditions or local governmental policies within Pennsylvania, which can vary substantially by region, could also have a significant impact on the performance of municipal obligations held by the fund. The Cities of Philadelphia and Pittsburgh for example, experienced severe financial problems that impaired their ability to borrow money and adversely affected the ratings of their obligations and their marketability. While the fund may invest in obligations that are issued by obligors other than Pennsylvania or its political subdivisions (such as hospitals, universities, corporate obligors and corporate credit and liquidity providers) and obligations limited to specific revenue pledges (such as sewer authority bonds), the creditworthiness of these obligors may be partly dependent on the creditworthiness of Pennsylvania or its municipal authorities.

                           ADDITIONAL TAX INFORMATION

         The following is a general summary of certain tax considerations affecting each fund and its shareholders. Investors are urged to consult their own tax advisers for more detailed information regarding any federal, state or local taxes that may apply to them.

General

         For federal tax purposes, each fund is treated as a separate corporation. Each fund intends to continue to qualify for treatment as a RIC under the Code, so that it will be relieved of federal income tax on that part of its investment company taxable income (generally, taxable net investment income and the excess of net short-term capital gain over net long-term capital loss, if any, all determined without regard to any deduction for dividends paid) and net capital gain (i.e., the excess of net long-term capital gain over net short-term capital loss) that it distributes to its shareholders. If a fund so qualifies and, at the close of each quarter of its taxable year, at least 50% of the value of its total assets consists of certain obligations the interest on which is excludable from gross income under section 103(a) of the Code, that fund may pay "exempt-interest" dividends to its shareholders. Those dividends constitute the portion of the aggregate dividends (excluding capital gain distributions), as designated by the fund, equal to the excess of the fund's excludable interest over certain amounts disallowed as deductions. Exempt-interest dividends are excludable from a shareholder's gross income; however, the amount of those dividends must be reported on the recipient's federal income tax return.


         To continue to qualify for treatment as a RIC under the Code, each fund must distribute annually to its shareholders at least 90% of the sum of its net interest income excludable from gross income under section 103(a) of the Code plus its investment company taxable income ("Distribution Requirement") and must meet several additional requirements. For each fund, these requirements include the following: (1) the fund must derive at least 90% of its gross income each taxable year from dividends, interest, payments with respect to securities loans and gains from the sale or other disposition of securities, or other income (including gains from options and futures contracts) derived with respect to its business of investing in securities ("Income Requirement"); (2) at the close of each quarter of the fund's taxable year, at least 50% of the value of its total assets must be represented by cash and cash items, U.S. Government securities, securities of other RICs and other securities, with those other securities limited, in respect of any one issuer, to an amount that does not exceed 5% of the value of the fund's total assets and that does not represent more than 10% of the issuers outstanding voting securites; and (3) at the close of each quarter of the fund's taxable year, not more than 25% of the value of its total assets may be invested in the securities (other than U.S. Government securities or the securities of other RICs) of any one issuer or the securities (other than the securities of other RICs) or two or more issuers the fund controls that are determined to be engaged in the same, similar or related trades or businesses.

         By qualifying for treatment as a RIC, a fund (but not its shareholders) will be relieved of federal income tax on the part of its investment company taxable income, if any, and net capital gain that it distributes to its shareholders. If any fund failed to qualify for that treatment for any taxable year, (1) it would be taxed at corporate rates on the full amount of its taxable income for that year without being able to deduct the distributions it makes to its shareholders and (2) the shareholders would treat all those distributions, including distributions of net capital gain and distributions that otherwise would be "exempt-interest dividends," as dividends (taxable as ordinary income, except that for individual shareholders, the part of the those distributions, if any, that is "qualified dividend income" (as described in the Prospectus) would be taxable at the rate for net capital gain - a maximum of 15%) to the extent of the fund's earnings and profits. In addition, the fund could be required to recognize unrealized gains, pay substantial taxes and interest and make substantial distributions before requalifying for RIC treatment.


         If and to the extent a fund receives interest on certain PABs, a proportionate part of the exempt-interest dividends it pays will be treated as a Tax Preference Item. In addition, exempt-interest dividends a corporate shareholder receives may be indirectly subject to the federal alternative minimum tax without regard to whether the distributing fund's tax-exempt interest is attributable to PABs.

         Interest on indebtedness a shareholder incurs or continues to purchase or carry fund shares generally is not deductible. Persons who are "substantial users" (or related persons) of facilities financed by PABs should consult their tax advisers before purchasing shares of a fund because, for users of certain of these facilities, the interest on those bonds is not exempt from federal income tax. For these purposes, a "substantial user" includes a non-exempt person who regularly uses in trade or business a part of a facility financed from the proceeds of PABs.

         Up to 85% of social security and railroad settlement benefits may be included in taxable income for recipients whose adjusted gross income (including income from tax-exempt sources such as a fund) plus 50% of their benefits exceeds certain base amounts. Exempt-interest dividends from a fund still are tax-exempt to the extent described above; they are only included in the calculation of whether a recipient's income exceeds the established amounts.

         If fund shares are sold at a loss after being held for six months or less, the loss will be disallowed to the extent of any exempt-interest dividends received with respect to those shares, and any portion of the loss that is not disallowed will be treated as long-term, instead of short-term, capital loss to the extent of any capital gain distributions received with respect thereto.


         To the extent a fund's dividends are derived from taxable income from temporary investments, from net short-term capital gain or from the use of certain investment techniques, they are taxable to its shareholders as ordinary income (whether paid in cash or reinvested in fund shares) to the extent of its earnings and profits. No portion of those dividends will qualify for the corporate dividends-received deduction or the 15% maximum rate of federal income tax applicable to dividends that individual taxpayers receive through 2010. Distributions derived from net capital gain, if any, are taxable to shareholders as long-term capital gain regardless of the length of time they have held their fund shares (and irrespective of whether those distributions are paid in cash or reinvested in fund shares). The maximum tax rate applicable to a noncorporate taxpayer's net capital gain recognized on sales or exchanges through December

31, 2010, of capital assets held for more than one year is 15%. In the case of a RIC such as a fund, the relevant holding period is determined by how long the fund has held the portfolio security on which the gain was realized, not by how long you have held your fund shares.


         A redemption of fund shares may result in taxable gain or loss to the redeeming shareholder, depending on whether the redemption proceeds are more or less than the shareholder's adjusted basis in the redeemed shares (which normally includes any sales charge paid). An exchange of shares of any fund for shares of any other Legg Mason fund generally will have similar tax consequences. However, special tax rules apply if (1) a shareholder disposes of fund shares through a redemption or exchange within 90 days after the shareholder acquired the shares and (2) the shareholder subsequently acquires shares of that fund or of another Legg Mason fund without the imposition of a sales charge that otherwise would have been imposed except for the reinstatement privilege or exchange privilege. In these cases, any sales charge that was imposed on the purchase of the original shares will not be taken into account in determining the amount of gain or loss on the redemption or exchange - the tax effect of that charge will instead be deferred by being treated as having been incurred in connection with the newly acquired shares. In addition, if fund shares are purchased within 30 days before or after redeeming, at a loss, other shares of the same fund (regardless of class), all or part of that loss will not be deductible and instead will increase the basis of the newly purchased shares.

         Each fund will be subject to a nondeductible 4% excise tax to the extent it fails to distribute by the end of any calendar year substantially all of its ordinary (taxable) income for that year and capital gain net income for the one-year period ending on October 31 of that year, plus certain other amounts. For this and other purposes, dividends and capital gain distributions a fund declares in December of any year that are payable to shareholders of record on a date in that month will be deemed to have been paid by the fund and received by the shareholders on December 31 if the fund pays the distributions during the following January. Accordingly, those distributions will be reportable by shareholders for the year in which that December 31 falls.

         A fund may purchase zero coupon or other municipal obligations issued with original issue discount. As a holder of those securities, a fund must take into account for purposes of the Income Requirement the original issue discount that accrues thereon during the taxable year, even if the fund receives no corresponding payment on the securities during the year. Because each fund annually must distribute substantially all of its income, including accrued original issue discount (even if that discount is tax-exempt), to satisfy the Distribution Requirement, a fund may be required in a particular year to distribute as a dividend an amount that is greater than the total amount of cash it actually receives. Those distributions will be made from a fund's cash assets or from the proceeds of sales of portfolio securities, if necessary. A fund may realize capital gains or losses from those dispositions, which would increase or decrease its investment company taxable income and/or net capital gain.

Hedging Instruments

         The use of hedging strategies, such as writing (selling) and purchasing options and futures contracts, involves complex rules that will determine for income tax purposes the amount, character and timing of recognition of the gains and losses a fund realizes in connection therewith. Gains from options and futures contracts a fund derives with respect to its business of investing in securities will be taxable and will be treated as qualifying income under the Income Requirement.

Maryland Taxes

         Distributions paid by Maryland Tax-Free to Maryland residents attributable to interest received or capital gains recognized by the fund on Maryland municipal obligations are exempt from Maryland state and local income taxes. Distributions attributable to interest received or capital gains recognized by the fund on certain obligations of the United States or an authority, commission, instrumentality, possession or territory of the United States (including the government of Puerto Rico) also are exempt from Maryland state and local income taxes. Distributions attributable to the fund's other income or gains generally are subject to these taxes.


         Interest on indebtedness incurred by a shareholder to purchase or carry fund shares generally is not deductible for purposes of either Maryland state or local income tax. Fund shares held by an individual are not subject to the Maryland personal property tax.


         In the case of individuals, Maryland imposes an income tax on Tax Preference Items. Interest paid on certain PABs is a Tax Preference Item. Accordingly if the fund holds such bonds, 50% of the interest thereon in excess of a threshold amount is subject to Maryland state and local tax.

         Dividends derived from interest on Maryland municipal obligations generally will not be exempt from taxation under the laws of states other than Maryland.

Pennsylvania Taxes


         Provided that Pennsylvania Tax-Free qualifies as a "regulated investment company" under the Code:

         Individual shareholders of Pennsylvania Tax-Free who are otherwise subject to the Pennsylvania personal income tax will not be subject to that tax on distributions by Pennsylvania Tax-Free that are attributable to interest on Pennsylvania municipal obligations or obligations issued by the federal government and certain federal agencies, instrumentalities and territories (including the government of Puerto Rico). Distributions attributable to most other sources, including capital gains, generally will not be exempt from Pennsylvania personal income tax.

         Shares that are held by individual shareholders who are Pennsylvania residents will be exempt from the Pennsylvania county personal property tax to the extent that Pennsylvania Tax-Free's portfolio consists of Pennsylvania municipal obligations or direct obligations of the United States on the annual assessment date. Nonresidents of Pennsylvania and corporations are not subject to this tax. Shareholders should consult their own tax advisors as to the application of this tax.

         For shareholders who are residents of the City of Philadelphia, distributions of interest derived from Pennsylvania municipal obligations or direct obligations of the United States government are not taxable for purposes of the Philadelphia School District Investment Net Income Tax, provided that Pennsylvania Tax-Free reports to its shareholders the percentage of Pennsylvania municipal obligations and federal obligations held by it for the year. Pennsylvania Tax-Free will report such percentage to its shareholders. Shareholders should consult their individual tax advisors as to the application of this tax.

         Distributions from Pennsylvania Tax-Free of interest attributable to Pennsylvania municipal obligations or obligations issued by the United States government and certain federal agencies, instrumentalities and territories (including the government of Puerto Rico) are not subject to the Pennsylvania Corporate Net Income Tax. To support any claim for exemption, the taxpayer must submit evidence that the income was received from a regulated investment company and submit a schedule indicating the percentage of income applicable to exempt and non-exempt assets. However, capital gains realized on the sale of shares that are attributable to Pennsylvania municipal obligations or obligations issued by the federal government, its agencies, instrumentalities and territories will be subject to such tax. The Pennsylvania Department of Revenue also takes the position that, for purposes of the Pennsylvania capital stock and franchise tax, corporate shareholders will be entitled to a pass-through exemption in computing the exempt single-asset fraction. Specifically, an investment in Pennsylvania Tax-Free will be granted an exemption in the same percentage as the deduction allowed from taxable income, on a pass-through basis for purposes of the corporate net income tax.


         Dividends derived from interest on Pennsylvania municipal obligations generally will not be exempt from taxation under the laws of states other than Pennsylvania.

Other State and Local Income Taxes

         The exemption of certain interest income for federal income tax purposes does not necessarily result in exemption thereof under the income or other tax laws of any state or local taxing authority. A shareholder may be exempt from state and local income taxes on dividends attributable to interest income derived from obligations of the state, and municipalities or other localities therein, in which he or she is a resident but generally will be taxed on dividends attributable to interest income derived from obligations of other jurisdictions. Shareholders receive notification annually of the portion of each fund's tax-exempt income attributable to each state. Shareholders should consult their tax advisers about the tax status in their own states and localities of distributions from each fund.

                 ADDITIONAL PURCHASE AND REDEMPTION INFORMATION

         If your check to purchase shares is not honored by the institution on which it is drawn, you may be subject to extra charges in order to cover collection costs. These charges may be deducted from your shareholder account.

Future First(R) Systematic Investment Plan


         The Future First(R) Systematic Investment Plan ("Future First") and transfer of funds from financial institutions are services available to those Primary Class shareholders who own shares directly with the funds. You should contact your financial adviser to determine if it offers similar services.

         The Prospectus explains that you may buy additional Primary Class shares through Future First. Under this plan, you may arrange for automatic monthly investments in Primary Class shares of $50 or more by authorizing Boston Financial Data Services ("BFDS"), each fund's transfer agent, to transfer funds each month from your checking/savings account, or another Legg Mason fund to be used to buy additional shares. The appropriate fund will send you an account statement monthly. The transfer will also be reflected on your regular checking account statement. You may terminate Future First at any time without charge or penalty.

Systematic Withdrawal Plan

          The Systematic Withdrawal Plan is available to those shareholders who own shares directly with the funds. You should contact your financial adviser to determine if it offers a similar service.

          All Legg Mason funds are eligible for the Systematic Withdrawal Plan. Any account with a net asset value of $5,000 or more may elect to make withdrawals of a minimum of $50 on a monthly basis. The amounts paid to you each month are obtained by redeeming sufficient shares from your account to provide the withdrawal amount that you have specified. There are two ways to receive payment of proceeds of redemptions made through the Systematic Withdrawal Plan:
(1) Check mailed by the funds' transfer agent - fund shares will be redeemed on the 25th of each month or the next business day and a check for the proceeds will be mailed within three business days; or (2) ACH to checking or savings account - redemptions of fund shares may occur on any business day of the month and the checking or savings account will be credited with the proceeds in approximately two business days. Redemptions will be made at the net asset value per share determined as of the close of regular trading on the Exchange (normally 4:00 p.m., Eastern time) on the day corresponding to the redemption option designated by the investor. If the Exchange is not open for business on that day, the shares will be redeemed at the per share net asset value determined as of the close of regular trading on the Exchange on the next day the Exchange is open. If the redemption option designated is the last day of the month and the Exchange is not open for business on that day, the shares will be redeemed at the per share net asset value determined as of the previous day the Exchange was open. You may change the monthly amount to be paid to you without charge by notifying the fund. You may terminate the Systematic Withdrawal Plan at any time, without charge or penalty, by contacting the appropriate fund. Each fund, its transfer agent, and LMIS also reserve the right to modify or terminate the Systematic Withdrawal Plan at any time. Each fund, its transfer agent and LMIS will not be held liable for any delay in the distribution of payments made through the Systematic Withdrawal Plan.


          Withdrawal payments are treated as a sale of shares rather than as a dividend or other distribution. These payments are taxable to the extent that the total amount of the payments exceeds the tax basis of the shares sold. If the periodic withdrawals exceed reinvested dividends and other distributions, the amount of your original investment may be correspondingly reduced.


          Ordinarily, you should not purchase additional shares of the fund in which you have an account if you maintain a Systematic Withdrawal Plan, because there are tax disadvantages associated with such purchases and withdrawals. No fund will knowingly accept purchase orders from you for additional shares if you maintain a Systematic Withdrawal Plan unless your purchase is equal to at least one year's scheduled withdrawals. In addition, if you maintain a Systematic Withdrawal Plan you may not make periodic investments under Future First.


Other Information Regarding Redemptions

         Each fund reserves the right to modify or terminate the wire, telephone or Internet redemption services, as applicable to that fund, described in the Prospectus and this SAI at any time.


         The date of a payment for redemption may not be postponed for more than seven days, and the right of redemption may not be suspended by a fund or its distributor, except (i) for any periods during which the Exchange is closed (other than for customary weekend and holiday closings), (ii) when trading in markets a fund normally utilizes is restricted, or an emergency, as defined by rules and regulations of the SEC, exists, making disposal of that fund's investments or determination of its net asset value not reasonably practicable, or (iii) for such other periods as the SEC by regulation or order may permit for protection of a fund's shareholders. In the case of any such suspension, you may either withdraw your request for redemption or receive payment based upon the net asset value next determined after the suspension is lifted.


         Clients of certain institutions that maintain omnibus accounts with the funds' transfer agent may obtain shares through those institutions. Such institutions may receive payments from the fund's distributor for account servicing, and may receive payments from their clients for other services performed. Investors may be able to purchase shares from LMIS without receiving or paying for such other services.

Redemption In-Kind


         Each fund reserves the right under certain conditions to honor any request for redemption, or combination of requests from the same shareholder in any 90-day period, totaling $250,000 or 1% of the net assets of the fund, whichever is less, by making payment in whole or in part in the form of securities valued in the same way as they would be valued for purposes of computing each fund's net asset value per share. Any such redemption payments shall be made with portfolio securities that are readily marketable. Because redemption in-kind may be used at times of unusual illiquidity in the markets, these valuation methods may include fair value estimations. If payment is made in securities, a shareholder generally will incur brokerage expenses in converting those securities into cash and will be subject to fluctuation in the market price of those securities until they are sold. The funds do not redeem in-kind under normal circumstances, but would do so where the adviser determines that it would be in the best interests of the shareholders as a whole. A redemption in-kind may be considered the sale of securities by a fund to the party receiving the securities (except for tax purposes). Redemptions in-kind will not be done with LMIS or other affiliated persons of the fund except as permitted by SEC rules or orders, or other interpretive guidance from regulators.

Transferring Legg Mason Fund Shares to Another Securities Dealer or Other Financial Intermediary

          You may transfer fund shares only to another securities dealer or other financial intermediary that has entered into an agreement with the distributor or one of its affiliates with respect to the particular fund. Some dealers and intermediaries may have agreements with LMIS or one of its affiliates with respect to some funds and not others. Depending on the dealer or intermediary to which you transfer the shares, certain shareholder services may not be available for the transferred shares. After the transfer, you may purchase additional fund shares. All future trading of particular fund shares, including exchanges, is subject to the rules of the dealer or intermediary and its continued agreement with the distributor that permits such trading.

         You should contact your securities dealer, financial intermediary or the fund for further information on transferring fund shares.



                            VALUATION OF FUND SHARES

         Net asset value of a fund's shares is determined daily as of the close of regular trading on the Exchange, on every day that the Exchange is open, by dividing the value of the fund's total assets, less liabilities, by the number of shares outstanding. Pricing will not be done on days when the Exchange is closed. The Exchange currently observes the following holidays: New Year's Day, Martin Luther King, Jr. Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day. When market quotations are readily available, portfolio securities are valued based upon market quotations, provided such quotations adequately reflect, in the adviser's judgment, the fair value of the security. Pursuant to SEC staff positions, market quotations are not "readily available" unless the fund reasonably believes it could obtain that price upon a current sale of the security. Pursuant to policies adopted by the Board of Trustees, the funds may use fair value pricing instead of market quotations to value securities if, because of special circumstances, a fund believes fair value pricing would more accurately reflect the price it expects to realize on a current sale of the securities.

         For valuation purposes, the market quotation shall be the last available bid price for a comparable position. Where such market quotations are not readily available, securities are valued based upon appraisals received from an independent pricing service using a computerized matrix system or based upon appraisals derived from information concerning the security or similar securities received from recognized dealers in those securities. The methods used by the pricing service and the quality of the valuations so established are reviewed by the adviser under the general supervision of the Board of Trustees. All other assets are valued at fair value as determined in good faith under procedures approved by the Trust's Board of Trustees. Premiums received on the sale of put and call options are included in each fund's net asset value, and the current market value of options sold by a fund will be subtracted from its net assets.

Disclosure of Portfolio Holdings


         The Board of Trustees has adopted the following policy with respect to the disclosure of each fund's portfolio holdings. The Board of Trustees believes the policy is in the best interests of the funds and their shareholders and that it strikes an appropriate balance between the desire of investors for information about the funds' portfolio holdings and the need to protect the funds from potentially harmful disclosures. The extent of these disclosures and when they will be made was reviewed and approved by the Board of Trustees upon the recommendations of the funds' investment adviser. The Board of Trustees will be provided with reports regarding any determinations made by the Chief Legal Officer pursuant to the policy and any other material issues arising under the policy and can exercise oversight over the operation of the policy.


         Policy. Except as described below, no portfolio holdings information of a fund shall be provided to any individual, investor, or other person or entity unless specifically authorized by the Chief Legal Officer or a person authorized by the Chief Legal Officer.


         Public Disclosure of Portfolio Holdings. Each fund distributes complete portfolio holdings information to its shareholders through semi-annual and annual reports first mailed to shareholders within sixty days after period ends. Such semi-annual and annual reports are also made available to the public through postings at the same time on the Legg Mason Funds' website at www.leggmasonfunds.com. Additionally, complete portfolio holdings information is filed with the SEC on Form N-Q for the first and third quarters of the Trust's fiscal year. Each of the Trust's reports and its Form N-Q filings are available at the website of the SEC at www.sec.gov.


         Complete portfolio holdings information as of quarter-end may be disclosed no sooner than the last business day of the month following such quarter-end, provided that such information has been made available to the public through postings on the Legg Mason Funds' website at least one day previously.


         Partial information concerning each fund's portfolio holdings (such as top ten holdings) may be provided to shareholders and other persons in fact sheets and other formats on a monthly or quarterly basis no sooner than 11 business days after quarter or month end, provided that such information has been made available to the public through postings on the Legg Mason Funds' website at least one day previously.

         Complete or partial portfolio holdings information may be included in responses to Requests for Proposal, Pitch Books or similar marketing materials, provided that such information is based only on the latest portfolio holdings information publicly available in accordance with the funds' policy.


         Non-Public Dissemination of Portfolio Holdings Information. From time to time, portfolio holdings that are not publicly available may be required by third parties in order to perform various services for the fund. Such entities may be provided with information more current than the latest publicly-available portfolio holdings only if the Chief Legal Officer determines that 1) more current information is necessary in order for the third party to complete its task, 2) the fund has a legitimate need for disclosing the information, and 3) the third party has agreed in writing (or is otherwise required by virtue of a written code of ethics, professional responsibility, governmental or SRO rules or fiduciary duty) to keep the information confidential, to use it only for the agreed-upon purpose(s), and not to trade securities on the basis of the information. No consideration may be received by any party for providing non-public portfolio holdings information to any third party, except consideration received by each fund in connection with the services being provided to it by the third party which receives the non-public information. The adviser and its affiliates shall not be deemed to have received consideration solely by the fact that services provided to each fund may result in sales of fund shares.

         At the present time the fund has ongoing arrangements with the following parties to provide them with non-public portfolio holdings information:

     Service Providers:

     State Street Bank and Trust Company - Information is provided daily with no time lag.

     PricewaterhouseCoopers LLP - Information is provided as needed with no time lag.

     Kirkpatrick & Lockhart Nicholson Graham LLP - Information is provided with Board of Trustees materials approximately four to six weeks after quarter-end and may be provided at other times as needed with no time lag.

     Other Third Parties:

     Lipper Analytical Services Corporation - Information is provided quarterly with a time lag of five business days.

     Charles River - Information is provided as needed with no time lag.

         In all cases, the party receiving the information has agreed in writing (or is otherwise required by virtue of a written code of ethics, professional responsibility, governmental or SRO rules or fiduciary duty) to keep the information confidential, to use it only for the agreed-upon purpose(s) and not trade securities on the basis of such information.


         Additionally, each fund may occasionally reveal certain of its current portfolio holdings information to broker-dealers in connection with that broker-dealer executing securities transactions on behalf of the fund. In such a case, a fund does not enter into a formal confidentiality agreement with the broker-dealer but relies on the broker-dealer's obligations based on statutes, rules, and fiduciary obligations, not to trade based on the information or otherwise use it improperly. The fund would not continue to conduct business with a broker-dealer whom the adviser believed was misusing the disclosed information.

         The Board of Trustees, officers, and certain LMIS employees, including funds accounting, legal, compliance, marketing, administrative personnel and members of certain LMIS committees or groups, have access to each fund's portfolio holdings information prior to the time it is made public. All such persons are subject to a Code of Ethics that requires that portfolio holdings information be kept confidential and that they not trade securities on the basis of such information.


         Each fund may also provide certain information (other than complete portfolio holdings) as set forth in paragraphs 1 and 2 below that is related to each fund's portfolio holdings or derived from each fund's portfolio holdings to individual and institutional shareholders, prospective shareholders, intermediaries working on behalf of these persons (including consultants and fiduciaries of 401(k) plans), and the media even if the information has not been made publicly available on the Legg Mason Funds' website or in other published form, so long as the Chief Legal Officer determines that the fund has a legitimate business purpose for disclosing the information and the dissemination cannot reasonably give the recipient an advantage in trading fund shares or in any other way harm the fund or its shareholders.

1. A small number of portfolio holdings (including information that a fund no longer holds a particular security). However, information about a security may not be released if it could reasonably be seen to interfere with the current or future purchase or sale activities of the fund or is contrary to applicable law. In this respect, information about intended or ongoing transactions may not be released. However, such disclosure may not be made pursuant to ongoing arrangements with third parties to make such information available.


2. General information about the portfolio holdings that cannot be used to determine the fund's portfolio holdings or any portion thereof. This would include such characteristics of the fund as portfolio volatility, median capitalization, percentages of international and domestic securities, sector allocations, yields, performance attribution, types of bonds, term structure exposure, bond maturities, and duration.


The Chief Legal Officer may authorize another person to make the determinations required under this policy. If consistent with the best interests of the fund and its shareholders, such determinations (whether made by the Chief Legal Officer or his/her designee) do not necessarily need to be made each time the information is disclosed. For example, such determinations may be made with respect to general categories or information or a particular type of information disclosed to a particular third party or category of third party.

                             MANAGEMENT OF THE FUNDS


         Under applicable law, the Board of Trustees is responsible for management of the Trust and provides broad supervision over its affairs. The Trust's officers manage the day-to-day operations of the Trust under the general direction of the Board of Trustees.


         The standing committees of the Board of Trustees include an Audit Committee, a Nominating Committee and an Independent Trustees Committee. All trustees who are not "interested persons" of the Trust, as defined in the 1940 Act, are members of all three committees.

         The Audit Committee meets at least twice a year with the Trust's independent registered public accounting firm and officers to consider issues relating to the accounting principles used by the Trust, the auditor's assessment of the adequacy of internal controls, the qualifications and fees of the independent registered public accounting firm, the scope of the audit services and any permissible non-audit services for which they are retained, the results of the audit and other matters. The Nominating Committee meets as necessary to review and nominate candidates for positions as trustees, to fill vacancies on the Board of Trustees, and to evaluate the performance of trustees. The selection and nomination of candidates to serve as independent trustees to the Trust is committed to the discretion of the Trust's current trustees who are not interested persons of the Corporation ("Independent Trustees"). The Independent Trustees Committee considers matters related to fund operations and oversees issues related to the independent trustees. During the last fiscal year, the Audit Committee met three times, the Nominating Committee did not meet and the Independent Trustees Committee met four times.

         The tables below provide information about the Trust's trustees and officers, including biographical information about their business experience and information about their relationships with Legg Mason, Inc. and its affiliates. The mailing address of each trustee and officer is 100 Light Street, 23rd Floor, Baltimore, Maryland 21202, Attn: Fund Secretary. The Nominating Committee will accept recommendations for nominations from any source it deems appropriate. Shareholders may forward recommendations to the Fund Secretary at the above address.



INDEPENDENT TRUSTEES:


                              Term of        Number of
                             Office and      Funds in
       Name, (Year           Length of     Fund Complex        Other
 of Birth) and Position     Time Served      Overseen      Directorships            Principal Occupation(s)
       with Trust               (1)                             Held               During the Past Five Years
       ----------               ---         -----------         ----               --------------------------

Hearn, Ruby P.               Since 2004      Director/          None        Senior Vice President Emerita of The
(1940)                                      Trustee of                      Robert Wood Johnson Foundation
Trustee                                      all Legg                       (non-profit) since 2001. Formerly:
                                            Mason funds                     Senior Vice President of The Robert
                                            consisting                      Wood Johnson Foundation (1996-2001).
                                               of 20
                                            portfolios.

                                                30


Lehman, Arnold L.            Since 1990      Director/          None        Director of The Brooklyn Museum of Art
(1944)                                      Trustee of                      since 1997; Trustee of American
Lead Independent Trustee                     all Legg                       Federation of Arts since 1998.
                                            Mason funds                     Formerly: Director of The Baltimore
                                            consisting                      Museum of Art (1979-1997).
                                               of 20
                                            portfolios.


Masters, Robin J.W.          Since 2002      Director/    Chairman of the   Retired.  Director of Bermuda SMARTRISK
(1955)                                      Trustee of        Board of      (non-profit) since 2001.  Formerly:
Trustee                                      all Legg       Directors of    Chief Investment Officer of ACE Limited
                                            Mason funds     Cap-a-Laige     (insurance) (1986-2000).
                                            consisting          Ltd.
                                               of 20        (management
                                            portfolios.      company for
                                                             charitable
                                                              trust);
                                                            Director of
                                                           Cheyne Capital
                                                           International
                                                              Limited
                                                            (investment
                                                          advisory firm);
                                                            Director of
                                                          Cheyne Property
                                                              Holdings
                                                           Limited (real
                                                              estate).

McGovern, Jill E.            Since 1990      Director/          None        Chief Executive Officer of The Marrow
(1944)                                      Trustee of                      Foundation (non-profit) since 1993.
Trustee                                      all Legg                       Formerly: Executive Director of the
                                            Mason funds                     Baltimore International Festival (1991
                                            consisting                      - 1993); Senior Assistant to the
                                               of 20                        President of The Johns Hopkins
                                            portfolios.                     University (1986-1990).

                                                31


Mehlman, Arthur S.           Since 2002      Director/      Director of     Retired.  Formerly:  Partner, KPMG LLP
(1942)                                      Trustee of       Municipal      (international accounting firm)
Trustee                                      all Legg        Mortgage &     (1972-2002).
                                            Mason funds     Equity, LLC.
                                            consisting
                                               of 20
                                            portfolios;
                                           Director/Trustee
                                           of the Royce
                                             Family of
                                               Funds
                                            consisting
                                               of 23
                                            portfolios.


O'Brien, G. Peter            Since 1999      Director/      Director of     Retired. Trustee Emeritus of Colgate
(1945)                                      Trustee of       Technology     University; Board Member, Hill House,
Trustee                                      all Legg        Investment     Inc. (residential home care).
                                            Mason funds    Capital Corp.    Formerly: Managing Director, Equity
                                            consisting                      Capital Markets Group of Merrill Lynch
                                               of 20                        & Co. (1971-1999).
                                            portfolios;
                                           Director/Trustee
                                           of the Royce
                                             Family of
                                               Funds
                                            consisting
                                               of 23
                                            portfolios.


Rowan, S. Ford               Since 2002      Director/          None        Consultant, Rowan & Blewitt Inc.
(1943)                                      Trustee of                      (management consulting); Chairman,
Trustee                                      all Legg                       National Center for Critical Incident
                                            Mason funds                     Analysis, National Defense University,
                                            consisting                      since 2004; Director of Santa Fe
                                               of 20                        Institute (scientific research
                                            portfolios.                     institute) since 1999.


Tarola, Robert M.            Since 2004      Director/          None        Senior Vice President and Chief
(1950)                                      Trustee of                      Financial Officer of W. R. Grace & Co.
Trustee                                      all Legg                       (specialty chemicals) since 1999.
                                            Mason funds                     Formerly: Chief Financial Officer of
                                            consisting                      MedStar Health, Inc. (healthcare)
                                               of 20                        (1996-1999); Partner, Price Waterhouse,
                                            portfolios.                     LLP (accounting and auditing) (1984-1996).

                                                32



INTERESTED TRUSTEES:


                              Term of        Number of
                             Office and      Funds in
       Name, (Year           Length of     Fund Complex        Other
 of Birth) and Position     Time Served      Overseen      Directorships            Principal Occupation(s)
       with Trust               (1)                             Held               During the Past Five Years
       ----------               ---         -----------         ----               --------------------------

Curley Jr., John F.          Since 1990     Chairman and         None        Chairman of the Board of all Legg Mason
(1939)                                       Director/                       Funds.  Formerly:  Vice Chairman and
Chairman and Trustee                         Trustee of                      Director of Legg Mason, Inc. and Legg Mason
                                              all Legg                       Wood Walker, Incorporated (1982-1998);
                                            Mason funds                      Director of Legg Mason Fund Adviser, Inc.
                                           consisting of                     (1982-1998) and Western Asset Management
                                           20 portfolios.                    Company (1986-1998) (each a registered
                                                                             investment adviser).


Fetting, Mark R.             President     President and         None        Senior Executive Vice President of Legg
(1954)                      since 2001;      Director/                       Mason, Inc., Director and/or officer of
President and Trustee       and Trustee      Trustee of                      various Legg Mason, Inc. affiliates since
                             since 2002       all Legg                       2000.  Formerly: Division President and
                                            Mason funds                      Senior Officer of Prudential Financial
                                           consisting of                     Group, Inc. and related companies, including
                                                 20                          fund boards and consulting services to
                                            portfolios;                      subsidiary companies (1991-2000); Partner,
                                           Director/Trustee                  Greenwich Associates; Vice President, T.
                                            of the Royce                     Rowe Price Group, Inc.
                                             Family of
                                               Funds
                                            consisting of
                                           23 portfolios.

                                                33


EXECUTIVE OFFICERS:

                              Term of        Number of
                             Office and      Funds in
       Name, (Year           Length of     Fund Complex        Other
 of Birth) and Position     Time Served      Overseen      Directorships            Principal Occupation(s)
       with Trust               (1)                             Held               During the Past Five Years
       ----------               ---         -----------         ----               --------------------------

Karpinski, Marie K.          Since 1990         Vice             None         Vice President and Chief Financial
(1949)                                     President and                      Officer of all Legg Mason Funds.  Vice
Vice President and Chief                       Chief                          President and Treasurer of Legg Mason
Financial Officer                            Financial                        Fund Adviser, Inc. Vice President and
                                             Officer of                       Principal Financial and Accounting
                                              all Legg                        Officer of Western Asset Funds, Inc.,
                                            Mason funds                       Western Asset Income Fund, Western
                                           consisting of                      Asset Premier Bond Fund; Treasurer and
                                           20 portfolios.                     Principal Financial and Accounting
                                                                              Officer of Western Asset/Claymore U.S.
                                                                              Treasury Inflation Protected
                                                                              Securities Fund (2003-present), and
                                                                              Western Asset/Claymore U.S. Treasury
                                                                              Inflation Protected Securities Fund 2
                                                                              (2004-present).

Merz, Gregory T.             Since 2003         Vice             None         Vice President and Deputy General
(1958)                                     President and                      Counsel of Legg Mason, Inc. since
Vice President and Chief                    Chief Legal                       2003. Formerly: Associate General
Legal Officer                                Officer of                       Counsel, Fidelity Investments
                                              all Legg                        (1993-2002).
                                            Mason funds
                                           consisting of
                                           20 portfolios.


Olmert, Amy M.               Since 2004         Vice             None         Senior Vice President of Legg Mason,
(1963)                                     President and                      Inc. since 2004.  Chief Compliance
Vice President and Chief                       Chief                          Officer of Western Asset Funds, Inc.,
Compliance Officer                           Compliance                       Western Asset Income Fund, Western
                                             Officer of                       Asset Premier Bond Fund, Western
                                              all Legg                        Asset/Claymore U.S. Treasury Inflation
                                            Mason funds                       Protected Securities Fund, and Western
                                           consisting of                      Asset/Claymore U.S. Treasury Inflation
                                           20 portfolios.                     Protected Securities Fund 2 since
                                                                              2004. Formerly: Managing Director, Deutsche
                                                                              Asset Management (1997-2004).

Wachterman, Richard M.       Since 2004     Secretary of         None         Associate General Counsel of Legg
(1947)                                        all Legg                        Mason, Inc. since 2004. Formerly:
Secretary                                   Mason funds                       Managing Director, Victory Capital
                                           consisting of                      Management, Inc. (investment
                                           20 portfolios.                     management) (1993-2003).

Morris, Erin K.              Since 2006     Treasurer of         None         Assistant Vice President of Legg Mason
(1966)                                       Legg Mason                       & Co., LLC and Manager, Funds
Treasurer                                   Fixed-Income                      Accounting since 2005. Treasurer of
                                               Funds                          Legg Mason Income Trust, Inc., Western
                                           consisting of                      Asset Income Fund, Western Asset
                                           7 portfolios.                      Funds, Inc., Western Asset Premier
                                                                              Bond Fund (2006-present); Assistant
                                                                              Treasurer Western Asset/Claymore U.S.
                                                                              Treasury Inflation Protected
                                                                              Securities Fund (2003-present) and
                                                                              Western Asset/Claymore U.S. Treasury
                                                                              Inflation Protected Securities Fund 2
                                                                              (2004-present). Formerly: Assistant
                                                                              Vice President of Legg Mason Wood
                                                                              Walker, Incorporated (2002-2005) and
                                                                              Manager, Funds Accounting, Legg Mason
                                                                              Wood Walker, Incorporated (2000-2005).


                                                34


(1) Officers of the Trust are elected annually to serve until their successors are elected and qualified. Trustees of the Trust serve a term of indefinite length until their resignation or removal and stand for re-election by shareholders only as and when required by the 1940 Act.

Mr. Curley and Mr. Fetting are considered to be interested persons, as defined in the 1940 Act, of the Trust on the basis of their employment with the funds' investment adviser or its affiliated entities (including the funds' principal underwriter) and Legg Mason, Inc., the parent holding company of those entities, as well as their ownership of Legg Mason, Inc. stock.

         The following table shows each trustee's ownership of shares of the funds and of all the Legg Mason funds served by the trustee as of December 31, 2005:


                                                                                           Aggregate Dollar Range
                                                                                              of Shares in the
                                                                                              Legg Mason Funds
Name of Trustee                         Dollar Range of Equity Securities in:                Owned by Trustees

INDEPENDENT TRUSTEES:

Ruby P. Hearn                    Maryland Tax-Free                     None                             Over $100,000
                                 Pennsylvania Tax-Free                 None
                                 Tax-Free Intermediate                 None


Arnold L. Lehman                 Maryland Tax-Free                     None                             Over $100,000
                                 Pennsylvania Tax-Free                 None
                                 Tax-Free Intermediate                 None

                                                35


Robin J.W. Masters               Maryland Tax-Free                     None                        $50,001 - $100,000
                                 Pennsylvania Tax-Free                 None
                                 Tax-Free Intermediate                 None


Jill E. McGovern                 Maryland Tax-Free                $10,001-$50,000                       Over $100,000
                                 Pennsylvania Tax-Free                  None
                                 Tax-Free Intermediate            $50,001-$100,000


Arthur S. Mehlman                Maryland Tax-Free                     None                             Over $100,000
                                 Pennsylvania Tax-Free                 None
                                 Tax-Free Intermediate                 None


G. Peter O'Brien                 Maryland Tax-Free                     None                             Over $100,000
                                 Pennsylvania Tax-Free                 None
                                 Tax-Free Intermediate                 None


S. Ford Rowan                    Maryland Tax-Free                     None                             Over $100,000
                                 Pennsylvania Tax-Free                 None
                                 Tax-Free Intermediate                 None


Robert M. Tarola                 Maryland Tax-Free                     None                             Over $100,000
                                 Pennsylvania Tax-Free                 None
                                 Tax-Free Intermediate                 None



INTERESTED TRUSTEES:

John F. Curley Jr.              Maryland Tax-Free                 $10,001-$50,000                       Over $100,000
                                Pennsylvania Tax-Free                  None
                                 Tax-Free Intermediate                 None

Mark R. Fetting                  Maryland Tax-Free                     None                             Over $100,000
                                 Pennsylvania Tax-Free                 None
                                 Tax-Free Intermediate                 None



         The following table provides certain information relating to the compensation of the Trust's trustees. None of the Legg Mason funds has any retirement plan for its trustees. However, each trustee may participate in a deferred compensation plan as discussed below.

       Name of Person           Aggregate Compensation     Total Compensation from Legg   Total Compensation from Fund
        and Position                  from Trust*                  Mason Funds**                    Complex***
       -------------             ---------------------      --------------------------     ----------------------------
INDEPENDENT DIRECTORS:

Hearn, Ruby P. -                     $4,500****                   $75,000                         $75,000
Trustee

Lehman, Arnold L. -                    $5,220                     $85,000                         $85,000
Trustee

Masters, Robin J.W. -                  $4,410                     $73,750                         $73,750
Trustee

McGovern, Jill E. -                  $4,680****                   $77,500                         $77,750
Trustee

Mehlman, Arthur S. -                   $4,860                     $80,000                        $161,600
Trustee

O'Brien, G. Peter -                  $4,680****                   $77,500                        $159,100
Trustee

Rowan, S. Ford -                       $4,500                     $75,000                         $75,000
Trustee

Tarola, Robert M. -                    $4,500                     $75,000                         $75,000
Trustee


INTERESTED DIRECTORS:

Curley, John F., Jr. -
Chairman of the Board and                                           None
Trustee                               None                                                         None

Fetting, Mark R. -                                                  None
Trustee
                                      None                                                         None

* Represents compensation paid to each trustee for the fiscal year ended March 31, 2006.

** Represents aggregate compensation paid to each trustee during the calendar year ended December 31, 2005 from the Legg Mason Funds. During that period there were 12 open-end investment companies in the Legg Mason Funds, consisting of 23 portfolios.

*** Represents aggregate compensation paid to each trustee during the calendar year ended December 31, 2005 from the Fund Complex. The Fund Complex includes the Legg Mason Funds and the 23 portfolios of The Royce Funds.

**** The total  amount  of  deferred  compensation  accrued  by the  Corporation
     (including earnings or depreciation in value of amounts deferred) through the 2005 fiscal year for participating trustees is as follows: Ruby P. Hearn, $7,832; Jill E. McGovern, $16,162; and G. Peter O'Brien, $15,165.

         Officers and trustees who are interested persons of the Trust, as defined in the 1940 Act, receive no salary or fees from the Trust. Effective January 1, 2006, for serving as a director/trustee of all of the Legg Mason mutual funds, each Independent Trustee receives an annual retainer of $75,000 and a fee of $7,500 for each regularly scheduled meeting he or she attends. Individual Trustees may elect to defer all or a portion of their fees through deferred compensation plans. The Lead Independent Trustee receives additional compensation of $18,000 annually. The Chair of the Audit Committee receives additional compensation of $10,000 annually. The Co-Chairs of the Nominating Committee receive additional compensation of $5,000 in any year where the Committee is active. The Independent Trustees review the level of trustee compensation periodically in order to determine if adjustments are appropriate. This review is conducted in consultation with the fund's counsel and independent consultants, as appropriate. Changes in compensation will depend on, among other things, the number, type and size of funds in the complex, market changes in mutual fund director compensation, changes in the operational and regulatory environment, and changes in the oversight role played by the Independent Trustees.

         On June 30, 2006, the trustees and officers of the Trust beneficially owned in the aggregate less than 1% of any class of each fund's outstanding shares.

         On June 30, 2006, no shareholders owned of record or beneficially 5% or more of the outstanding shares of a fund.


                      THE FUNDS' INVESTMENT MANAGER/ADVISER



         Legg Mason Fund Adviser, Inc. ("LMFA"), a Maryland corporation, is located at 100 Light Street, Baltimore, Maryland 21202. LMFA is a wholly owned subsidiary of Legg Mason, Inc. ("Legg Mason"), which also is the parent of LMIS. LMFA serves as the manager for each fund under an Investment Advisory and Management Agreement ("Advisory Agreement") dated June 1, 2000. LMFA is a wholly owned subsidiary of Legg Mason, Inc., a financial services holding company.


         The Advisory Agreement provides that, subject to overall direction by the Board of Trustees, LMFA will manage the investment and other affairs of each fund. LMFA is responsible for managing each fund consistent with the 1940 Act, the Code, and the funds' investment objectives and policies described in the funds' Prospectus and this SAI.


         LMFA is obligated to (a) furnish each fund with office space and executive and other personnel necessary for the operations of the fund; (b) supervise all aspects of each fund's operations; (c) bear the expense of certain informational and purchase and redemption services to each fund's shareholders;
(d) arrange, but not pay for, the periodic updating of prospectuses and preparing proxy materials, tax returns and reports to shareholders and state and federal regulatory agencies; and (e) report regularly to the Trust's officers and trustees. In addition, LMFA and its affiliates pay all compensation of trustees and officers of the Trust who are employees of the adviser. Each fund pays all its other expenses, which are not expressly assumed by the adviser. These expenses include, among others, interest expense, taxes, auditing and accounting fees, distribution fees, if any, fees and expenses of the independent trustees of the Trust, brokerage fees and commissions, expenses of preparing prospectuses and of printing and distributing prospectuses annually to existing shareholders, custodian charges, transfer agency fees, legal expenses, insurance expenses, statements of additional information, association membership dues, governmental fees, costs of shareholder meeting and proxy solicitations, expenses of registering and qualifying fund shares for sale under federal and state law, and the expense of reports to shareholders. Each fund also pays the expenses for maintenance of its financial books and records, including computation of the fund's daily net asset value per share and dividends. Each fund is also liable for such nonrecurring expenses as may arise, including litigation to which the fund may be a party. Each fund also may have an obligation to indemnify the trustees and officers of the Trust with respect to litigation.


         Under the Advisory Agreement, the adviser will not be liable for any error of judgment or mistake of law or for any loss suffered by a fund in connection with the performance of the Advisory Agreement, except a loss resulting from a breach of fiduciary duty with respect to the receipt of compensation for services or a loss resulting from willful misfeasance, bad faith or gross negligence on its part in the performance of its duties or from reckless disregard by it of its obligations or duties thereunder.

         With respect to each fund, the Advisory Agreement terminates automatically upon assignment. It also is terminable at any time without penalty by vote of the Board of Trustees, by vote of a majority of each fund's outstanding voting securities, or by the adviser, on not less than 60 days' prior notice to the other party to the Agreement and may be terminated immediately upon the mutual written consent of both parties to the Agreement.


         As explained in the Prospectus, the adviser receives for its services a fee, calculated daily and payable monthly, at an annual rate of 0.55% of the average daily net assets of each fund. LMFA currently intends to voluntarily waive fees or reimburse expenses, so that Primary class operating expenses (exclusive of taxes, interest, brokerage and extraordinary expenses) do not exceed an annual rate of 0.70% of average daily net assets attributable to Primary class shares of each fund. These waivers are currently expected to continue until August 1, 2007, but may be terminated at any time.

      For the fiscal years ended March 31, the funds incurred advisory fees of (prior to fees waived):


---------------------------------- ------------ ------------ ------------
                                      2006         2005         2004
---------------------------------- ------------ ------------ ------------
Maryland Tax-Free                  $852,951     $891,067     $928,579
---------------------------------- ------------ ------------ ------------
Pennsylvania Tax-Free              $373,870     $411,216     $436,473
---------------------------------- ------------ ------------ ------------
Tax-Free Intermediate              $374,716     $406,331     $411,817
---------------------------------- ------------ ------------ ------------


         For the fiscal years ended March 31, the following advisory fees were waived:

---------------------------------- ------------ ------------ ------------
                                      2006         2005         2004
---------------------------------- ------------ ------------ ------------
Maryland Tax-Free                   $410,066     $366,888     $413,315
---------------------------------- ------------ ------------ ------------
Pennsylvania Tax-Free               $234,714     $230,300     $247,440
---------------------------------- ------------ ------------ ------------
Tax-Free Intermediate               $246,929     $241,404     $258,307
---------------------------------- ------------ ------------ ------------

         Under the Advisory Agreement, each fund has the non-exclusive right to use the name "Legg Mason" until that Agreement is terminated or until the right is withdrawn in writing by LMFA.

         Pursuant to a Sub-Advisory Agreement between LMFA and Legg Mason Investment Counsel & Trust Company, N.A. ("LMIC") dated June 1, 2000 ("Sub-Advisory Agreement"), LMIC acts as each fund's adviser. LMIC is also a wholly owned subsidiary of Legg Mason, Inc. Under the Sub-Advisory Agreement, LMIC is responsible, subject to the general supervision of LMFA and the Board of Trustees, for the actual management of each fund's assets, including responsibility for making decisions and placing orders to buy, sell or hold a particular security. For LMIC's services to each fund, LMFA (not the funds) pays LMIC a fee, computed daily and payable monthly, at an annual rate of 0.50% of that fund's average daily net assets (net of any waivers or reimbursements by LMFA of its fee).

         For the fiscal years ended March 31, LMFA paid the following fees to LMIC on behalf of the funds:

---------------------------------- ------------ ------------ ------------
                                      2006         2005         2004
---------------------------------- ------------ ------------ ------------
Maryland Tax-Free                  $402,622     $476,526     $468,422
---------------------------------- ------------ ------------ ------------
Pennsylvania Tax-Free              $126,505     $164,469     $171,848
---------------------------------- ------------ ------------ ------------
Tax-Free Intermediate              $116,170     $149,934     $139,555
---------------------------------- ------------ ------------ ------------


         Under the Sub-Advisory Agreement, LMIC will not be liable for an error of judgment or mistake of law or for any loss suffered by the adviser or the funds in connection with the performance of the Sub-Advisory Agreement, except that LMIC may be liable for a loss resulting from a breach of fiduciary duty with respect to the receipt of compensation for services or a loss resulting from willful misfeasance, bad faith or gross negligence on its part in the performance of its duties or from reckless disregard by it of its obligation or duties thereunder.


Portfolio Manager

         Jane Trust, CFA, and Scott Pierce, CFA are co-portfolio managers of the funds primarily responsible for their day-to-day management. The table below provides information regarding other accounts for which Ms. Trust and Mr. Pierce have day-to-day management responsibility.

As of March 31, 2006:

                                                                        Number of Accounts      Assets Managed for
                                  Number of                             Managed for which      which Advisory Fee is
                                   Accounts                              Advisory Fee is         Performance-Based
       Type of Account             Managed      Total Assets Managed    Performance-Based
------------------------------- --------------- --------------------- ----------------------- ------------------------
------------------------------- --------------- --------------------- ----------------------- ------------------------
Registered Investment                 0                  $0                    None                     $0
Companies
Other pooled investment              None                $0                    None                     $0
vehicles
Other accounts                        59            $464 million               None                     $0


         LMIC has not identified any material conflicts of interest arising in the connection with the manger's simultaneous management of the funds' investments and the investments of other accounts managed by the adviser. Due to the nature of the funds' investments in investment grade, tax-free fixed-income securities with wide and liquid markets, the investment opportunities presented can generally be employed in the management of all appropriate accounts. Any potential conflicts are handled in accordance with LMIC's trade allocation policy.


         As compensation for their portfolio management function, each portfolio manager is paid a competitive base salary and each is eligible to receive a discretionary bonus. Each portfolio manager is compensated based on a variety of factors, including contribution to portfolio performance, contribution to the research and investment process, and compliance with regulatory and prospectus requirements. A formula-based scheme directly linking compensation to investment performance as measured against a benchmark is not currently in place nor is one planned. Although some portion of portfolio manager compensation is broadly based on performance, portfolio "performance" is defined generally as meeting shareholder objectives as reflected in the funds' prospectus rather than more narrowly as maximizing total return. Compensation relating to management of the Legg Mason mutual funds and compensation relating to the management of other accounts are based on the same factors and no one type of account figures more heavily in the calculation of compensation.

     As of March 31, 2006, Ms. Trust and Mr. Pierce owned no shares of the funds.

Code of Ethics

         The funds, LMIC, LMFA and LMIS each has adopted a code of ethics under Rule 17j-1 of the 1940 Act, which permits personnel covered by the code to invest in securities that may be purchased or held by a fund, but prohibits fraudulent, deceptive or manipulative conduct in connection with that personal investing. With respect to transactions in Legg Mason funds, personnel covered by the code: must hold fund shares purchased for at least sixty days, unless a specific waiver is granted by the person's employer; and are prohibited from using their knowledge of the portfolio of a Legg Mason fund to engage in any trade or short-term trading strategy involving that fund.

Proxy Voting

         The Legg Mason funds have developed proxy voting procedures whereby, subject to Board of Trustees oversight, the advisers and/or sub-advisers that actually manage the assets of the fund are delegated the responsibility for assessing and voting each fund's proxies in accordance with their own proxy voting policies and procedures. These policies and procedures include specific provisions to determine when a conflict exists between the fund and its adviser or the adviser's affiliates. Copies of the proxy voting policies and procedures are attached as to this SAI Appendix B.

     Information regarding how each fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available without charge through www.leggmason.com/funds/about/aboutlmf.asp or the SEC's Internet site at www.sec.gov.



                      PORTFOLIO TRANSACTIONS AND BROKERAGE


         Under the Advisory Agreement and Sub-Advisory Agreement, LMFA and LMIC are responsible for the execution of portfolio transactions. Corporate, municipal and government debt securities are generally traded on the over-the-counter ("OTC") market on a "net" basis without a stated commission, through dealers acting for their own account and not as brokers. Prices paid to a dealer in debt securities will generally include a "spread," which is the difference between the price at which the dealer is willing to purchase and sell the specific security at the time, and includes the dealer's normal profit. Some portfolio transactions may be executed through brokers acting as agent. In selecting brokers or dealers, the adviser must seek the most favorable price (including the applicable dealer spread or brokerage commission) and execution for such transactions, subject to the possible payment as described below of higher brokerage commissions for agency transactions or spreads (on so-called "riskless principal" transactions) to broker-dealers who provide research and analysis. A fund may not always pay the lowest commission or spread available. Rather, in placing orders on behalf of a fund, the Adviser also takes into account such factors as size of the order, difficulty of execution, efficiency of the executing broker's facilities (including the services described below) and any risk assumed by the executing broker. Furthermore, the lack of a centralized mechanism for reporting bids, offers and transaction prices in fixed-income securities can at times make it difficult for the Adviser to discover the best available price.

         Consistent with the policy of most favorable price and execution, LMIC may give consideration to research, statistical and other services furnished by brokers or dealers to the adviser for its use, may place orders with broker-dealers who provide supplemental investment and market research and securities and economic analysis, and may pay to these brokers a higher brokerage commission than may be charged by other brokers or a higher transaction fee on so-called "riskless principal" trades in certain Nasdaq securities. Such services include, without limitation, advice as to the value of securities; the advisability of investing in, purchasing, or selling securities; advice as to the availability of securities or of purchasers or sellers of securities; and the provision of analyses and reports concerning issuers, industries, securities, economic factors and trends, portfolio strategy and the performance of accounts. Such research and analysis may be useful to LMIC in connection with services to clients other than the funds whose brokerage generated the service. On the other hand, research and analysis received by the Adviser from broker-dealers executing orders for clients other than the funds may be used for the funds' benefit. LMIC's fee is not reduced by reason of their receiving such brokerage and research services.

         Each fund may use brokerage firms affiliated with the funds' investment adviser ("affiliated broker") as its broker for agency transactions in listed and OTC securities at commission rates and under circumstances consistent with the policy of best execution. Commissions paid to affiliated brokers will not exceed "usual and customary brokerage commissions." Rule 17e-1 under the 1940 Act defines "usual and customary" commissions to include amounts which are "reasonable and fair compared to the commission, fee or other remuneration received by other brokers in connection with comparable transactions involving similar securities being purchased or sold on a securities exchange during a comparable period of time." In the OTC market, a fund generally deals with responsible primary market-makers unless a more favorable execution can otherwise be obtained.

         Except as permitted by SEC rules or orders, no fund may buy securities from, or sell securities to, LMIS or its affiliated persons as principal, including so-called "riskless principal" trades. The Board of Trustees has adopted procedures in conformity with Rule 10f-3 under the 1940 Act, whereby a fund may purchase securities that are offered in certain underwritings in which LMIS or any of its affiliated persons is a participant. These procedures, among other things, limit each fund's investment in the amount of securities offered in an underwriting in which LMIS or any of its affiliated persons is a participant so that a fund together with all other registered investment companies having the same investment adviser and all private accounts controlled by the same investment adviser may not purchase more than 25% of the principal amount of the offering of such class. In addition, a fund may not purchase securities during the existence of an underwriting if LMIS is the sole underwriter of those securities or if such purchase is designated as a "group sale" in an underwriting in which LMIS participates. In no case in which a fund purchases securities in an underwriting in which LMIS or any affiliated person is a participant can the fund purchase the securities from LMIS or the affiliated persons.

         Section 11(a) of the Securities Exchange Act of 1934 prohibits LMIS from receiving compensation for executing transactions on an exchange for its affiliates, such as the funds, unless the affiliate expressly consents by written contract. The Advisory Agreement and Sub-Advisory Agreement expressly provide such consent.

         Investment decisions for each fund are made independently from those of other funds and accounts advised by LMIC. However, the same security may be held in the portfolios of more than one fund or account. When two or more accounts simultaneously engage in the purchase or sale of the same security, the prices and amounts will be equitably allocated to each account. In some cases, this procedure may adversely affect the price or quantity of the security available to a particular account. In other cases, however, an account's ability to participate in large-volume transactions may produce better executions and prices.


Portfolio Turnover

         The portfolio turnover rate is computed by dividing the lesser of purchases or sales of securities for the period by the average value of portfolio securities for that period. Short-term securities are excluded from the calculation. Each fund's portfolio turnover rate may vary from year to year, depending on market conditions. A high turnover rate (100% or more) will involve correspondingly greater transaction costs, which will be borne directly by a fund. It may also change the character of capital gains, if any, realized by a fund and would affect dividends paid to shareholders because short-term capital gains are taxable as ordinary income.

         For the fiscal years ended March 31, each fund's portfolio turnover rates were as follows:

-------------------------------- ----------------------- ----------------------
Fund                                      2006                   2005
-------------------------------- ----------------------- ----------------------
-------------------------------- ----------------------- ----------------------
Maryland Tax-Free Income Trust
                                          4.7%                   9.2%
-------------------------------- ----------------------- ----------------------
-------------------------------- ----------------------- ----------------------
Pennsylvania Tax-Free Income
Trust                                     2.8%                   8.9%
-------------------------------- ----------------------- ----------------------
-------------------------------- ----------------------- ----------------------
Tax-Free Intermediate Income             13.9%                   12.6%
Trust
-------------------------------- ----------------------- ----------------------



                             THE FUNDS' DISTRIBUTOR


         LMIS acts as distributor of each fund's shares pursuant to a Distribution Agreement with the Trust. Except as noted in the Prospectus, the Trust's shares are distributed in a continuous offering. The Distribution Agreement obligates LMIS to promote the sale of fund shares and to pay certain expenses in connection with its distribution efforts, including the printing and distribution of the Prospectus and periodic reports used in connection with the offering to prospective investors (after the Prospectus and reports have been prepared, set in type and mailed to existing shareholders each fund's expense) and for supplementary sales literature and advertising costs.

         Each fund has adopted a Distribution and Shareholder Services Plan ("Plan") for Primary Class shares which, among other things, permits each fund to pay LMIS fees for its services related to sales and distribution of Primary Class shares and for the provision of ongoing services to Primary Class shareholders. Payments are made only from assets attributable to Primary Class shares. Under the Plan, the aggregate fees may not exceed an annual rate of 0.25% of the fund's average daily net assets attributable to Primary Class shares. Distribution activities for which such payments may be made include, but are not limited to, compensation to persons who engage in or support distribution and redemption of shares, printing of prospectuses and reports for persons other than existing shareholders, advertising, preparation and distribution of sales literature, overhead, travel and telephone expenses, all with respect to Primary Class shares only. LMIS may pay all or a portion of the fees to its financial advisors. The Plan has been amended to make clear that, of the aggregate 0.25% fees, 0.125% is paid for distribution services and 0.125% is paid for ongoing services to shareholders. The amendments also specify that the fund may not pay more in distribution fees than 6.25% of total new gross assets, plus interest, as specified in the rules of the National Association of Securities Dealers, Inc. ("NASD").

         Amounts payable by a fund under a Plan need not be directly related to the expenses actually incurred by LMIS on behalf of the fund. The Plan does not obligate a fund to reimburse LMIS for the actual expenses LMIS may incur in fulfilling its obligations under the Plan. Thus, even if LMIS' actual expenses exceed the fee payable to LMIS at any given time, a fund will not be obligated to pay more than that fee. If LMIS' expenses are less than the fee it receives, LMIS will retain the full amount of the fee.


         The Plan was adopted, as required by Rule 12b-1 under the 1940 Act, by a vote of the Board of Trustees, including a majority of the Independent Trustees who have no direct or indirect financial interest in the operation of the Plan or the Underwriting Agreement ("12b-1 Trustees"). In approving the continuance of the Plan, in accordance with the requirements of Rule 12b-1, the Trustees determined that there was a reasonable likelihood that the Plan would continue to benefit each fund and its present and future Primary Class shareholders. The trustees considered, among other things, the extent to which the potential benefits of the Plan to each fund's Primary Class shareholders could offset the costs of the Plan; the likelihood that the Plan would succeed in producing such potential benefits; the merits of certain possible alternatives to the Plan; and the extent to which the retention of assets and additional sales of each fund's Primary Class shares, as applicable, would be likely to maintain or increase the amount of compensation paid by a fund to its adviser.


         In considering the costs of the Plan, the trustees gave particular attention to the fact that any payments made by a fund to LMIS under the Plan would increase the fund's level of expenses in the amount of such payments. Further, the trustees recognized that LMFA and the adviser would earn greater management fees if a fund's assets were increased, because such fees are calculated as a percentage of the fund's assets and thus would increase if net assets increase. The trustees further recognized that there can be no assurance that any of the potential benefits described below would be achieved if the Plan was implemented.

         Among the potential benefits of the Plan, the trustees noted that the payment of commissions and service fees to LMIS for payment to securities brokers and their registered representatives could motivate them to improve their sales efforts with respect to each fund's Primary Class shares and to maintain and enhance the level of services they provide to a fund's shareholders. These efforts, in turn, could lead to increased sales and reduced redemptions, eventually enabling a fund to achieve economies of scale and lower per share operating expenses. Any reduction in such expenses could serve to offset, at least in part, the additional expenses incurred by a fund in connection with the Plan. Furthermore, the investment management of a fund could be enhanced, as any net inflows of cash from new sales might enable its portfolio manager to take advantage of attractive investment opportunities, and the possible reduced redemptions could eliminate the potential need to liquidate attractive securities positions in order to raise the funds necessary to meet the redemption requests.


         The Plan continues in effect only so long as it is approved at least annually by the vote of a majority of the Board of Trustees, including a majority of the 12b-1 Trustees, cast in person at a meeting called for the purpose of voting on the Plan. The Plan may be terminated with respect to a fund by vote of a majority of the 12b-1 Trustees or by vote of a majority of the outstanding voting Primary Class shares of that fund. Any change in the Plan that would materially increase the distribution costs to a fund requires shareholder approval; otherwise, the Plan may be amended by the trustees, including a majority of the 12b-1 Trustees.


         In accordance with Rule 12b-1, the Plan provides that LMIS will submit to the Board of Trustees, and the trustees will review at least quarterly, a written report of any amounts expended pursuant to the Plan and the purposes for which expenditures were made.

         As compensation for its services and expenses, LMIS receives annual distribution fees equal to 0.125% and annual service fees equal to 0.125% of each fund's average daily net assets attributable to Primary Class shares in accordance with the Plan. The distribution and service fees are calculated daily and paid monthly. LMIS has voluntarily agreed to waive its fees and reimburse each fund if and to the extent its expenses (exclusive of taxes, interest, brokerage and extraordinary expenses) exceed during any month annual rates of each fund's average daily net assets attributable to Primary Class shares for such month, or certain asset levels, whichever occurs first, in accordance with the schedules described previously.

         For the period April 1, 2005 to November 30, 2005, the funds paid distribution and/or service fees to Legg Mason Wood Walker, Incorporated ("LMWW"), the funds' previous distributor pursuant to the Plan from assets attributable to Primary Class shares as follows:

----------------------------------- --------------------------
Maryland Tax-Free                   $262,092
----------------------------------- --------------------------
----------------------------------- --------------------------
Pennsylvania Tax-Free               $116,427
----------------------------------- --------------------------
----------------------------------- --------------------------
Tax-Free Intermediate               $117,165
----------------------------------- --------------------------

         For the period December 1, 2005 to March 31, 2006, the funds paid distribution and/or service fees to LMIS pursuant to the Plan from assets attributable to Primary Class shares as follows:

----------------------------------- --------------------------
Maryland Tax-Free                   $125,613
----------------------------------- --------------------------
----------------------------------- --------------------------
Pennsylvania Tax-Free               $40,104
----------------------------------- --------------------------
----------------------------------- --------------------------
Tax-Free Intermediate               $46,222
----------------------------------- --------------------------

         For the period April 1, 2005 to November 30, 2005, LMWW incurred the following expenses:

---------------------------------- ------------------ -------------------- ------------------
                                       Maryland          Pennsylvania          Tax-Free
                                       Tax-Free            Tax-Free          Intermediate
---------------------------------- ------------------ -------------------- ------------------
Compensation to sales personnel    $115,000           $48,000              $49,000
---------------------------------- ------------------ -------------------- ------------------
Advertising                        $129,000           $129,000             $129,000
---------------------------------- ------------------ -------------------- ------------------
Printing and mailing of
prospectuses to prospective        $30,000            $30,000              $30,000
shareholders
---------------------------------- ------------------ -------------------- ------------------
Administration, Overhead and       $1,149,000         $876,000             $995,000
Corporate Technology
---------------------------------- ------------------ -------------------- ------------------
Total expenses                     $1,423,000         $1,083,000           $1,203,000
---------------------------------- ------------------ -------------------- ------------------


         For the period December 1, 2005 to March 31, 2006, LMIS incurred the following expenses in connection with distribution and shareholder services with respect to Primary Class shares for each of the following funds:

---------------------------------- ------------------ -------------------- ------------------
                                       Maryland          Pennsylvania          Tax-Free
                                       Tax-Free            Tax-Free          Intermediate
---------------------------------- ------------------ -------------------- ------------------
Compensation to sales personnel    $57,000            $22,000              $24,000
---------------------------------- ------------------ -------------------- ------------------
Advertising                        $43,000            $43,000              $43,000
---------------------------------- ------------------ -------------------- ------------------
Printing and mailing of
prospectuses to prospective        $9,000             $9,000               $9,000
shareholders
---------------------------------- ------------------ -------------------- ------------------
Administration, Overhead and       $377,000           $290,000             $328,000
Corporate Technology
---------------------------------- ------------------ -------------------- ------------------
Total expenses                     $486,000           $364,000             $404,000
---------------------------------- ------------------ -------------------- ------------------


         The foregoing are estimated and do not include all expenses fairly allocable to LMWW's, LMIS' or their affiliates' efforts to distribute each fund's Primary Class shares.


                            DESCRIPTION OF THE TRUST

         The Declaration of Trust authorizes the Trust to issue an unlimited number of shares and to create additional series, each of which may issue separate classes of shares. Each fund currently offers Primary class shares.

Each share in a fund is entitled to one vote for the election of trustees and any other matter submitted to a vote of fund shareholders. Fractional shares have fractional voting rights. Voting rights are not cumulative. All shares in the funds are fully paid and nonassessable and have no preemptive or conversion rights.


         Shareholders' meetings will not be held except where the 1940 Act requires a shareholder vote on certain matters (including the election of trustees, approval of an advisory contract, and approval of a plan of distribution pursuant to Rule 12b-1), or the Board of Trustees otherwise deems a meeting appropriate or necessary. The Trust will call a special meeting of the shareholders at the request of 10% or more of the shares entitled to vote; shareholders wishing to call such a meeting should submit a written request to their respective fund at 100 Light Street, Baltimore, Maryland 21202, Attn: Fund Secretary, stating the purpose of the proposed meeting and the matters to be acted upon.


         Each fund acknowledges that it is solely responsible for the information or any lack of information about it in the joint Prospectus and in this joint SAI, and no other fund is responsible therefore. There is a possibility that one fund might be deemed liable for misstatements or omissions regarding another fund in the Prospectus or in the joint SAI; however, the funds deem this possibility slight.

                                OTHER INFORMATION

         The Trust is an entity of the type commonly known as a "Massachusetts business trust." Under Massachusetts law, shareholders of each fund could, under certain circumstances, be held personally liable for the obligations of that fund and of the Trust. However, the Trust's Declaration of Trust disclaims shareholder liability for acts or obligations of the Trust or the funds and requires that notice of such disclaimer be given in each note, bond, contract, instrument, certificate or undertaking made or issued by the trustees or by any officers or officer by or on behalf of the Trust, a fund, the trustees or any of them in connection with the Trust. The Declaration of Trust provides for indemnification from each fund's property for all losses and expenses of any fund shareholder held personally liable for the obligations of that fund. Thus, the risk of a shareholder's incurring financial loss on account of shareholder liability is limited to circumstances in which a fund itself would be unable to meet its obligations, a possibility which the adviser believes is remote. Upon payment of any liability incurred by a fund shareholder solely by reason of being or having been a shareholder, the shareholder paying such liability will be entitled to reimbursement from the general assets of that fund. The trustees intend to conduct the operations of each fund in such a way as to avoid, as far as reasonably possible, ultimate liability of the shareholders for liabilities of each fund.

                            THE TRUST'S CUSTODIAN AND
                     TRANSFER AND DIVIDEND-DISBURSING AGENT


         State Street Bank and Trust Company ("State Street"), P.O. Box 1713, Boston, MA 02105, serves as custodian of each fund's assets. BFDS, P.O. Box 953, Boston, MA 02103, as agent for State Street, serves as transfer and dividend-disbursing agent and administrator of various shareholder services. LM Fund Services, Inc. ("LMFS") serves as sub-transfer agent to the funds assisting BFDS with certain of its duties as transfer agent. LMFS, an affiliate to LMIS, receives from BFDS for its services a percentage of the per account fees the funds pay BFDS for transfer agency services. Shareholders who request a historical transcript of their account will be charged a fee based upon the number of years researched. Each fund reserves the right, upon at least 60 days' prior written notice, to institute other charges on shareholders to cover the fund's administrative costs.

                            THE TRUST'S LEGAL COUNSEL

     Kirkpatrick  &  Lockhart  Nicholson  Graham  LLP,  1601  K  Street,   N.W.,
Washington, D.C. 20006-1600, serves as counsel to the Trust.

            THE TRUST'S INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

         PricewaterhouseCoopers LLP, 250 W. Pratt Street, Baltimore, MD 21201, serves as the Trust's independent registered public accounting firm.

                              FINANCIAL STATEMENTS

         The Annual Report to Shareholders for the fiscal year ended March 31, 2006 contains the Trust's financial statements, accompanying notes and the report of PricewaterhouseCoopers LLP, the funds' independent registered public accounting firm, all of which are hereby incorporated by reference herein.

                                                                      APPENDIX A

                              RATINGS OF SECURITIES

1.       Description of Moody's  Ratings

Municipal Bonds

         Aaa - An obligation rated Aaa is judged to be of the highest quality, with minimal credit risk..

         Aa - An obligation rated Aa is judged to be of high quality and are subject to very low credit risk. Obligations rated Aaa and comprise what are generally known as high-grade bonds.

         A - An obligation rated A is considered upper-medium-grade and are subject to low credit risk.. Factors giving security to principal and interest are considered adequate but elements may be present which suggest a susceptibility to impairment sometime in the future.

         Baa - An obligation rated Baa is subject to moderate credit risk. Obligations rated Baa are considered medium grade and as such may possess certain speculative characteristics.

         Ba - An obligation rated Ba is judged to have speculative elements and is subject to substantial credit risk.

         B - An obligation rated B is considered speculative and is subject to high credit risk.

         Caa - An obligation rated Caa is judged to be of poor standing and is subject to very high credit risk.

         Ca - An obligation rated Ca is judged to be highly speculative and is likely in, or very near, default, with some prospect for recovery of principal and interest.

         C - An obligation rated C is the lowest rated class of bonds and is typically in default, with little prospect for recovery of principal or interest.

         Moody's appends numerical modifiers 1, 2 and 3 to each generic rating classification from Aa through Caa. The modifier 1 indicates that the obligation ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates a ranking in the lower end of that generic rating.

Municipal Notes

         Moody's ratings for state and municipal notes and other short-term obligations are designated Moody's Investment Grade ("MIG") and for variable rated demand obligations are designated Variable Moody's Investment Grade ("VMIG"). This distinction is in recognition of the differences between short-term credit risk and long-term credit risk. Notes bearing the designation MIG-1 or VMIG-1 are of the best quality, enjoying strong protection by established cash flows, superior liquidity support or demonstrated broad-based access to the market for refinancing.

Commercial Paper

         The rating Prime-1 is the highest commercial paper rating assigned by Moody's. Issuers with a Prime-1 ("P-1") rating will normally have the following characteristics: (1) leading market positions in well-established industries;
(2) high rates of return on funds employed; (3) conservative capitalization structures with moderate reliance on debt and ample asset protection; (4) broad margins in earning coverage of fixed financial charges and high internal cash generation; and (5) well-established access to a range of financial markets and assured sources of alternate liquidity.

2.     Description of S&P Ratings

Municipal Bonds

       AAA - This is the highest rating assigned by S&P to an obligation and indicates an extremely strong capacity to pay principal and interest.

       AA - Bonds rated AA also qualify as high-quality debt obligations. Capacity to pay principal and interest is very strong, and in the majority of instances they differ from AAA issues only in small degree.

       A - Bonds rated A have a strong capacity to pay principal and interest, although they are somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions.

       BBB - Bonds which are rated BBB are regarded as having an adequate capacity to pay principal and interest. Whereas they normally exhibit adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay principal and interest for bonds in this category than for bonds in the A category.

       S & P may assign (+) or (-) modifiers to indicate relative strength or weakness within a particular rating category.

Municipal Notes

       Municipal notes with maturities of three years or less are usually given note ratings by S&P to distinguish more clearly the credit quality of notes as compared to bonds. Notes rated SP-1 have a very strong or strong capacity to pay principal and interest. Those issues determined to possess overwhelming safety characteristics are given the designation SP-1+.

Commercial Paper

       A-1. This designation indicates that the degree of safety regarding timely payment is either overwhelming or very strong. Those issues determined to possess extremely strong safety characteristics are denoted with a plus (+) sign designation.

       A-2. Capacity for timely payment on issues with this designation is satisfactory. However, the relative degree of safety is not as high as for issues designated "A-1".

3.     Description of Fitch Ratings

Investment Grade Bonds

       AAA - Bonds considered to be investment grade and of the highest credit quality. The obligor has an exceptionally strong ability to pay interest and repay principal, which is unlikely to be affected by reasonable foreseeable events.

       AA - Bonds considered to be investment grade and of very high credit quality. The obligor's ability to pay interest and repay principal is very strong, although not quite as strong as bonds rated "AAA". Because bonds rated in the "AAA" and "AA" categories are not significantly vulnerable to foreseeable future developments, short-term debt of these issuers is generally rated "F-1+".

       A - Bonds considered to be investment grade and of high credit quality. The obligor's ability to pay interest and repay principal is considered to be strong, but may be more vulnerable to adverse change in economic conditions and circumstances than bonds with higher ratings.

BBB - Bonds considered to be investment grade and of satisfactory credit quality. The obligor's ability to pay interest and repay principal is considered to be adequate. Adverse changes in economic conditions and circumstances, however, are more likely to have adverse impact on these bonds, and therefore impair timely payment. The likelihood that the ratings of these bonds will fall below investment grade is higher than for bonds with higher ratings.

       Plus (+) Minus (-)--Plus and minus signs are used with a rating symbol to indicate the relative position of a credit within the rating category. Plus and minus signs, however, are not used in the "AAA" category.

Short-term Ratings

       F-1+ - Exceptionally Strong Credit Quality. Issues assigned this rating are regarded as having the strongest degree of assurance for timely payment.

       F-1 - Very Strong Credit Quality. Issues assigned this rating reflect assurance of timely payment only slightly less in degree than issues rated "F-1+."

                                                                      APPENDIX B


                                LEGG MASON FUNDS
                              PROXY VOTING POLICIES
                               (Revised 8/11/2004)

These policies are designed to address the rights and responsibility of the Legg Mason funds to ensure that proxies held by the funds are voted in the best interests of each respective fund. Some Legg Mason funds, particularly fixed-income funds, will rarely own securities that have corresponding voting rights. Other funds, however, own equity securities and these policies are designed to assure that proxies are voted in the best interests of the funds, to address potential conflicts of interest, and to keep proxy voting records.

1. Voting Proxies - Proxies solicited for items of business with respect to issuers whose voting securities are owned by a Legg Mason fund, if voted by the fund, must be voted in the best interests of the fund.

2. Proxy Voting Policies of Advisers to Legg Mason Funds - Each investment adviser and sub-adviser to a Legg Mason fund must have written proxy voting policies and procedures, including policies and procedures to address potential material conflicts between an adviser and its clients (including the fund). Each different adviser may have different proxy voting policies and procedures that are individually tailored to fit its respective businesses and investment styles.

3. Funds' Proxy Voting Policies and Procedures - The investment advisers and sub-advisers to the Legg Mason funds are responsible for managing the assets of the fund or funds they manage, including voting proxies. In accordance with the procedures noted below, the Board of Directors/Trustees of the Legg Mason funds will initially and periodically review and approve the use of the advisers' policies for the voting of the funds' proxies. The policies and procedures that a fund will utilize with respect to proxy voting shall be the proxy voting policies and procedures of the adviser or sub-adviser that actually manages the assets of the fund. Each adviser or sub-adviser is responsible for maintaining all proxy voting records required to be established and maintained by the Legg Mason funds and shall provide such records to the funds upon request.

4. Annual Review - An adviser's proxy voting policies and procedures must be initially reviewed and their use on behalf of a Legg Mason fund approved by the Board of Directors/Trustees. In addition, on an annual basis, each adviser must report any significant problems that arose during the year, any material conflicts, how such conflicts were addressed, and the total number of proxies voted during the previous year. Advisers should also be prepared to discuss any novel or controversial proxy votes during their semi-annual reports to the Board of Directors/Trustees and any votes that were made inconsistent with the adviser's stated proxy voting policies and procedures.

5. Changes to Advisers' Policies and Procedures - On an annual basis, any changes to an adviser's proxy voting policies and procedures, as relevant to the funds, must be reported to the Board of Directors/Trustees, which shall review and, in its discretion, approve the use of such amended proxy voting policies and procedures.

                          Legg Mason Fund Adviser, Inc.
                               Proxy Voting Policy


         LMFA delegates to each sub-adviser the responsibility for voting proxies for its funds, as applicable, to each sub-adviser through its contracts with each sub-adviser. Each sub-adviser may use its own proxy voting policies and procedures to vote proxies of the funds if the funds' Board reviews and approves the use of those policies and procedures. Accordingly, LMFA does not expect to have proxy voting responsibility for any of the funds.

         Should LMFA become responsible for voting proxies for any reason, such as the inability of a sub-adviser to provide investment advisory services, LMFA shall utilize the proxy voting guidelines established by the most recent sub-adviser to vote proxies until a new sub-adviser is retained and the use of its proxy voting policies and procedures is authorized by the Board. In the case of a material conflict between the interests of LMFA (or its affiliates if such conflict is known to persons responsible for voting at LMFA) and any fund, the Board of Directors of LMFA shall consider how to address the conflict and/or how to vote the proxies. LMFA shall maintain records of all proxy votes in accordance with applicable securities laws and regulations.

         LMFA shall be responsible for gathering relevant documents and records related to proxy voting from each sub-adviser and providing them to the funds as required for the funds to comply with applicable rules under the Investment Company Act of 1940. LMFA shall also be responsible for coordinating the provision of information to the Board with regard to the proxy voting policies and procedures of each sub-adviser, including the actual proxy voting policies and procedures of each sub-adviser, changes to such policies and procedures, and reports on the administration of such policies and procedures.


         Questions regarding this policy should be referred to the Legal and Compliance Department of Legg Mason, Inc.

               LEGG MASON INVESTMENT COUNSEL & TRUST COMPANY, N.A.

                                  PROXY VOTING


Background

LM Trust has adopted and implemented policies and procedures that we believe are reasonably designed to ensure that proxies are voted in the best interest of clients, in accordance with our fiduciary duties and SEC Rule 206(4)-6 under the Investment Advisers Act of 1940 ("Advisers Act"). If authority to vote proxies is established by the client by executing the Proxy Voting Form- Exhibit C of the Investment Management Agreement, our proxy voting guidelines have been tailored to reflect this specific contractual obligation. In addition to SEC requirements governing advisers, our proxy voting policies reflect the long-standing fiduciary standards and responsibilities for ERISA accounts. Unless a manager of ERISA assets has been expressly precluded from voting proxies, the Department of Labor has determined that the responsibility for these votes lies with the Investment Manager.

In exercising its voting authority, LM Trust will not consult or enter into agreements with officers, directors or employees of Legg Mason Inc. or any of its affiliates (other than LM Trust) regarding the voting of any securities owned by its clients.

Voting Authority

In general, LM Trust shall undertake responsibility for proxy voting as follows:
(1) for accounts where LM Trust has no investment authority (such as when it serves as custodian or directed trustee), unless by agreement with LM Trust, LM Trust shall deliver proxies to the account owner or the party who exercises investment discretion over the account; (2) for accounts where LM Trust shares investment authority with another party (such as with a co-trustee), LM Trust shall assume the responsibility and authority with respect to the voting of proxies, unless by agreement with LM Trust, such other party expressly reserves to itself the voting of proxies for the account; (3) for accounts where LM Trust has sole investment authority, it shall assume the responsibility and authority with respect to the voting of proxies, unless such responsibility and authority expressly have been delegated to others (such as sub-advisers) or reserved to the trustee or other named fiduciary of a client account. For accounts where LM Trust has appointed a sub-adviser to manage the client account, LM Trust shall deliver proxies to the sub-adviser for its exercise of voting rights, unless such sub-adviser expressly disclaims the voting of proxies. An account owner or other beneficiary may direct LM Trust to refrain from voting a specific security, and name themselves or another person to so vote, while LM Trust retains voting authority over the other securities in the account.

With respect to shares over which LM Trust has voting authority, LM Trust will not decline to vote proxies except in extraordinary circumstances. Nor will LM Trust accept direction from others with regard to the voting of proxies, although LM Trust will take the investment guidelines of an account into consideration in deciding how to vote on a particular issue. LM Trust may vote proxies related to the same security differently for different clients.

LM Trust seeks to identify any material conflicts that may arise between the interests of LM Trust and its clients. Except for extraordinary circumstances, in any such instance, the material conflict will be resolved by the Investment Policy Committee, voting in accordance with the previously established guidelines set forth by the Investment Policy Committee. The Investment Policy Committee may seek the advice or recommendation of an independent third party, in its sole discretion. The Investment Policy Committee is comprised of senior executives of LM Trust, as appointed by the Investment and Trust Committee of the LM Trust Board of Directors.

Voting Guidelines

         Proxies will not be voted without an analysis of the underlying issues involved. LM Trust's proxy voting policy at all times shall be directed toward maximizing the value of the assets of managed accounts, for the benefit of the accounts' ultimate owners or beneficiaries. Any item on a proxy that would tend to inhibit the realization of maximum value shall receive a negative vote from LM Trust. Examples of such items would be any activities that could be viewed as "poison pill" maneuvers. On other matters specific to a company, such as the election of directors, the appointment of auditors, granting of options, repricing of options, mergers and other material issues, a decision shall be made in conjunction with guidelines established by the LM Trust Investment Policy Committee, consistent with the policy of maximizing value.

Voting Records & Client Notification

         A complete record and file of all votes cast, and where appropriate, the reason therefore, shall be maintained by LM Trust. A proxy log will be maintained, including the following data: issuer name, exchange ticker symbol of the issuer's shares to be voted, CUSIP number for the shares to be voted, a brief identification of the matter voted on, whether the matter was proposed by the issuer or by a shareholder of the issuer, whether a vote was cast on the matter, a record of how the vote was cast and whether the vote was cast for or against the recommendation for the issuer's management team. Clients may obtain information with regard to the manner in which their proxies were voted, as well as the more detailed policies and procedures upon which this summary is based by contacting LM Trust at Legg Mason Trust, 100 Light Street, Baltimore, Maryland, 21202, attention: Proxy Administrator. In addition, when required by applicable banking or investment adviser statutes and rules, a description of these Policies and Procedures shall be provided to new clients prior to the inception of their account.

Timing

         LM Trust personnel act in such a manner to ensure that, absent special circumstances, the proxy gathering and proxy voting steps noted above can be completed before the applicable deadline for returning proxy votes.

Disclosure

         LM Trust' proxy policies are described in the firm's Part II of Form ADV. Prior to August 1, 2003, LM Trust will deliver a copy of LM Trust' Proxy Policy to all existing clients. New Clients will be provided a copy of these policies and procedures upon request. In addition, upon request, clients may receive reports on how their proxies have been voted.

         Voting Procedures When LM Trust Utilizes a Third Party Proxy Service

                  If LM Trusties utilizing a third party proxy service in connection with certain client accounts, the Proxy Coordinator will ensure that the proxy service receives updated holdings for the affected accounts. The Proxy Coordinator will also ensure that the proxy service delivers its recommendations on a timely basis and that such information is provided to the Investment Management Team. After the Investment Management Team authorizes the proxy service to vote, the Proxy Coordinator will maintain records of the proxy service recommendations and voting reports.

         Corporate Actions

         All corporate action related material will be delivered to LM Trust's corporate action coordinator (the "Corporate Action Coordinator"), who will pay strict attention to any pending corporate actions that may be undertaken by, or with respect to, the issuers of securities held in client accounts. When the Corporate Action Coordinator receives notice of a pending corporate action, he or she will be responsible for coordinating with the Investment Management Team to determine the firm's desired course of action and communicating the firm's instructions to the custodian in a timely manner.

         The Corporate Action Coordinator will also keep accurate records of each corporate action and the steps that were taken by the firm in a corporate actions log.


                      COMMUNICATIONS WITH BENEFICIAL OWNERS


It is the policy of LM Trust to comply with the Shareholder Communications Act of the Securities and Exchange Commission. Under the Shareholder Communications Act, LM Trust is required to forward proxy materials to beneficial owners whose securities are held by LM Trust. Also, LM Trust is required to provide a corporate issuer, on request, with the names, addresses and securities positions of certain beneficial owners. It is the policy of LM Trust to solicit the consent of beneficial owners to determine whether disclosure is appropriate. For accounts opened on or before December 28, 1986, the beneficial owner must affirmatively consent to disclosure; for accounts opened after that date, the beneficial owner will be deemed to have consented to such disclosure if he has not affirmatively objected to disclosure.

Procedures

On the distribution of proxy material, LM Trust will respond to a request within seven days as to the number of sets of proxy materials and/or annual reports it needs for forwarding to beneficial owners.

LM Trust will forward proxy soliciting material and/or annual reports directly to beneficial owners within five business days after the date the material is received.

An executed proxy or a request for voting instructions will be forwarded to those beneficial owners whose securities are directly held by LM Trust within five business days after the date the proxy cards are received.

                         Legg Mason Tax-Free Income Fund

Part C. Other Information

Item 23. Exhibits

(a)     (i)     Declaration of Trust (1)
        (ii)    Amendment to Declaration of Trust dated January 31, 1991 (1)
        (iii)   Amendment to Declaration of Trust dated March 11, 1991 (1)
        (iv)    Amendment to Declaration of Trust dated July 30, 1992 (1)
        (v)     Amendment to Declaration of Trust dated July 29, 1994 (2)
        (vi)    Amendment to Declaration of Trust dated September 14, 1999 (3)
        (vii)   Amendment to Declaration of Trust dated July 3, 2001 (5)
        (viii)  Amendment to Declaration of Trust dated September 6, 2002 (9)

(b)      Amended and Restated Bylaws dated August 8, 2002 (9)

(c) Instruments defining the rights of security holders with respect to Maryland Tax-Free Income Trust, Pennsylvania Tax-Free Income Trust and Tax-Free Intermediate Term Income Trust are contained in the Declaration of Trust, with subsequent amendments, and in the Amended and Restated By-Laws, which are incorporated by reference as specified in Exhibits (a) and (b) to Item 23 of Part C herein.

(d)     (i)     Investment Advisory and Management Agreement (3)
        (ii)    Sub-Advisory Agreement (3)

(e)     (i)     Distribution Agreement - filed herewith
        (ii)    Form of Dealer Agreement (14)

(f)      Bonus, profit sharing or pension plans - none

(g)     (i)     Custodian Agreement (1)
        (ii)    Amendment to Custodian Agreement dated July 1, 2001 (6)

(h)     (i)     Transfer Agency and Service Agreement (1)
        (ii)    Amendment to Transfer Agency and Service Agreement dated
                November 1, 2001(8)
        (iii)   Amendment and Restatement of Credit Agreement dated March 15,
                2002 (4)
        (iv)    First Amendment to Amendment and Restatement of Credit Agreement
                dated March 14, 2003 (7)
        (v)     Second Amendment to Amendment and Restatement of Credit
                Agreement dated March 12, 2004 (10)
        (vi)    Sub-Accounting Agreement (13)

(i)     Legal opinion and consent of counsel - filed herewith

(j) Consent of Independent Registered Public Accounting Firm - filed herewith

(k)     Financial statements omitted from Item 22 - none

(l)     (i)     Agreement for providing initial capital with respect to the
                Maryland, Pennsylvania and High Quality Portfolios (1)
        (ii)    Agreement for providing initial capital with respect to the
                Tax-Free Intermediate-Term Income Portfolio (1)

(m)     (i)     Amended Distribution Plan pursuant to Rule 12b-1 (1)
        (ii)    Amendment to the Distribution Plan - filed herewith

(n)     (i)     Multiple Class Plan Pursuant to Rule 18f-3 for Maryland Tax Free
                Income Trust (11)
        (ii)    Multiple Class Plan Pursuant to Rule 18f-3 for Pennsylvania
                Tax-Free Income Trust (11)
        (iii)   Multiple Class Plan Pursuant to Rule 18f-3 for Tax-Free
                Intermediate-Term Income Trust (10)

(p) Code of Ethics for the funds, their investment adviser and their principal underwriter

        (i)     Legg Mason Funds (12)
        (ii) Legg Mason Investment Counsel & Trust Company, N.A. - filed herewith
        (iii)   Legg Mason Investor Services, LLC (12)

(1) Incorporated herein by reference to corresponding Exhibit of Post-Effective Amendment No. 10 to the Registration Statement of Legg Mason Tax-Free Income Fund, SEC File No. 33-37971, filed July 31, 1997.

(2) Incorporated herein by reference to corresponding Exhibit of Post-Effective Amendment No. 7 to the Registration Statement of Legg Mason Tax-Free Income Fund, SEC File No. 33-37971, filed June 15, 1995.

(3) Incorporated herein by reference to corresponding Exhibit of Post-Effective Amendment No. 14 to the Registration Statement of Legg Mason Tax-Free Income Fund, SEC File No. 33-37971, filed July 27, 2000.

(4) Incorporated herein by reference to corresponding Exhibit of Post-Effective Amendment No. 33 to the Registration Statement of Legg Mason Income Trust, Inc., SEC File No. 33-12092, filed April 3, 2002.

(5) Incorporated herein by reference to corresponding Exhibit of Post-Effective Amendment No. 15 to the Registration Statement of Legg Mason Tax-Free Income Fund, SEC File No. 33-37971, filed July 11, 2001.

(6) Incorporated herein by reference to corresponding Exhibit of Post-Effective Amendment No. 16 to the Registration Statement of Legg Mason Tax-Free Income Fund, SEC File No. 33-37971, filed July 16, 2002.

(7) Incorporated herein by reference to the corresponding exhibit of Post-Effective Amendment No. 35 to the registration statement of Legg Mason Income Trust, Inc., SEC File No. 33-12092, filed April 17, 2003.

(8) Incorporated herein by reference to the corresponding exhibit of Post-Effective Amendment No. 40 to the registration statement of Legg Mason Income Trust, Inc., SEC File No. 2-62218, filed November 1, 2002.

(9) Incorporated herein by reference to corresponding Exhibit of Post-Effective Amendment No. 17 to the Registration Statement of Legg Mason Tax-Free Income Fund, SEC File No. 33-37971, filed May 29, 2003.

(10) Incorporated herein by reference to corresponding exhibit of Post-Effective Amendment No. 7 to the Registration Statement of Legg Mason Investment Trust, Inc., SEC File No. 333-88715, filed April 21, 2004.

(11) Incorporated herein by reference to corresponding Exhibit of Post-Effective Amendment No. 18 to the Registration Statement of Legg Mason Tax-Free Income Fund, SEC File No. 33-37971, filed July 24, 2003.

(12) Incorporated herein by reference to corresponding exhibit of Post-Effective Amendment No. 45 to the Registration Statement of Legg Mason Cash Reserve Trust, Inc., SEC File No. 2-62218, filed December 28, 2005.

(13) Incorporated herein by reference to corresponding Exhibit of Post-Effective Amendment No. 38 to the Registration Statement of Legg Mason Value Trust, Inc., SEC File No. 2-75766, filed July 29, 2005.

(14) Incorporated herein by reference to corresponding Exhibit of Post-Effective Amendment No. 22 to the Registration Statement of Legg Mason Growth Trust, Inc., SEC File No. 33-89090, filed April 27, 2006.

Item 24.    Persons Controlled By or Under Common Control with Registrant

            None

Item 25.    Indemnification

Reference is made to Article 10 of Registrant's Declaration of Trust, Article 10 of Registrant's Amended and Restated Bylaws, and Section 10 of the Distribution Agreement. Article 10 of Registrant's Amended and Restated Bylaws also provides that certain expenses incurred in defending a proceeding involving trustees, officers, employees and agents will be paid by the Trust in advance of a final disposition thereof if certain conditions are met.

In Section 10 of the Distribution Agreement relating to the securities offered hereby, the Registrant agrees to indemnify the Distributor and each person, if any, who controls the Distributor within the meaning of the Securities Act of 1933, as amended ("Securities Act"), against certain types of civil liabilities arising in connection with the Registration Statement or the Prospectuses and Statement of Additional Information.

Insofar as indemnification for liabilities arising under the Securities Act may be permitted to trustees, officers and controlling persons of the Registrant pursuant to the foregoing provisions, or otherwise, the Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a trustee, officer or controlling person of the Registrant in the successful defense of any action, suit or proceeding) is asserted by such trustee, officer or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

Item 26.      Business and Other Connections of Manager and Investment Adviser


(a) Legg Mason Fund Adviser, Inc. ("LMFA") is an investment adviser registered with the Securities and Exchange Commission under the Investment Advisers Act of 1940. The following is a list of other substantial business activities in which directors, officers or partners of LMFA have been engaged as director, officer, employee, partner, or trustee.


Deepak Chowdhury           Vice President and Director, LMFA
                           Senior Vice President, Legg Mason, Inc.
                           Director, LMIC
                           Director, Barrett
                           Director, Bartlett
                           Director, Batterymarch
                           Director, Berkshire
                           Director, LMAM
                           Director, LM Holdings
                           Director, PCM I
                           Director, PCM II

Mark R. Fetting            President, Chairman and Director, LMFA
                           Senior Executive Vice President, Legg Mason, Inc.
                           Managing Director, LMIS
                           Director, LMCM
                           Director, LMFM
                           Director, LMFunds
                           Manager, Royce

Gregory T. Merz            Vice President and Secretary, LMFA
                           Vice President and Deputy General Counsel, Legg
                                Mason, Inc.


(b) Legg Mason Investment Counsel & Trust Company, N.A. ("LMIC") is an investment adviser registered with the Securities and Exchange Commission under the Investment Advisers Act of 1940. The following is a list of other substantial business activities in which directors, officers or partners of LMT have been engaged as director, officer, employee, partner or trustee.


Deepak Chowdhury           Director, LMIC
                           Vice President and Director, LMFA
                           Senior Vice President, Legg Mason, Inc.
                           Director, Barrett
                           Director, Bartlett
                           Director, Batterymarch
                           Director, Berkshire
                           Director, LMAM
                           Director, LM Holdings
                           Director, PCM I
                           Director, PCM II

Thomas C. Merchant         Secretary, LMIC
                           Secretary, LMFM
                           Assistant Secretary, Brandywine
                           Vice President, Deputy General Counsel and Assistant
                                Secretary, Legg Mason, Inc.
                           Secretary, Barrett
                           Assistant Secretary, Bartlett
                           Secretary, LMFunds
                           Secretary, LMCM
                           Vice President and Secretary, LM Funding
                           Vice President and Secretary, Nova Scotia
                           Secretary, LMREI
                           Secretary, LMCRES
                           Secretary, BMML
                           Assistant Secretary, BRE
                           Assistant Secretary, LM Tower
                           Assistant Secretary, LMRC Properties
                           Assistant Secretary, Berkshire
                           Assistant Secretary, LMRESA
                           Assistant Secretary, LMRC
                           Assistant Secretary, LMRG
                           Assistant Secretary, LMRP
                           Assistant Secretary, LMRC II

Peter F. O'Malley          Director LMIC
                           Director, Legg Mason, Inc.


Timothy C. Scheve          Director, LMIC
                           Senior Executive Vice President, Legg Mason, Inc.
                           Managing Director, LMIS
                           Director, LMCM
                           Director, LMFM
                           Director, LMFunds
                           Director, LM Holdings



Addresses for Items 26(a) and 26(b):

(3040692) Nova Scotia Company ("Nova Scotia")
1959 Upper Water Street
P.O. Box 997
Halifax, Nova Scotia B35 2X2

Barrett Associates, Inc.  ("Barrett")
90 Park Avenue
New York, NY  10016

Bartlett & Co.  ("Bartlett")
36 East Fourth Street
Cincinnati, OH  45202-3896

Batterymarch Financial Management, Inc. ("Batterymarch")
200 Clarendon Street
Boston, MA  02116

Berkshire Asset Management, Inc.  ("Berkshire")
46 Public Square, Suite 700
Wilkes-Barre, PA  18701

BMML, Inc. ("BMML")
100 Light Street
Baltimore, MD 21202

Brandywine Global Investment Management, LLC ("Brandywine")
2929 Arch Street
Philadelphia, PA 19104

BRE Group, Inc. ("BRE")
36 East Fourth Street
Cincinnati, OH 45202

Legg Mason Asset Management (Asia) Pte. Ltd ("LMAM")
Three Temasek Avenue, #10-02, Centennial Tower
Singapore 039010

Legg Mason Capital Management, Inc.  ("LMCM")
100 Light Street
Baltimore, MD  21202

Legg Mason Fund Adviser, Inc.  ("LMFA")
100 Light Street
Baltimore, MD  21202

Legg Mason Funds Management, Inc.  ("LMFM")
100 Light Street
Baltimore, MD  21202

Legg Mason Funding, Corp. ("LM Funding")
100 Light Street
Baltimore, MD 21203

LM Fund Services, Inc. ("LMFunds")
100 Light Street
Baltimore, MD 21202

Legg Mason, Inc.
100 Light Street
Baltimore, MD  21202

Legg Mason Real Estate Investors, Inc.  ("LMREI")
100 Light Street
Baltimore, MD  21202

Legg Mason Real Estate Securities Advisors, Inc. ("LMRESA")
100 Light Street
Baltimore, MD 21202

Legg Mason Commercial Real Estate Services, Inc. ("LMCRES")
100 Light Street
Baltimore, MD 21203

Legg Mason Realty Capital, Inc. ("LMRC")
100 Light Street
Baltimore, MD 21202

LMRC Properties, Inc. ("LMRC Properties")
100 Light Street
Baltimore, MD 21202

Legg Mason Realty Group, Inc. ("LMRG")
100 Light Street
Baltimore, MD 21202

Legg Mason Realty Partners, Inc. ("LMRP")
100 Light Street
Baltimore, MD 21202

Legg Mason Tower, Inc. ("LM Tower")
100 Light Street
Baltimore, MD 21202

Legg Mason Investment Counsel & Trust Company, N.A.  ("LMIC")
100 Light Street
Baltimore, MD  21202

Legg Mason Investor Services, LLC  ("LMIS")
100 Light Street
Baltimore, MD  21202

LM Holdings Limited ("LM Holdings")
20 Regent Street
London  SW1Y 4PZ

LMRC II, Inc.  ("LMRC II")
100 Light Street
Baltimore, MD 21202

PCM Holdings I, Inc. ("PCM I")
8889 Pelican Bay Boulevard, Suite 500
Naples, FL 34108-7512

PCM Holdings II, LLC ("PCM II")
8889 Pelican Bay Boulevard, Suite 500
Naples, FL 34108-7512

Royce & Associates, LLC  ("Royce")
1414 Avenue of the Americas
New York, NY 10019

Item 27.      Principal Underwriters

(a) Legg Mason Income Trust, Inc.; Legg Mason Investors Trust, Inc.; Legg Mason Growth Trust, Inc.; Legg Mason Special Investment Trust, Inc.; Legg Mason Global Trust, Inc.; Legg Mason Value Trust, Inc.; Legg Mason Light Street Trust, Inc.; Legg Mason Investment Trust, Inc.; Legg Mason Charles Street
     Trust, Inc.; Western Asset Funds, Inc.; Legg Mason Partners Trust II; CitiFunds Trust I; Salomon Funds Trust; Legg Mason Partners Variable Portfolios V; CitiFunds Premium Trust; CitiFunds Institutional Trust; CitiFunds Trust III; Legg Mason Partners Lifestyle Series, Inc.; Legg Mason Partners Variable Portfolios IV; Legg Mason Partners Investment Series; Consulting Group Capital Markets Funds; High Income Opportunity Fund, Inc.; Intermediate Muni Fund, Inc.; Legg Mason Partners Small Cap Core Fund, Inc.; Legg Mason Partners Investment Trust; Real Estate Income Fund, Inc.; Managed High Income Portfolio, Inc.; Managed Municipals Portfolio, Inc.; Municipal High Income Fund, Inc.; Citigroup Investments Corporate Loan Fund, Inc.; Zenix Income Fund, Inc.; Salomon Brothers Capital Fund, Inc.; Salomon Brothers Investors Value Fund, Inc.; Salomon Brothers Fund, Inc.; Salomon Brothers Institutional Series Fund, Inc., Salomon Brothers Series Funds, Inc.; Legg Mason Partners Variable Portfolios I; Salomon Brothers Opportunity Fund, Inc.; Salomon Brothers 2008 Worldwide Government Term Trust; Salomon Brothers High Income Fund, Inc.; Salomon Brothers High Income Fund II, Inc.; Salomon Brothers Emerging Markets Income Fund, Inc.; Salomon Brothers Emerging Markets Income Fund II, Inc.; Salomon Brothers Emerging Markets Floating Rate Fund, Inc.; Salomon Brothers Global High Income Fund, Inc.; Salomon Brothers Emerging Markets Debt Fund, Inc.; Salomon Brothers Capital and Income Fund, Inc.; Salomon Brothers Global Partners Income Fund, Inc.; Salomon Brothers Municipal Partners Fund, Inc.; Salomon Brothers Municipal Partners Fund II, Inc.; Salomon Brothers Variable Rate Strategic Fund, Inc.; Salomon Brothers Inflation Management Fund; Legg Mason Partners Adjustable Rate Income Fund; Legg Mason Partners Aggressive Growth Fund, Inc.; Legg Mason Partners Appreciation Fund, Inc.; Legg Mason Partners Arizona Municipals Fund, Inc.; Legg Mason Partners California Municipals Fund, Inc.; Legg Mason Partners Equity Funds; Legg Mason Partners Fundamental Value Fund, Inc.; Legg Mason Partners Funds, Inc.; Legg Mason Partners Income Funds; Smith Barney Institutional Cash Management Fund, Inc.; Legg Mason Partners Investment Funds, Inc.; Legg Mason Partners Core Plus Bond Fund, Inc.; Legg Mason Partners Managed Municipals Fund, Inc.; Legg Mason Partners Massachusetts Municipal Funds; Smith Barney Money Funds, Inc.; Legg Mason Partners Municipal Funds; Smith Barney Municipal Money Market Fund, Inc.; Legg Mason Partners New Jersey Municipals Fund, Inc.; Legg Mason Partners Oregon Municipals Fund; Legg Mason Partners World Funds, Inc.; Legg Mason Partners Sector Series, Inc.; Legg Mason Partners Variable Portfolios III; and various series of unit investment trusts.



(b) The following table sets forth information concerning each director and officer of the Registrant's principal underwriter, Legg Mason Investor Services, LLC ("LMIS").


Name and Principal                      Position and Offices            Positions and Offices
Business Address*                       with Underwriter - LMIS         with Registrant
----------------------------------------------------------------------------------------------

Timothy C. Scheve                       Managing Director               None

Mark R. Fetting                         Managing Director               President and Director

D. Stuart Bowers                        Vice President                  None

W. Talbot Daley                         Vice President                  None


Thomas J. Hirschmann                    Vice President                  None

Joseph M. Furey                         General Counsel and             None
                                        Chief Compliance Officer

Theresa M. Silberzahn                   Chief Financial Officer         None

Ronald Holinsky                         Counsel                         None

Robert E. Patterson                     Counsel                         None

Elisabeth F. Craig                      AML Compliance Officer and      None
                                        Director of Continuing Education

* All addresses are 100 Light Street, Baltimore, Maryland 21202, unless otherwise indicated.

(c) The Registrant has no principal underwriter that is not an affiliated person of the Registrant or an affiliated person of such an affiliated person.

Item 28.     Location of Accounts and Records

State Street Bank and Trust Company                Legg Mason Fund Adviser, Inc.
P. O. Box 1713                        and          100 Light Street
Boston, Massachusetts 02105                        Baltimore, Maryland  21202

Item 29.     Management Services

             None

Item 30.     Undertakings

             None

                                 SIGNATURE PAGE

     Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant, Legg Mason Tax-Free Income Fund, certifies that it meets all the requirements for effectiveness of this Post-Effective Amendment No. 22 to its Registration Statement pursuant to Rule 485(b) under the Securities Act of 1933 and has duly caused this Registration Statement to be signed on its behalf by the undersigned, duly authorized, in the City of Baltimore and State of Maryland, on the 26th day of July, 2006.


                                                 LEGG MASON TAX-FREE INCOME FUND


                                                 By: /s/   Mark R. Fetting
                                                           Mark R. Fetting
                                                           President

Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed below by the following persons in the capacities and on the dates indicated:

Signature                                      Title                                    Date

/s/ John F. Curley*                            Chairman and Director                    July 26, 2006
-------------------
John F. Curley, Jr.

/s/ Mark R. Fetting                            President (Principal                     July 26, 2006
-------------------                            Executive Officer) and Director
Mark R. Fetting

/s/ Ruby P. Hearn*                             Director                                 July 26, 2006
------------------
Ruby P. Hearn

/s/ Arnold L. Lehman*                          Director                                 July 26, 2006
---------------------
Arnold L. Lehman

/s/ Robin J.W. Masters*                        Director                                 July 26, 2006
-----------------------
Robin J.W. Masters

/s/ Jill E. McGovern*                          Director                                 July 26, 2006
---------------------
Jill E. McGovern

/s/ Arthur S. Mehlman*                         Director                                 July 26, 2006
----------------------
Arthur S. Mehlman

/s/ G. Peter O'Brien*                          Director                                 July 26, 2006
---------------------
G. Peter O'Brien

/s/ S. Ford Rowan*                             Director                                 July 26, 2006
------------------
S. Ford Rowan

/s/ Robert M. Tarola*                          Director                                 July 26, 2006
---------------------
Robert M. Tarola

/s/ Marie K. Karpinski                         Vice President and                       July 26, 2006
----------------------                         Chief Financial Officer
Marie K. Karpinski                             (Principal Financial and Accounting
                                               Officer)

* Signatures affixed by Richard M. Wachterman pursuant to a Power of Attorney dated November 11, 2004, a copy of which is filed herewith.

                                POWER OF ATTORNEY
I, the undersigned Director/Trustee of one or more of the following investment companies (as set forth in the companies' Registration Statements on Form N-1A):

LEGG MASON CASH RESERVE TRUST          LEGG MASON VALUE TRUST, INC.
LEGG MASON INCOME TRUST, INC.          LEGG MASON CHARLES STREET TRUST, INC.
LEGG MASON GLOBAL TRUST, INC.          LEGG MASON SPECIAL INVESTMENT TRUST, INC.
LEGG MASON TAX-EXEMPT TRUST, INC.      LEGG MASON INVESTORS TRUST, INC.
LEGG MASON TAX-FREE INCOME FUND        LEGG MASON LIGHT STREET TRUST, INC.
LEGG MASON GROWTH TRUST, INC.          LEGG MASON INVESTMENT TRUST, INC.

plus any other investment company for which Legg Mason Fund Adviser, Inc. or an affiliate thereof acts as investment adviser or manager and for which the undersigned individual serves as Director/Trustee hereby severally constitute and appoint each of MARK R. FETTING, MARIE K. KARPINSKI, RICHARD M. WACHTERMAN, GREGORY T. MERZ, ARTHUR J. BROWN and ARTHUR C. DELIBERT my true and lawful attorney-in-fact, with full power of substitution, and each with full power to sign for me and in my name in the appropriate capacity and only for those companies described above for which I serve as Director/Trustee, any
Registration Statements on Form N-1A, all Pre-Effective Amendments to any Registration Statements of the Funds, any and all Post-Effective Amendments to said Registration Statements, and any and all supplements or other instruments in connection therewith, to file the same with the Securities and Exchange Commission and the securities regulators of appropriate states and territories, and generally to do all such things in my name and behalf in connection therewith as said attorney-in-fact deems necessary or appropriate to comply with the provisions of the Securities Act of 1933 and the Investment Company Act of 1940, all related requirements of the Securities and Exchange Commission and all requirements of appropriate states and territories. I hereby ratify and confirm all that said attorney-in-fact or their substitutes may do or cause to be done by virtue hereof.

WITNESS my hand on the date set forth below.

SIGNATURE                                            DATE

/s/ John F. Curley, Jr.                              November 11, 2004
---------------------------------
John F. Curley, Jr.

/s/ Mark R. Fetting                                  November 11, 2004
---------------------------------
Mark R. Fetting

/s/ Ruby P. Hearn                                    November 11, 2004
---------------------------------
Ruby P. Hearn

/s/ Arnold L. Lehman                                 November 11, 2004
---------------------------------
Arnold L. Lehman

/s/ Robin J.W. Masters                               November 11, 2004
---------------------------------
Robin J.W. Masters

/s/ Jill E. McGovern                                 November 11, 2004
---------------------------------
Jill E. McGovern

/s/ Arthur S. Mehlman                                November 11, 2004
---------------------------------
Arthur S. Mehlman

/s/ Jennifer W. Murphy                               November 11, 2004
---------------------------------
Jennifer W. Murphy

/s/ G. Peter O'Brien                                 November 11, 2004
---------------------------------
G. Peter O'Brien

/s/ S. Ford Rowan                                    November 11, 2004
---------------------------------
S. Ford Rowan

/s/ Robert M. Tarola                                 November 11, 2004
---------------------------------
Robert M. Tarola

                         Legg Mason Tax-Free Income Fund
                                  Exhibit Index

Exhibit (e)(i)  Distribution Agreement

Exhibit (i)     Opinion and consent of counsel

Exhibit (j)     Auditor's consent

Exhibit (m)(ii) Amendment to the Distribution Plan

Exhibit (p)(ii) Code of Ethics for Legg Mason Investment Counsel & Trust
                Company, N.A.